                             SERENGETI EYEWEAR, INC.

                                   EXHIBIT 10

                               MATERIAL CONTRACTS

                                      PTC-6
                                                                   9-16-99

                                                                   Execution















                    AMENDED AND RESTATED TERM LOAN AGREEMENT

                         Dated as of September 17, 1999

                                  By And Among


                             SERENGETI EYEWEAR, INC.

                                       and

                         SUNTRUST BANK, CENTRAL FLORIDA,
                              NATIONAL ASSOCIATION,
                            individually and as Agent
                                       and
               BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.

                                TABLE OF CONTENTS


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
ARTICLE I         DEFINITIONS; CONSTRUCTION                                                          1

                  Section 1.1       Definitions.                                                     1
                  Section 1.2       Accounting Terms and Determination                              11
                  Section 1.3       Other Definitional Terms                                        11
                  Section 1.4       Exhibits and Schedules                                          11

ARTICLE II        This Article is not applicable.                                                   11

ARTICLE III       TERM LOANS                                                                        11

                  Section 3.1       Term Loan Commitments; Use of Proceeds.                         11
                  Section 3.2       Term Notes; Repayment of Principal.                             11
                  Section 3.3       Mandatory Prepayments of Surplus Cash Flow                      12
                  Section 3.4       Status of Payments Under CIT Subordination Agreement.           12

ARTICLE IV        GENERAL LOAN TERMS                                                                13

                  Section 4.1       This Section is not applicable.                                 13
                  Section 4.2       This Section is not applicable.                                 13
                  Section 4.3       Interest.                                                       13
                  Section 4.4       This Section is not applicable.                                 13
                  Section 4.5       Fees.                                                           13
                  Section 4.6       Voluntary Prepayments of Borrowings.                            13
                  Section 4.7       Payments, Etc.                                                  14
                  Section 4.8       This Section is not applicable.                                 15
                  Section 4.9       This Section is not applicable.                                 15
                  Section 4.10      This Section is not applicable.                                 15
                  Section 4.11      This Section is not applicable.                                 15
                  Section 4.12      This Section is not applicable.                                 15
                  Section 4.13      This Section is not applicable.                                 15
                  Section 4.14      This Section is not applicable.                                 15
                  Section 4.15      Sharing of Payments, Etc.                                       15
                  Section 4.16      Capital Adequacy                                                15
                  Section 4.18      Limitation on Certain Payment Obligations.                      16
                  Section 4.19      This Section is not applicable.                                 16



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

ARTICLE V         CONDITIONS TO BORROWINGS                                                          16

                  Section 5.1       Conditions Precedent to Restructuring of Term Loans.            16
                  Section 5.2       This Section is not applicable.                                 18

ARTICLE VI        REPRESENTATIONS AND WARRANTIES                                                    18

                  Section 6.1       Organization and Qualification.                                 18
                  Section 6.2       Corporate Authority.                                            18
                  Section 6.3       This Section is not applicable.                                 18
                  Section 6.4       Borrower Financial Statements.                                  18
                  Section 6.5       Tax Returns.                                                    18
                  Section 6.6       Actions Pending.                                                19
                  Section 6.7       Representations; No Defaults.                                   19
                  Section 6.8       Title to Properties.                                            19
                  Section 6.9       Enforceability of Agreement.                                    19
                  Section 6.10      Consent                                                         19
                  Section 6.11      Use of Proceeds; Federal Reserve Regulations.                   19
                  Section 6.12      ERISA.                                                          19
                  Section 6.13      Subsidiaries.  Schedule 6.1                                     20
                  Section 6.14      Outstanding Indebtedness.                                       20
                  Section 6.15      Conflicting Agreements.                                         20
                  Section 6.16      Pollution and Other Regulations.                                20
                  Section 6.17      Possession of Franchises, Licenses, Etc.                        21
                  Section 6.18      Patents, Etc.                                                   21
                  Section 6.19      Governmental Consent.                                           21
                  Section 6.20      Disclosure.                                                     22
                  Section 6.21      Insurance Coverage.                                             22
                  Section 6.22      Labor Matters.                                                  22
                  Section 6.23      Intercompany Loans; Dividends.                                  22
                  Section 6.24      Burdensome Restrictions.                                        23
                  Section 6.25      Solvency                                                        23
                  Section 6.26      Compliance with Laws                                            23
                  Section 6.27      Permitted Investments                                           23
                  Section 6.28      Perfected Security Interest in Collateral.                      23
                  Section 6.29      This Section is not applicable.                                 23
                  Section 6.30      Capital Stock.                                                  23
                  Section 6.31      Places of Business.                                             24
                  Section 6.32      Y2K Compliance.                                                 24

ARTICLE VII       AFFIRMATIVE COVENANTS                                                             24


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
                  Section 7.1       Corporate Existence, Etc                                        24
                  Section 7.2       Compliance with Laws, Etc.                                      24
                  Section 7.3       Payment of Taxes and Claims, Etc                                24
                  Section 7.4       Keeping of Books                                                25
                  Section 7.5       Visitation, Inspection, Etc.                                    25
                  Section 7.6       Insurance; Maintenance of Properties.                           25
                  Section 7.7       Reporting Covenants                                             25
                  Section 7.8       Financial Covenants.                                            29
                  Section 7.9       Notices Under Certain Other Indebtedness                        30
                  Section 7.10      Additional Guarantors                                           30
                  Section 7.11      Ownership of Guarantors                                         30
                  Section 7.12      CIT Financing.                                                  30
                  Section 7.13      Life Insurance Policy                                           30
                  Section 7.14      Foreign Collateral.                                             31
                  Section 7.15      Collateral Audit                                                31

ARTICLE VIII      NEGATIVE COVENANTS                                                                31

                  Section 8.1       Indebtedness                                                    31
                  Section 8.2       Liens                                                           32
                  Section 8.3       Sales, Etc.                                                     32
                  Section 8.4       Mergers, Acquisitions, Etc.                                     33
                  Section 8.5       Investments, Loans, Etc.                                        33
                  Section 8.6       Sale and Leaseback Transactions.                                33
                  Section 8.7       Transactions with Affiliates.                                   34
                  Section 8.8       Optional Prepayments.                                           34
                  Section 8.9       Changes in Business.                                            34
                  Section 8.10      ERISA                                                           34
                  Section 8.11      Additional Negative Pledges                                     34
                  Section 8.12      Limitation on Payment Restrictions Affecting
                                    Consolidated Companies                                          34
                  Section 8.13      Actions Under Certain Documents                                 35
                  Section 8.14      Financial Statements; Fiscal Year                               35
                  Section 8.15      Change of Management                                            35
                  Section 8.16      Guaranties                                                      35
                  Section 8.17      Changes in Debt Instruments.                                    35
                  Section 8.18      No Cash Dividends on Capital or Preferred Stock                 35

ARTICLE IX        EVENTS OF DEFAULT                                                                 35

                  Section 9.1       Payments.                                                       35


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                  Section 9.2       Covenants Without Notice.                                       36
                  Section 9.3       Other Covenants.                                                36
                  Section 9.4       Representations.                                                36
                  Section 9.5       Non-Payments of Other Indebtedness.                             36
                  Section 9.6       Defaults Under Other Agreements.                                36
                  Section 9.7       Bankruptcy.                                                     36
                  Section 9.8       ERISA                                                           36
                  Section 9.9       Money Judgment                                                  37
                  Section 9.10      Ownership of Credit Parties and Pledged Entities                37
                  Section 9.11      Default Under Other Credit Documents                            37
                  Section 9.12      Management.                                                     37
                  Section 9.13      Attachments                                                     37
                  Section 9.14      Indebtedness of Borrower.                                       37
                  Section 9.15      Default Under Subordinated Debt                                 37
                  Section 9.16      This Section is not applicable.                                 37
                  Section 9.17      Default Under CIT Financing                                     37

ARTICLE X         THE AGENT                                                                         38

                  Section 10.1      Appointment of Agent                                            38
                  Section 10.2      Nature of Duties of Agent.                                      38
                  Section 10.3      Lack of Reliance on the Agent.                                  38
                  Section 10.4      Certain Rights of the Agent                                     39
                  Section 10.5      Reliance by Agent                                               39
                  Section 10.6      Indemnification of Agent                                        39
                  Section 10.7      The Agent in its Individual Capacity                            39
                  Section 10.8      Holders of Notes                                                39
                  Section 10.9      Successor Agent                                                 40

ARTICLE XI        MISCELLANEOUS                                                                     40

                  Section 11.1      Notices                                                         40
                  Section 11.2      Amendments, Etc                                                 40
                  Section 11.3      No Waiver; Remedies Cumulative                                  41
                  Section 11.4      Payment of Expenses, Etc.                                       41
                  Section 11.5      Right of Set-Off                                                42
                  Section 11.6      Benefit of Agreement                                            43
                  Section 11.7      Governing Law; Submission to Jurisdiction                       44
                  Section 11.8      Independent Nature of Lenders' Rights                           44
                  Section 11.9      Collateral to Benefit All Lenders                               45
                  Section 11.10     Counterparts                                                    45
                  Section 11.11     Effectiveness; Survival                                         45

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
                  Section 11.12     Severability                                                    45
                  Section 11.13     Independence of Covenants                                       45
                  Section 11.14     Change in Accounting Principles, Fiscal Year or Tax Laws        45
                  Section 11.15     Headings Descriptive; Entire Agreement                          45
                  Section 11.16     Time is of the Essence                                          46
                  Section 11.17     Usury                                                           46
                  Section 11.18     Construction                                                    46
                  Section 11.19     Miscellaneous Matters Regarding Extension/restructuring.        46
                  Section 11.20     Complete Agreement                                              47



                                    SCHEDULES
Schedule  6.5              Tax Filings and Payments
Schedule  6.6              Certain Pending and Threatened Litigation
Schedule  6.12                      Employee Benefit Matters
Schedule  6.14                      Outstanding Indebtedness and Defaults
Schedule  6.15                      Conflicting Agreements
Schedule  6.16(a)          Environmental Compliance
Schedule  6.16(b)          Environmental Notices
Schedule  6.16(c)          Environmental Permits
Schedule  6.18                      Patent, Trademark, License, and Other Intellectual Property Matters
Schedule  6.22                      Labor and Employment Matters
Schedule  6.23                      Intercompany Loans
Schedule  6.24                      Burdensome Restrictions
Schedule  6.26                      Compliance with Laws
Schedule  6.27                      Permitted Investments
Schedule  6.31(a)          Places of Business
Schedule  6.31(b)          Material Places of Business
Schedule  8.1(c)                    Existing Indebtedness
Schedule  8.2              Existing Liens


                                    EXHIBITS

Exhibit A                  Form of Term Note
Exhibit B                  Form of Pledge Agreement
Exhibit C                  Form of Security Agreement
Exhibit D                  Form of Guaranty Agreement


                                    SCHEDULES
Exhibit E                  Form of Closing Certificate
Exhibit F                  Form of Opinion of Borrower's Counsel

                    AMENDED AND RESTATED TERM LOAN AGREEMENT


         THIS AMENDED AND RESTATED TERM LOAN AGREEMENT, dated as of September 17, 1999 (the "AGREEMENT") by and among SERENGETI EYEWEAR, INC. (f/k/a Solar-Mates, Inc.) (the "BORROWER"), a New York corporation, SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, ("SUNTRUST") a national banking association, and BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., a Delaware corporation (f/k/a Creditanstalt Corporate Finance, Inc.) (as Assignee of CREDITANSTALT-BANKVEREIN, an Australian banking corporation) (collectively, the "LENDERS" and, individually, a "LENDER") and SunTrust, as Agent for the Lenders.


                              W I T N E S S E T H:


         THAT for and in consideration of the mutual covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1          DEFINITIONS; CONSTRUCTION


ARTICLE 1.1 DEFINITIONS. As used in this Agreement, and in any instrument, certificate, document or report delivered pursuant thereto, the following terms shall have the following meanings (to be equally applicable to both the singular and plural forms of the term defined):

ARTICLE 1.2

ARTICLE 1.3 "AFFILIATE" of any Person means any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, "CONTROL" (including with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY", and "UNDER COMMON CONTROL WITH") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person.

ARTICLE 1.4

ARTICLE 1.5 "AGENT" shall mean SunTrust Bank, Central Florida, National Association, as agent for the Lenders hereunder and under the other Credit Documents, and each successor Agent.

ARTICLE 1.6

ARTICLE 1.7 "AGREEMENT" shall mean this Revolving Line of Credit And Term Loan Agreement, as originally executed and as it may be from time to time supplemented, amended, restated, renewed or extended and in effect.

ARTICLE 1.8

ARTICLE 1.9 "APPLICABLE MARGIN" shall mean 4.0%.

ARTICLE 1.10

ARTICLE 1.11 "ASSET VALUE" shall mean, with respect to any property or asset of any Consolidated Company as of any particular date, an amount equal to the greater of (i) the then book value of such property or asset as established in accordance with GAAP, and (ii) the then fair market value of such property or asset as determined in good faith by the board of directors of such Consolidated Company.

ARTICLE 1.12

ARTICLE 1.13 "BANKRUPTCY CODE" shall mean The Bankruptcy Code of 1978, as amended and in effect from time to time (11 U.S.C. ss.5101 ET Seq.).

ARTICLE 1.14

ARTICLE 1.15 "BASE ADVANCE RATE" shall mean, with respect to a Base Rate Advance, the rate obtained by adding (i) the Base Rate, AND (ii) the Applicable Margin.

ARTICLE 1.16 "BASE RATE" shall mean (with any change in the Base Rate to be effective as of the date of change of said Rate) the rate which the Agent designates from time to time to be its prime lending rate, as in effect from time to time. The Agent's prime lending rate is a reference rate and does not necessarily represent the lowest or best rate charged to its customers; the Agent may make commercial loans or other loans at rates of interest at, above or below the Agent's prime lending rate.

ARTICLE 1.17

ARTICLE 1.18 "BUSINESS DAY" shall mean, with respect to Eurodollar Advances, any day other than a day on which commercial banks are closed or required to be closed for domestic and international business, including dealings in Dollar deposits on the London Interbank Market, and with respect to all other Loans and matters, any day other than Saturday, Sunday and a day on which commercial banks are required to be closed for business in Orlando, Florida.

ARTICLE 1.19

ARTICLE 1.20 "CAPITAL EXPENDITURES" shall mean for any period shall mean the aggregate of all expenditures of the Borrower during such period that in conformity with GAAP are required to be included in or reflected by the property, plant or equipment or similar fixed asset account reflected in the balance sheet of the Borrower.

ARTICLE 1.21

ARTICLE 1.22 "CAPITALIZED LEASE OBLIGATIONS" shall mean all lease obligations which have been or are required to be, in accordance with GAAP, capitalized on the books of the lessee.

ARTICLE 1.23

ARTICLE 1.24 "CAPITAL STOCK" of any Person shall mean any shares, equity or profits interests, participations or other equivalents (however designated) of capital stock and any rights, warrants or options, or other securities convertible into or exercisable or exchangeable for any such shares, equity or profits interest, participations or other equivalents, directly or indirectly (or any equivalent ownership interest, in the case of a Person which is not a Corporation.

ARTICLE
1.25

ARTICLE 1.26 "CERCLA" has the meaning set forth in Section 6.16(a) of this Agreement.

ARTICLE 1.27

ARTICLE 1.28 "CIT" shall mean the CIT Group/Business Credit, Inc., which is also referred to as the Senior Creditor in the CIT Subordination Agreement.

ARTICLE 1.29

ARTICLE 1.30 "CIT FINANCING AGREEMENT" shall mean that certain Financing Agreement between CIT and the Borrower dated September 9, 1999, in effect as of the date hereof, and as amended pursuant to the provisions of Section 7.12 hereof.

ARTICLE 1.31

ARTICLE 1.32 "CIT FINANCING" shall mean the transaction by which the credit facilities held by the Lenders have been restructured (with the payoff and termination of the Revolving Loans and the restructuring of the Term Loans) and the extension of credit by CIT to the Borrower, all as set forth in the CIT Financing Agreement.

ARTICLE 1.33


ARTICLE 1.34 "CIT SUBORDINATION AGREEMENT" shall mean that certain Subordination Agreement dated the date hereof by and among the Lenders, CIT and the Borrower which, among other matters, provides for the subordination of the Obligations (including the Term Loans) to the Senior Debt.

ARTICLE 1.35

ARTICLE 1.36 "CIT TERM DEBT" shall mean the $725,000 Term Loan made to Borrower pursuant to the CIT Financing Agreement.

ARTICLE 1.37

ARTICLE 1.38 "CLOSING DATE" shall mean the date on or before September 17, 1999, on which the Term Loans are restructured and the conditions set forth in Section
5.1 are satisfied or waived in accordance with Section 11.3.

ARTICLE 1.39

ARTICLE 1.40 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

ARTICLE 1.41

         "COLLATERAL" shall mean all the assets, real and personal, intangible and tangible, of the Consolidated Companies, now owned or hereafter acquired, including, but not limited to, all accounts, chattel paper, equipment, inventory, general intangibles, and real property, and a pledge of all the Capital Stock of each Material Subsidiary, now owned or hereafter acquired, and the Life Insurance Policy.

         "COMMITMENT FEE" shall mean the amount of $30,000, payable as follows:
$15,000 upon the execution of this Agreement, $7,500 on or before December 17, 1999, and the balance of $7,500 on or before March 17, 2000.

         "CONSENT BY LESSOR" shall mean the written agreement to the Agent by a landlord for any Material Place of Business located within the United States of America which is leased by any Consolidated Company by which said landlord agrees that any landlord's lien, security interest, or any other encumbrance which the landlord may at any time have in or to any property of the Consolidated Company as a tenant for said Material Place of Business is subordinate in all respects to the lien granted SunTrust in any personal property of said Consolidated Company.

         "CONSOLIDATED COMPANIES" shall mean, collectively, Borrower and all of its Material Subsidiaries.

         "CONSOLIDATED EBIT" shall mean, for any fiscal period of the Borrower, an amount equal to the sum of (i) its Consolidated Net Income (Loss), PLUS, (ii) to the extent deducted in determining Consolidated Net Income (Loss), (i) provisions for taxes based on income, and (ii) Consolidated Interest Expense.

         "CONSOLIDATED EBITDA" shall mean, for any fiscal period of the Borrower, an amount equal to the sum of (i) its Consolidated EBIT, PLUS (ii)(A) depreciation and (B) amortization, of the Consolidated Companies.

         "CONSOLIDATED INTEREST EXPENSE" shall mean, for any fiscal period of Borrower, total interest expense of the Consolidated Companies (including without limitation, interest expense attributable to Capitalized Lease Obligations, all capitalized interest, all commissions, discounts and other fees and charges owed with respect to banker's acceptance financing, and total interest expense (whether shown as interest expense or as a loss and expense on sale of receivables) under a receivables purchase facility) determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED NET INCOME (LOSS)" shall mean, for any fiscal period of Borrower, the net income (or loss) of the Consolidated Companies on a consolidated basis for such period (taken as a single accounting period) determined in conformity with GAAP; PROVIDED THAT there shall be excluded therefrom (i) any items of gain or loss, together with any related provision for taxes, which were included in determining such consolidated net income and were not realized in the ordinary course of business or the result of a sale of assets other than in the ordinary course of business; and (ii) the income (or loss) of any Person accrued prior to the date such Person becomes a Material Subsidiary of Borrower or (in the case of a Person other than a Material Subsidiary) is merged into or consolidated with any Consolidated Company, or such Person's assets are acquired by any Consolidated Company.

         "CONSOLIDATED NET WORTH" shall mean as of the date of determination, the Borrower's total Shareholders' Equity as determined in accordance with GAAP.

         "CONSOLIDATED SUBSIDIARY" shall mean, as at any particular time, any corporation included as a consolidated Subsidiary of Borrower in Borrower's most recent financial statements.

         "CONTRACTUAL OBLIGATION" of any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property owned by it is bound.

         "CREDIT DOCUMENTS" shall mean, collectively, this Agreement, the Notes, the Guaranty Agreements, the Pledge Agreements and all other Security Documents.

         "CREDIT PARTIES" shall mean, collectively, each of Borrower, the Guarantors, and every other Person who from time to time executes (or is obligated to execute) a Credit Document with respect to all or any portion of the Obligations.

         "DEFAULT" shall mean any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

         "DEFAULT RATE" shall mean the rate of interest set forth in Section 4.3(b) hereof.

         "DOLLAR" and "U.S. DOLLAR" and the sign "$" shall mean lawful money of the United States of America.

         "DOMESTIC COLLATERAL" shall mean any of the Collateral which (i) in the case of tangible personal property is located from time to time physically within the United States of America, and (ii) in the case of intangible personal property (e.g., patents, trademarks, etc.) an appropriate filing has been made under the laws of the United States of America or any State to protect or create such rights; thus, for example, the tradename "Serengeti" shall be deemed to be Domestic Collateral in regard to any filings made with any federal or state agencies.

         "ENVIRONMENTAL LAWS" shall mean all federal, state, local and foreign statutes and codes or regulations, rules or ordinances issued, promulgated, or approved thereunder, now or hereafter in effect (including, without limitation, those with respect to asbestos or asbestos containing material or exposure to asbestos or asbestos containing material), relating to pollution or protection of the environment and relating to public health and safety, relating to (i) emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial toxic or hazardous constituents, substances or wastes, including without limitation, any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law into the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law, and (iii) underground storage tanks and related piping, and emissions, discharges and releases or threatened releases therefrom, such Environmental Laws to include, without limitation (i) the Clean Air Act (42 U.S.C. ss.7401 ET Seq.), (ii) the Clean Water Act (33 U.S.C. ss.1251 ET Sec.), (iii) the Resource Conservation and Recovery Act (42 U.S.C. ss.6901 ET Seq.), (iv) the Toxic Substances Control Act (15 U.S.C. ss.2601 et SEQ.) and (v) the Comprehensive Environmental Response Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act (42 U.S.C. ss.9601 ET Seq.).

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

         "ERISA AFFILIATE" shall mean, with respect to any Person, each trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is either within a controlled group of corporations or under common control within the meaning of the regulations promulgated under Section 414 of the Code and the regulations promulgated thereunder.

         "EVENT OF DEFAULT" shall have the meaning set forth in Article IX hereof.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

         "EXECUTIVE OFFICER" shall mean with respect to any Person (other than a Guarantor), the President, any Vice President, Chief Financial Officer, Treasurer, Secretary and any Person holding comparable offices or duties, and with respect to a Guarantor, the President.

         "FACILITY" or "FACILITIES" shall mean the Term Loan Commitments and Term Loans, as the context may indicate.

         "FISCAL QUARTER" shall mean each three (3) month period ending on March 31, June 30, September 30, and December 31 of each year.

         "FISCAL YEAR" shall mean each twelve (12) month period commencing on first day of January each year and ending on the following December 31 or such year.

         "FIXED CHARGES" shall mean Consolidated Interest Expense for the period of determination (including both capitalized and non-capitalized interest and the interest component of Capitalized Lease Obligations) plus minimum rent payments under operating leases for such period, calculated on a consolidated basis in accordance with GAAP, PLUS (i) consolidated current maturities of long term debt, and (ii) capital expenditures.

         FIXED CHARGE COVERAGE RATIO" shall mean, for the relevant period, the ratio determined by dividing (a) Consolidated EBITDA minus unfunded Capital Expenditures, by (b) the sum of (i) Consolidated Interest Expense, (ii) the amount of principal repaid or scheduled to be repaid on the Term Loans and the Senior Debt, (iii) mandatory prepayments made to CIT for the benefit of the Senior Lenders or to the Agent for the ratable benefit of Lenders pursuant to
Section 3.3 of this Agreement and (iv) all cash dividends or distributions, to the extent permitted by this Agreement.

         "FOREIGN COLLATERAL" shall mean any of the Collateral which (i) in the case of tangible personal property is physically located outside the United States of America, (ii) in the case of intangible personal property, relates to filings made with any state or governmental agency located outside the United States of America, and (iii) in the case of the Borrowers foreign Subsidiary, Solartechniks HK Limited, any property of that Subsidiary including its accounts receivable.

         "FUNDED DEBT" shall mean all Indebtedness for money borrowed, Indebtedness evidenced or secured by purchase money liens, Capitalized Lease Obligations, outstandings under asset securitization vehicles, conditional sales contracts and similar title retention debt instruments, including any current maturities of such indebtedness, which by its terms matures more than one year from the date of any calculation thereof and/or which is renewable or extendable at the option of the obligor to a date beyond one year from such date. The calculation of Funded Debt shall include (without duplication) (i) all Funded Debt of the

Consolidated Companies, (ii) all Funded Debt of other Persons, other than Material Subsidiaries, which has been Guaranteed by a Consolidated Company, which is supported by a letter of credit issued for the account of a Consolidated Company, or as to which and to the extent a Consolidated Company or its assets have otherwise become liable for payment thereof, and (iii) all Indebtedness for money borrowed by the Consolidated Companies pursuant to lines of credit or revolving credit facilities (regardless of the term thereof), and
(iv) all Subordinated Debt.

         "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

         "GUARANTEED INDEBTEDNESS" shall mean, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("PRIMARY OBLIGATION") of any other Person (the "PRIMARY OBLIGOR") in any manner including, without limitation, any obligation or arrangement of such Person (i) to purchase or repurchase any such primary obligation; (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation, or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; (iv) to indemnify the owner of such primary obligation against loss in respect thereof; (v) by which and to the extent said Person or its assets have otherwise become liable for payment of any such primary obligation; or (vi) supporting a letter of credit issued for the account of said primary obligor.

         "GUARANTORS" shall mean, collectively, all present and future Material Subsidiaries, and their respective successors and permitted assigns.

         "GUARANTY" shall mean any contractual obligation, contingent or otherwise, of a Person with respect to any Indebtedness or other obligation or liability of another Person, including without limitation, any such Indebtedness, obligation or liability directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including contractual obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or any agreement to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make any payment other than for value received. The amount of any Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect to which said Guaranty is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         "GUARANTY AGREEMENTS" shall mean, collectively, the Guaranty Agreement executed by each of the Guarantors from time to time in favor of the Lenders and the Agent, substantially in the form of EXHIBIT "D" as the same may be amended, restated or supplemented from time to time.

         "HAZARDOUS MATERIALS" shall mean oil, petroleum or chemical liquids or solids, liquid or gaseous products, asbestos, or any other hazardous waste or Hazardous Substances, including, without limitation, hazardous medical waste or any other substance described in any Hazardous Materials Law.

         "HAZARDOUS MATERIALS LAW" shall mean the CERCLA and RCRA, the state hazardous waste laws, as such laws may from time to time be in effect, and related regulations, and all similar laws and regulations.

         "HAZARDOUS SUBSTANCES" has the meaning assigned to that term in CERCLA.

         "INCIDENTAL CONTRACTS" shall mean those contracts to which a Consolidated Company is a party or by which its assets are bound, and as to which (i) the assets or services provided to the Consolidated Company under said contract are not material, (ii) the assets or services so provided under said contract are generic in nature and can readily be replaced on substantially comparable terms, or (iii) the loss of said assets or services would not have a Materially Adverse Effect.

         "INDEBTEDNESS" of any Person shall mean, without duplication (i) all obligations of such Person which in accordance with GAAP would be shown on the balance sheet of such Person as a liability (including, without limitation, obligations for borrowed money and for the deferred purchase price of property or services, obligations evidenced by bonds, debentures, notes or other similar instruments, and contingent reimbursement obligations under undrawn letters of credit); (ii) all Capitalized Lease Obligations; (iii) all Guaranteed Indebtedness of such Person; (iv) Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed; and (v) obligations or other liabilities under currency contracts, interest rate hedging contracts, or similar agreements or combinations thereof.

         "INTERCOMPANY CREDIT DOCUMENTS" shall mean, collectively, the promissory notes and all related loan, subordination, and other agreements, to the extent that they exist, relating in any manner to the Intercompany Loans.

         "INTERCOMPANY LOANS" shall mean, collectively, (i) the loans more particularly described on SCHEDULE 6.23, and (ii) those loans or other extensions of credit from time to time made by any Consolidated Company to another Consolidated Company satisfying the terms and conditions set forth in
Section 8.1(e) or as may otherwise be approved in writing by the Agent and the Required Lenders.

         "INVESTMENT" shall mean, when used with respect to any Person, any direct or indirect advance, loan or other extension of credit (other than the creation of receivables in the ordinary course of business) or capital contribution by such Person (by means of transfers of property to others or payments for property or services for the account or use of others, or otherwise) to any Person, or any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, capital stock, partnership interests, bonds, notes, debentures or other securities issued by any other Person.

         "LENDER" or "LENDERS" shall mean SunTrust Bank, Central Florida, National Association, the other banks and lending institutions listed on the signature pages hereof, and each Eligible Assignee thereof, if any.

         "LENDING OFFICE" shall mean for each Lender the office such Lender may designate in writing from time to time to Borrower and the Agent with respect to each Type of Loan. In regard to any Notice of Borrowing or Notice of Conversion/Continuation, the Lending Office for the Agent shall, unless otherwise designated in writing by the Agent, be the Lending Office of the Agent in Atlanta, Georgia.

         "LEVERAGE RATIO" shall mean, of the relevant period, the ratio determined by dividing Total Liabilities by EBITDA.

         "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind or description and shall include, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any capitalized lease in the nature thereof including any lease or similar arrangement with a public authority executed in connection with the issuance of industrial development revenue bonds or pollution control revenue bonds, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "LIFE INSURANCE POLICY" shall mean a key man life insurance policy on Stephen Nevitt in the initial amount of $2,000,000 and reduced from time to time in amount as set forth in Section 7.13 below.

         "LOANS" shall mean, collectively, the Term Loans.

         "MARGIN REGULATIONS" shall mean Regulation G, Regulation T, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

         "MATERIAL PLACE OF BUSINESS" shall mean a Place of Business which is either (i) owned by a Consolidated Company, or (ii) leased by a Consolidated Company, at which the Consolidated Company manufactures or assembles any of its inventory or equipment, or undertakes any administrative or management functions, which current Material Places of Business are set forth in SCHEDULE 6.31(B) hereto.

         "MATERIALLY ADVERSE EFFECT" shall mean the occurrence of an event which could reasonably be expected to cause a materially adverse change in (i) the business, results of operations, financial condition, assets or prospects of the Consolidated Companies, taken as a whole, (ii) the ability of the Borrower to perform its obligations under this Agreement, or (iii) the ability of the Credit Parties (taken as a whole) to perform their respective obligations under the Credit Documents.
         "MATERIAL SUBSIDIARY" shall mean each Subsidiary of Borrower, now existing or hereinafter established or acquired, that at any time, has or acquires total assets in excess of $250,000 or that accounted for or produced more than 10% of the Consolidated EBIT of Borrower on a consolidated basis during any of the three most recently completed fiscal years of Borrower.

         "MATURITY DATE" shall mean March 1, 2001.

         "MINIMUM AVAILABILITY REQUIREMENT" shall have the meaning as set forth in the CIT Subordination Agreement.

         "MULTI-EMPLOYER PLAN" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

         "NET WORTH" shall mean assets in excess of liabilities, and shall be determined in accordance with GAAP, on a consistent basis with the latest audited statements.

         "NOTE" shall mean any of the Term Notes, as originally executed and as the same may be from time to time supplemented, modified, amended, renewed or extended.

         "OBLIGATIONS" shall mean all amounts owing to the Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document, including without limitation, all Loans (including all principal and interest payments due thereunder), fees (including reasonable attorneys' fees as permitted under any Credit Document), expenses, indemnification and reimbursement payments, all obligations due under any interest rate swap or hedge agreement described in
Section 7.12 below, indebtedness, liabilities, and obligations of the

Credit Parties, direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising, together with all renewals, extensions, modifications or refinancings thereof.

         "PERMITTED LIENS" shall mean those Liens expressly permitted by Section
8.2 hereof.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, and any successor thereto.

         "PERMITTED ACQUISITIONS" shall mean only an acquisition (whether by merger, consolidation, purchase or otherwise, including the deposit by any Consolidated Company of any downpayment with respect thereto), by any Consolidated Company of any Person or substantially all the assets of said Person which has been approved in writing by the holders of Senior Debt, and if there is no Senior Debt outstanding, Agent.

         "PERSON" shall mean any individual, partnership, joint venture, firm, corporation, trust, unincorporated association, government or any department or agency thereof, and any other entity whatsoever.

         "PLACES OF BUSINESS" shall mean those locations owned or leased by any Consolidated Company or at which any assets of any Consolidated Company are located, as set forth in SCHEDULE 6.31(A) hereto.

         "PLAN" shall mean any employee benefit plan, program, arrangement, practice or contract, maintained by or on behalf of the Borrower or an ERISA Affiliate, which provides benefits or compensation to or on behalf of employees or former employees, whether formal or informal, whether or not written, including but not limited to, the following types of plans:

                  (a) EXECUTIVE ARRANGEMENTS - any bonus, incentive compensation, stock option, deferred compensation, commission, severance, "GOLDEN PARACHUTE", "RABBI TRUST", or other executive compensation plan, program, contract, arrangement or practice;

                  (b) ERISA PLANS - any "EMPLOYEE BENEFIT PLAN" defined in
         Section 3(3) of ERISA, including, but not limited to, any defined benefit pension plan, profit sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multi-Employer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits; and

                  (c) OTHER EMPLOYEE FRINGE BENEFITS - any stock purchase, vacation, scholarship, day care, prepaid legal services, severance pay or other fringe benefit plan, program, arrangement, contract or practice.

         "PLEDGE AGREEMENT" shall mean, collectively, that certain Pledge Agreement executed in favor of the Agent, substantially in the form of EXHIBIT "B" providing for the grant of perfected Liens on the Pledged Stock as the same may be amended, restated or supplemented from time to time.

         "PLEDGED STOCK" shall mean, collectively, 100% of all the issued and outstanding Capital Stock, together with all warrants, stock options, and other purchase and conversion right with respect to such Capital Stock, of each Material Subsidiary at any time outstanding.

         "PRO RATA SHARE" shall mean, with respect to each of the Commitments of each Lender and each Loan to be made by and each payment (including, without limitation, any payment of principal, interest or fees) to be made to each Lender, including the percentage designated as such Lender's Pro Rata Share of such Commitments, such Loans, or such payments, as applicable, set forth under the name of such Lender on the respective signature page for such Lender, in each case as such Pro Rata Share may change from time to time as a result of assignments or amendments made pursuant to this Agreement.

         "RCRA" shall mean the meaning set forth in Section 6.16(a) of this Agreement.

         "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

         "REQUIRED LENDERS" shall mean, at any time, not less than two Lenders holding at least 66 2/3% of the Total Commitments.

         "REQUIREMENT OF LAW" for any Person shall mean the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "SECURITY AGREEMENT" shall mean, collectively, that certain Amended and Restated Security Agreement executed in favor of the Agent, substantially in the form of EXHIBIT "C" providing for the grant of perfected Liens on such of the Collateral not constituting Pledged Stock or real property, as the same may be amended, restated or supplemented from time to time, subject only to Liens permitted under Section 8.2 below.

         "SECURITY DOCUMENTS" shall mean such Security Agreements, financing statements, collateral assignment of life insurance policy, Pledge Agreements, blank stock powers, Mortgage Documents and other documents as are necessary to grant to the Agent, as agent for the Lenders, a perfected security interest in the Collateral.

         "SENIOR CREDITOR LOAN DOCUMENTS" shall mean the agreements, documents and other items executed or delivered by Borrower in connection with the CIT Financing Agreement.

         "SENIOR CREDITOR TERM NOTE" shall mean the Secured Promissory Note made by Borrower to CIT in its capacity as Lender under the CIT Financing Agreement in the original principal amount of $725,000.

         "SENIOR DEBT" shall have the meaning set forth in the CIT Subordination Agreement, as in effect as of the date hereof.

         "SENIOR DEBT DEFAULT" shall mean an Event of Default under (and as defined in) the CIT Loan Agreement.

         "STATEMENT DATE" shall mean the last day of the fiscal quarter of Borrower to which the quarterly financial statements relate as delivered from time to time by the Borrower under Section 7.7(b) hereof.

         "STOCK OPTIONS" shall mean options granted by the Borrower from time to time to its employees pursuant to the Borrower's stock option plan.

         "SUBSIDIARY" shall mean, with respect to any Person, any corporation or other entity (including, without limitation, partnerships, joint ventures, and associations) regardless of its jurisdiction of organization or formation, at least a majority of the total combined voting power of all classes of voting stock or other ownership interests of which shall, at the time as of which any determination is being made, be owned by such Person, either directly or indirectly through one or more other Subsidiaries.

         "SURPLUS CASH FLOW" shall have the same meaning as set forth in the CIT Subordination Agreement.

         "SUNTRUST AFFILIATE" shall mean SunTrust Bank, Gulf Coast, N.A., or such other affiliate of SunTrust as may be agreed upon between the Borrower and the Agent.

         "TANGIBLE NET WORTH" shall mean the Borrower's Net Worth at the time in questions, after deducting therefrom the amount of all intangible items reflected therein, including all unamortized debt discount and expense, unamortized research and development expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, unamortized excess cost of investment in Subsidiaries over equity at dates of acquisition, and all similar items which should properly be treated as intangibles in accordance with GAAP.

         "TAXES" shall mean any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including without limitation, income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

         "TERM LOAN COMMITMENT" shall mean, as of the Closing Date for any Lender, the amount of such Lender's commitment for Term Loans set forth opposite each Lender's name on the signature page hereof.

         "TERM LOANS" shall mean, collectively, the term loans made to Borrower by the Lenders pursuant to Article III hereof.

         "TERM NOTES" shall mean the promissory notes evidencing the Term Loans in the form attached hereto as EXHIBIT "A".

         "TOTAL CAPITAL" shall mean the sum of Funded Debt and Consolidated Net Worth of the Consolidated Companies.

         "TOTAL COMMITMENT" shall mean, for any Lender at any time, the sum of such Lender's Term Loan, and "TOTAL COMMITMENTS" shall mean for all Lenders at any time, the sum of the Total Commitments of Lenders.

         "TOTAL LIABILITIES" shall mean total liabilities determined in accordance with GAAP, on a basis consistent with the latest audited statements of the Borrower.

         "WHOLLY OWNED SUBSIDIARY" shall mean any Subsidiary, all the stock or ownership interest of every class of which, except directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by Borrower either directly or indirectly.

ARTICLE 1.1 ACCOUNTING TERMS AND DETERMINATION . Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared, and all financial records shall be maintained in accordance with, GAAP.

ARTICLE 1.2

ARTICLE 1.3 OTHER DEFINITIONAL TERMS . The words "HEREOF", "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule, Exhibit and like references are to this Agreement unless otherwise specified.

ARTICLE 1.4

ARTICLE 1.5 EXHIBITS AND SCHEDULES . All Exhibits and Schedules attached hereto are by reference made a part hereof.

ARTICLE 1.6

ARTICLE 2      THIS ARTICLE IS NOT APPLICABLE.

ARTICLE 1      TERM LOANS

ARTICLE 1.1 TERM LOAN COMMITMENTS; USE OF PROCEEDS.

ARTICLE 1.2

         (a) Subject to and upon the terms and conditions herein set forth, each Lender severally agrees to make to Borrower on the Closing Date Term Loans in an aggregate amount equal to such Lender's Term Loan Commitment. The existing Term Loans shall be amended and restructured in the form of Term Loans as set forth in this Agreement.

         (a) The parties hereto agree that the aggregate principal balance of all Term Loans of the Lenders shall not exceed $2,000,000, and no Lender shall be obligated to make Term Loans in excess of the Term Loan Commitment of such Lender.

ARTICLE 1.1 TERM NOTES; REPAYMENT OF PRINCIPAL.

ARTICLE 1.2

         (a) Borrower's obligations to pay the principal of, and interest on, the Term Loans to each Lender shall be evidenced by the records of the Agent and such Lender and by the Term Note payable to such Lender completed in conformity with this Agreement.

         (a) All outstanding amounts under the Term Loans shall be due and payable as follows:

                  (i) Interest shall be due and payable in such amounts and at the end of such periods as set forth in Sections
                           4.3 and 4.4 hereof;

                  (i) Principal shall be payable monthly in equal principal payments of $111,000 beginning November 1, 1999, and continuing on the first day of each and every month thereafter;

                  (i) All unpaid principal and accrued but unpaid interest shall be due and payable in full on the Maturity Date.

         (a) If as of the time a required principal payment is to be made on the Term Notes the Borrower does not have a Minimum Availability Requirement of at least $200,000, then, in that event, the principal payments required to be made on the Term Notes will be such principal payments as are permitted to be made so as to maintain the Minimum Availability Requirement, PROVIDED, HOWEVER, the foregoing shall not relieve the Borrower from making the full payment due.

ARTICLE 1.1 MANDATORY PREPAYMENTS OF SURPLUS CASH FLOW . The Borrower shall in addition to the amounts set forth in Section 3.2 above, also pay to the Lenders in accordance with their Pro Rata Shares for application on the Term Loans the following amounts:

ARTICLE 1.2

         (a) Subject to paragraph (b) below, 50% of all Surplus Cash, which payment will be determined and made after the end of each fiscal year of the Borrower.

         (a) Until such time as the CIT Term Debt is paid in full, 25% of the Surplus Cash shall be paid to CIT for application on the CIT Term Debt (or if less than 25% of the Surplus Cash is then due under CIT Term Debt, that amount shall be paid to CIT) and, 25% of the Surplus Cash shall be paid to the Lenders in accordances with their Pro Rata Shares for application on the Term Loans.

Any prepayments made under this Section shall be made by the Borrower shall be applied pro rata to the reduction of the remaining scheduled principal payments under Section 3.2(b)(ii) above, in the inverse order of their maturity.

ARTICLE 1.1 STATUS OF PAYMENTS UNDER CIT SUBORDINATION AGREEMENT. Under the CIT Subordination Agreement, the obligation of the Borrower to make payments upon the Term Loans and the right of the Lenders to receive said payments are, under certain circumstances, precluded. However:

ARTICLE 1.2

         (a) To the extent the Borrower is permitted to make and the Lenders are permitted to receive less than a full payment otherwise required to be paid on the Term Loans, the Borrower shall make said payment.

         (a) If, under the terms of the CIT Subordination Agreement, the restrictions precluding payment on the Term Loans expire or no longer apply, the Borrower at that time shall pay to the Lenders any amounts not previously paid on the Term Loans, together with default interest, if applicable.

         (a) Notwithstanding the provisions of the CIT Subordination Agreement or the provisions of Section 3.2 (c) above regarding the Minimum Availability Requirement, if a payment is required to be made on the Term Loans and said payment is not made, after any applicable grace period, the failure to make said payment in full shall constitute an Event of Default hereunder.

         (b) The CIT Subordination Agreement is solely for the benefit of CIT; nothing contained therein shall grant any rights or privileges to the Borrower. Thus, for example, CIT and the Lenders may, at any time, amend or modify the CIT Subordination Agreement without the approval or consent of the Borrower.

ARTICLE 1      GENERAL LOAN TERMS

ARTICLE 1.1                THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.2

ARTICLE 1.3                THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.4

ARTICLE 1.5                INTEREST.

ARTICLE 1.6

         (a) Borrower agrees to pay interest in respect of all unpaid principal amounts of the Term Loans from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at rates per annum (computed on the basis of a 360-day year based upon the actual number of days elapsed) equal to the Base Advance Rate in effect from time to time.

         (a) Overdue principal and, to the extent not prohibited by applicable law, overdue interest, in respect of the Term Loans and all other overdue amounts owing hereunder, shall bear interest from each date that such amounts are due, at the Base Advance Rate PLUS an additional seven percent (7.0%) per annum;

         PROVIDED, HOWEVER, the interest charged shall never exceed the maximum amount permitted from time to time by applicable law.

         (a) Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of any repayment thereof shall be payable monthly in arrears on the first day of each and every month commencing on November 1, 1999.

ARTICLE 1.1                THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.2

ARTICLE 1.3 FEES. Borrower shall pay to the Agent, for the account of and distribution of the respective Pro Rata Share to each Lender, the Commitment Fee as follows:

ARTICLE 1.4

ARTICLE 1.5    $15,000   Upon the execution of this Agreement.

ARTICLE 1.6

ARTICLE 1.7    $ 7,500   On or before December 17, 1999.

ARTICLE 1.8

ARTICLE 1.9    $ 7,500   On or before March 17, 2000.

ARTICLE 1.10

ARTICLE 1.11 VOLUNTARY PREPAYMENTS OF BORROWINGS.

ARTICLE 1.12

(a) Borrower may, at its option, prepay Borrowings at any time in whole, or from time to time in part, all without penalty.

(a) All voluntary prepayments shall be applied to the Term Loans shall be applied pro-rata to the reduction of the remaining scheduled principal payments on the Term Loan in the inverse order of maturity.

ARTICLE 1.2 PAYMENTS, ETC.

ARTICLE 1.3

         (a) Except as otherwise specifically provided herein, all payments under this Agreement and the other Credit Documents, other than the payments specified in clause (b) below, shall be made without demand, defense, set-off or counterclaim to the Agent, not later than 3:00 p.m. (local time for the Agent) on the date when due and shall be made in Dollars in immediately available funds to the Agent at the Agent's Lending Office. The Agent shall then pay to each Lender that Lender's Pro Rata Share of said payment.

         (a) All such payments shall be made free and clear of and without deduction or withholding for any Taxes in respect of this Agreement, the Notes or other Credit Documents, or any payments of principal, interest, fees or other amounts payable hereunder or thereunder (but excluding any Taxes imposed on the overall net income of the Lenders pursuant to the laws of any jurisdiction). If any Taxes are so levied or imposed (other than excluded Taxes based on income as set forth above), Borrower agrees (A) to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every net payment of all amounts due hereunder and under the Notes and other Credit Documents, after withholding or deduction for or on account of any such Taxes (including additional sums payable under this Section 4.7), will not be less than the full amount provided for herein had no such deduction or withholding been required, (B) to make such withholding or deduction, and (C) to pay the full amount deducted to the relevant authority in accordance with applicable law. Borrower will furnish to the Agent and each Lender, within thirty days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by Borrower. Borrower will indemnify and hold harmless the Agent and each Lender and reimburse the Agent and each Lender upon written request for the amount of any such Taxes (exclusive of any taxes imposed on the overall net income of any Lender) so levied or imposed and paid by the Agent or Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or illegally asserted. A certificate as to the amount of such payment by such Lender or the Agent, absent manifest error, shall be final, conclusive and binding for all purposes; Each Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) agrees to furnish to Borrower and the Agent, prior to the time it becomes a Lender hereunder, two copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 or any successor forms thereto (wherein such Lender claims entitlement to complete exemption from or reduced rate of U.S. Federal withholding tax on interest paid by Borrower hereunder) and to provide to Borrower and the Agent a new Form 4224 or Form 1001 or any successor forms thereto if any previously delivered form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form PROVIDED, HOWEVER, that no Lender shall be required to furnish a form under this paragraph (ii) if it is not entitled to claim an exemption from or a reduced rate of withholding under applicable law. A Lender that is not entitled to claim an exemption from or a reduced rate of withholding under applicable law, shall promptly upon written request of Borrower, so inform Borrower in writing.

         (a) Subject to Section 4.4(a)(ii), whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

         (a) All computations of interest and fees shall be made on the basis of a year of 360 days based on the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable (to the extent computed on the basis of days elapsed)

         (a) Payment by Borrower to the Agent in accordance with the terms of this Agreement shall, as to Borrower, constitute payment to the Lenders under this Agreement.

ARTICLE 1.1                THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.2

ARTICLE 1.3                THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.4

ARTICLE 1.5                THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.6

ARTICLE 1.7                THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.8

ARTICLE 1.9                THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.10

ARTICLE 1.11               THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.12

ARTICLE 1.13               THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.14

ARTICLE 1.15 SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment or reduction (including, without limitation, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code) of the Obligations (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its pro rata portion of payments or reductions on account of such obligations obtained by all the Lenders, such Lender shall forthwith (i) notify each of the other Lenders and Agent of such receipt, and (ii) purchase from the other Lenders such participations in the affected obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest unless the Lender obligated to return such funds is required to pay interest on such funds. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

ARTICLE 1.16

ARTICLE 1.17 CAPITAL ADEQUACY . Without limiting any other provision of this Agreement, in the event that any Lender shall have determined that the adoption of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy not currently in effect or fully applicable as of the Closing Date, or any change therein or in the interpretation or application thereof after the Closing Date, or compliance by such Lender with any request or directive regarding capital adequacy not currently in effect or fully applicable as of the Closing Date (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from a central bank or governmental authority or body having jurisdiction, does or shall have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such law, treaty, rule, regulation, guideline or order, or such change or compliance (taking into consideration such Lender's policies with respect to capital adequacy by an amount deemed by such Lender to be material, then within ten Business Days after written notice and demand by such Lender (with copies thereof to the Agent), Borrower shall from time to time pay to such Lender additional amounts sufficient to compensate such Lender for such reduction (but, in the case of outstanding Base Rate Advances, without duplication of any amounts already recovered by such Lender by reason of an adjustment in the applicable Base
Rate). Each certificate as to the amount payable under this Section 4.16 (which certificate shall set forth the basis for requesting such amounts in reasonable detail), submitted to Borrower by any Lender in good faith, shall, absent manifest error, be final, conclusive and binding for all purposes.

ARTICLE 1.18

ARTICLE 1.19 THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.20

ARTICLE 1.21 LIMITATION ON CERTAIN PAYMENT OBLIGATIONS.

         (a) Each Lender or Agent shall make written demand on Borrower for indemnification or compensation pursuant to Section 4.7 hereof no later than ninety (90) days after the earlier of (i) the date on which such Lender or Agent makes payment of such Taxes, and (ii) the date on which the relevant taxing authority or other governmental authority makes written demand upon such Lender or Agent for payment of such Taxes.

         (a)      THIS SUBSECTION IS NOT APPLICABLE.

         (a) Each Lender or Agent shall make written demand on Borrower for indemnification or compensation pursuant to Section 4.16 no later than ninety days after such Lender or Agent receives actual notice or obtains actual knowledge of the promulgation of a law, rule, order or interpretation or occurrence of another event giving rise to a claim pursuant to such sections.

         (a) In the event that the Lenders or Agent fail to give Borrower notice within the time limitations prescribed in paragraphs
                  (a) or (b) above, Borrower shall not have any obligation to pay such claim for compensation or indemnification. In the event that the Lender or Agent fail to give Borrower notice within the time limitation prescribed in paragraph (c) above, Borrower shall not have any obligation to pay any amount with respect to claims accruing prior to the ninetieth day preceding such written demand.

ARTICLE 1.1                         THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.2

ARTICLE 2 CONDITIONS TO BORROWINGS

                            CONDITIONS TO BORROWINGS

ARTICLE 1

ARTICLE 2 The obligations of each Lender to accept a Term Note on the Closing Date is subject to the satisfaction of the following conditions:

ARTICLE 3

ARTICLE 3.1 CONDITIONS PRECEDENT TO RESTRUCTURING OF TERM LOANS. The Agent shall have received the following, in form and substance reasonably satisfactory in all respects to the Agent:

ARTICLE 3.2

         (a)      The duly executed counterparts of this Agreement;

         (a)      The duly executed Term Notes evidencing the Term Loan
                  Commitments;

         (a) The duly executed Credit Documents, to the extent not otherwise specifically identified herein;

         (a)      The duly executed CIT Subordination Agreement;

         (a) The payment to the Lenders of all other amounts due and owing to the Lenders other than the $2,000,000 due on the restructured Term Notes;

         (a) Evidence reasonably satisfactory to the Agent that the Borrower, concurrently with the restructuring of the Term Loans, will complete the CIT Financing, and the furnishing to the Agent copies of all loan documents executed in connection with the CIT Financing and referenced or provided for in the CIT Financing Agreement;

(a) Duly executed Certificates of the Secretary or Assistant Secretary of each of the Credit Parties attaching and certifying copies of the resolutions of the boards of directors of the Credit Parties, authorizing as applicable the execution, delivery and performance of the Credit Documents;

(a) Duly executed Certificates of the Secretary or an Assistant Secretary of the Borrower and, in the case of Solartechniks, a Director, certifying (i) the name, title and true signature of each officer of such entities executing the Credit Documents, and (ii) in the case of the Borrower, the bylaws or comparable governing documents of such entities;

(a) Photocopies of Certified copies of the certificate or articles of incorporation of the Borrower certified by the Secretary of State or the Secretary or Assistant Secretary of the Borrower, together with photocopies of certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation or organization of the Borrower;

(a) If and to the extent required by the Agent, copies of all documents and instruments, including all consents, authorizations and filings, required or advisable under any Requirement of Law or by any material Contractual Obligation of the Credit Parties, in connection with the execution, delivery, performance, validity and enforceability of the Credit Documents and the other documents to be executed and delivered hereunder, and such consents, authorizations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

(a) If and to the extent required by the Agent, certified copies of the Intercompany Credit Documents, to the extent that they exist;

(a) If and to the extent required by the Agent, a summary, set forth in format and detail reasonably acceptable to the Agent, of the types and amounts of insurance (property and liability) maintained by the Consolidated Companies;

(a) The duly executed favorable opinion of Cooperman Levitt Winikoff Lester & Newman, P.C., counsel to the Borrower, substantially in the form of EXHIBIT "F" attached hereto addressed to the Agent and each of the Lenders;

(a) No Default or Event of Default has occurred, and there has been delivered to the Agent the Closing Certificate in the form attached hereto as EXHIBIT "E" attached hereto to this effect;

(a) The establishment of $2,000,000 in key man life insurance on Mr. Stephen Nevitt, as set forth in Section 7.13 hereof.

(a) A copy of the management letter furnished by the accountants for the Borrower for the audited financial statements for the fiscal year ending December 31, 1998; and

(a) The Agent shall have received such other documents or legal opinions as the Agent or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Agent.

ARTICLE 1.1                THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.2

ARTICLE 2      REPRESENTATIONS AND WARRANTIES

          REPRESENTATIONS AND WARRANTIES

ARTICLE 1

ARTICLE 2   Borrower represents, warrants and covenants to Lenders that:

ARTICLE 3

ARTICLE 3.1 ORGANIZATION AND QUALIFICATION. Borrower is a corporation duly organized and existing in good standing under the laws of the State of New York. Each Subsidiary of Borrower is a corporation duly organized and existing under the laws of Hong Kong. Borrower and each of its Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction in which the character of their properties or the nature of their business makes such qualification necessary, except for such jurisdictions in which a failure to qualify to do business would not have a Materially Adverse Effect. Borrower and each of its Subsidiaries have the corporate power to own their respective properties and to carry on their respective businesses as now being conducted.

ARTICLE 3.2

ARTICLE 3.3 CORPORATE AUTHORITY. The execution and delivery by Credit Parties of and the performance by Credit Parties of their obligations under the Credit Documents have been duly authorized by all requisite corporate action and all requisite shareholder action, if any, on the part of Credit Parties and do not and will not (i) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the organizational papers or bylaws of Credit Parties, or except for any Incidental Contracts, any indenture, agreement or other instrument to which Credit Parties are a party or by which Credit Parties or any of their properties is bound, or
(ii) except for any Incidental Contracts be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

ARTICLE 3.4

ARTICLE 3.5 THIS SECTION IS NOT APPLICABLE.

ARTICLE 3.6

ARTICLE 3.7 BORROWER FINANCIAL STATEMENTS. Borrower has furnished Lenders with the following financial statements, identified by the Treasurer of Borrower: consolidated balance sheets and consolidated statements of income, stockholders' equity and cash flow of Borrower as of and for the fiscal years ended on the last day in December 1997 and 1998 certified by BDO Seidman, and the six (6) month consolidated balance sheets and consolidated statements of income and stockholder equity of Borrower as and for the six (6) months ended on June 30, 1999. Such Borrower financial statements (including any related schedules and notes) are true and correct in all material respects, have been prepared in accordance with GAAP consistently applied throughout the period or periods in question (subject, as to interim statements, to omissions or condensations as stated in the notes thereto, and to changes resulting from audits and year end adjustments) and show, in the case of audited statements, all liabilities, direct or contingent, of Borrower and its subsidiaries, required to be shown in accordance with GAAP consistently applied throughout the period or periods in question and fairly present in all material respects the consolidated financial position and the consolidated results of operations of Borrower and its Subsidiaries for the periods indicated therein. To Borrower's knowledge, after inquiry, there has been no change in the business, condition or operations, financial or otherwise, of Borrower and its Subsidiaries (taken as a whole) since June 30, 1999 which could reasonably be expected to have a Materially Adverse Effect.

ARTICLE 3.8

ARTICLE 3.9 TAX RETURNS. Except as set forth on SCHEDULE 6.5 attached hereto, each of Borrower and its Subsidiaries has filed all federal, state and other income tax returns which, to the best knowledge of Borrower and its Subsidiaries, are required to have been filed, and each has paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due or except such as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP.

ARTICLE 3.10

ARTICLE 3.11 ACTIONS PENDING. Except as disclosed in filing made by the Borrower with the Securities and Exchange Commission, there is no action, suit, investigation or proceeding pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any of its Subsidiaries or any of their properties or rights, by or before any court, arbitrator or administrative or governmental body, which could reasonably be expected to result in any Materially Adverse Effect.

ARTICLE 3.12

ARTICLE 3.13 REPRESENTATIONS; NO DEFAULTS. At the time of each Borrowing, there shall exist no Default or Event of Default.

ARTICLE 3.14

ARTICLE 3.15 TITLE TO PROPERTIES. Each of Borrower and its Subsidiaries has (i) good and marketable fee simple title to its respective real properties (other than real properties which it leases from others), including all such real properties reflected in the consolidated balance sheet of Borrower and its Subsidiaries as of December 31, 1998 hereinabove described (other than real properties disposed of in the ordinary course of business), subject to no Lien of any kind except as set forth on SCHEDULE 6.8 attached hereto or as permitted by Section 8.2 hereof, and (ii) good title to all of its other respective properties and assets (other than properties and assets which it leases from others), (other than properties and assets disposed of in the ordinary course of business or sold in accordance with Section 8.3 below), subject to no Lien of any kind except as set forth on said SCHEDULE 6.8, or as permitted by Section
8.2 hereof. Each of Borrower and its Subsidiaries enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the operation of its respective properties and assets, none of which contains any unusual or burdensome provisions which might materially affect or impair the operation of such properties and assets, and all such leases are valid and subsisting and in full force and effect.

ARTICLE 3.16

ARTICLE 3.17 ENFORCEABILITY OF AGREEMENT. This Agreement is the legal, valid and binding agreement of Borrower enforceable against Borrower in accordance with its terms, and the Notes, and all other Credit Documents, when executed and delivered, will be similarly legal, valid, binding and enforceable as against all applicable Credit Parties, except as the enforceability of the Notes and other Credit Documents may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights and remedies in general and by general principles of equity, whether considered in a proceeding at law or in equity.

ARTICLE 3.18

ARTICLE 3.19 CONSENT . Except for such consents of parties to any Incidental Contracts, no consent, permission, authorization, order or license of any governmental authority or Person is necessary in connection with the execution, delivery, performance or enforcement of the Credit Documents.

ARTICLE 3.20

ARTICLE 3.21 USE OF PROCEEDS; FEDERAL RESERVE REGULATIONS. The proceeds of the Notes will be used solely for the purposes specified in Section 2.1(c) and 3.1(c) and none of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any "MARGIN SECURITY" or "MARGIN STOCK" or for the purpose of reducing or retiring any indebtedness that originally was incurred to purchase or carry a "MARGIN SECURITY" or "MARGIN STOCK" or for any other purpose that might constitute this transaction a "PURPOSE CREDIT" within the meaning of the regulations of the Board of Governors of the Federal Reserve System.

ARTICLE 3.22

ARTICLE 3.23 ERISA.

ARTICLE 3.24

         (a) COMPLIANCE. Each Plan is being maintained, by its terms and in operation, in accordance with all applicable laws, except such noncompliance (when taken as a whole) that will not have a Materially Adverse Effect;

         (a) LIABILITIES. Neither the Borrower nor any Subsidiary is currently or will become subject to any liability (including withdrawal liability), tax or penalty whatsoever to any person whomsoever with respect to any Plan including, but not limited to, any tax, penalty or liability arising under Title I or Title IV of ERISA or Chapter 43 of the Code, except such liabilities (when taken as a whole) as will not have a Materially Adverse Effect; and

         (a) FUNDING. The Borrower and each ERISA Affiliate have made full and timely payment of all amounts (i) required to be contributed under the terms of each Plan and applicable law and (ii) required to be paid as expenses of each Plan, except where such non-payment would not have a Materially Adverse Effect. As of the date of this Agreement, no Plan has an "AMOUNT OF UNFUNDED BENEFIT LIABILITIES" (as defined in
                  Section 4001(a)(18) of ERISA) except as disclosed on said
                  SCHEDULE 6.12. No Plan is subject to a waiver or extension of the minimum funding requirements under ERISA or the Code, and no request for such waiver or extension is pending.

ARTICLE 1.1 SUBSIDIARIES. SCHEDULE 6.1 attached hereto sets forth each Subsidiary of the Borrower as of the date of this Agreement, designating which are Material Subsidiaries, if any. All the outstanding shares of Capital Stock of each such Subsidiary have been validly issued and are fully paid and nonassessable and all such outstanding shares, except as noted on said SCHEDULE
6.1 hereto, are owned by Borrower or a Wholly Owned Subsidiary of Borrower free of any Lien or claim (other than those in favor of the holders of Senior Debt and the Agent).

ARTICLE 1.2

ARTICLE 1.3 OUTSTANDING INDEBTEDNESS. Except as set forth on SCHEDULE 6.14 attached hereto, as of the Closing Date and after giving effect to the transactions contemplated by this Agreement, no Credit Party has outstanding any Indebtedness except as permitted by Section 8.1 hereof and as of the Closing Date there exists no default under the provisions of any instrument evidencing such Indebtedness or of any agreement relating thereto except as noted on said SCHEDULE 6.14.

ARTICLE 1.4

ARTICLE 1.5 CONFLICTING AGREEMENTS. Except as set forth on SCHEDULE 6.15 attached hereto, none of Borrower or any of its Subsidiaries is a party to any contract or agreement or other burdensome restrictions or subject to any charter or other corporate restriction which could reasonably be expected to have a Materially Adverse Effect. Assuming the consummation of the transactions contemplated by this Agreement, neither the execution or delivery of this Agreement or the Credit Documents, nor fulfillment of or compliance with the terms and provisions hereof and thereof, will except as set forth in said SCHEDULE 6.15, conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than those in favor of the holders of Senior Debt and the Agent) the charter or By-Laws of Borrower or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which Borrower or any of its Subsidiaries is subject, and none of Borrower or any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of Borrower or any of its Subsidiaries in an amount exceeding $100,000, any agreement relating thereto or any other contract or agreement (including its charter but excluding Incidental Contracts) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the type to be evidenced by the Notes or contains dividend or redemption limitations on Common Stock of Borrower, except for the CIT Financing Agreement this Agreement, Borrower's Certificate of Incorporation, and those matters listed on said SCHEDULE 6.15.

ARTICLE 1.6

ARTICLE 1.7 POLLUTION AND OTHER REGULATIONS.

ARTICLE 1.8

         (a) Except as set forth on SCHEDULE 6.16(a) attached hereto, each of the Borrower and its Subsidiaries has to the best of its knowledge complied in all material respects with all applicable Environmental Laws, including without limitation, compliance with permits, licenses, standards, schedules and timetables issued pursuant to Environmental Laws, and is not in violation of, and does not presently have outstanding any liability under, has not been notified that it is or may be liable under and does not have knowledge of any material liability or potential material liability (including any liability relating to matters set forth on said SCHEDULE 6.16(a)), under any applicable Environmental Law, including without limitation, the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), the Federal Water Pollution Control Act, as amended ("FWPCA"), the Federal Clean Air Act, as amended ("FCAA"), and the Toxic Substance Control Act ("TSCA"), which violation, liability or potential liability could reasonably be expected to have a Materially Adverse Effect.

         (a) Except as set forth on SCHEDULE 6.16(b) attached hereto, as of the date of this Agreement, neither the Borrower nor any of its Subsidiaries has received a written request for information under CERCLA, any other Environmental Laws or any comparable state law, or any public health or safety or welfare law or written notice that any such entity has been identified as a potential responsible party under CERCLA, and other Environmental Laws, or any comparable state law, or any public health or safety or welfare law, nor has any such entity received any written notification that any Hazardous Materials that it or any of its respective predecessors in interest has generated, stored, treated, handled, transported, or disposed of, has been released or is threatened to be released at any site at which any Person intends to conduct or is conducting a remedial investigation or other action pursuant to any applicable Environmental Law.

         (a) Except as set forth on SCHEDULE 6.16(c) attached hereto, each of the Borrower and its Subsidiaries has obtained all material permits, licenses or other authorizations required for the conduct of their respective operations under all applicable Environmental Laws and each such authorization is in full force and effect, except where the failure to do so would not have a Materially Adverse Effect.

ARTICLE 1.1 POSSESSION OF FRANCHISES, LICENSES, ETC. Each of Borrower and its Subsidiaries possesses all material franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, free from burdensome restrictions, the failure of which to possess would have a Materially Adverse Effect and neither Borrower nor any of its Subsidiaries is in violation of any thereof in any material respect.

ARTICLE 1.2

ARTICLE 1.3 PATENTS, ETC. Except as set forth on SCHEDULE 6.18 attached hereto, each of Borrower and its Subsidiaries owns or has the right to use all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, which are necessary for the operation of its business as presently conducted. Nothing has come to the attention of Borrower or any of its Subsidiaries to the effect that (i) any product, process, method, substance, part or other material presently contemplated to be sold by or employed by Borrower or any of its Subsidiaries in connection with its business may infringe any patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person, (ii) there is pending or threatened any claim or litigation against or affecting Borrower or any of its Subsidiaries contesting its right to sell or use any such product, process, method, substance, part or other material or (iii) there is, or there is pending or proposed, any patent, invention, device, application or principle or any statute, law, rule, regulation, standard or code, which would in any case prevent, materially inhibit or render obsolete the production or sale of any products of, or substantially reduce the projected revenues of, or otherwise have a Materially Adverse Effect.

ARTICLE 1.4

ARTICLE 1.5 GOVERNMENTAL CONSENT. Neither the nature of Borrower or any of its Subsidiaries nor any of their respective businesses or properties, nor any relationship between Borrower and any other Person, nor any circumstance in connection with the execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby is such as to require on behalf of Borrower or any of its Subsidiaries any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body in connection with the execution and delivery of this Agreement and the Credit Documents, except for such filings with the Securities and Exchange Commission as may be required by applicable law (which filings the Borrower agrees to make promptly and diligently pursue to completion) or such filings as are necessary to perfect the Liens of the holders of Senior Debt.

ARTICLE 1.6

ARTICLE 1.7 DISCLOSURE. Neither this Agreement nor the Credit Documents nor any other document, certificate or written statement furnished to Lenders by or on behalf of Borrower in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading. There is no fact peculiar to Borrower which materially adversely affects or in the future may (so far as Borrower can now foresee) materially adversely affect the business, property or assets, financial condition or prospects of Borrower which has not been set forth in this Agreement or in the Credit Documents, other documents, certificates and written statements furnished to Lenders by or on behalf of Borrower prior to the date hereof in connection with the transactions contemplated hereby.

ARTICLE 1.8

ARTICLE 1.9 INSURANCE COVERAGE. Each property of Borrower or any of its Subsidiaries is insured in amounts deemed adequate by Borrower's management and no less than those amounts customary in the industry in which Borrower and its Subsidiaries operate against risks usually insured against by Persons operating businesses similar to those of Borrower or its Subsidiaries in the localities where such properties are located.

ARTICLE 1.10

ARTICLE 1.11 LABOR MATTERS.

ARTICLE 1.12

         (a) Except as set forth on SCHEDULE 6.22 attached hereto for the period ending on the Closing Date, the Borrower and the Borrower's Subsidiaries have experienced no strikes, labor disputes, slow downs or work stoppages due to labor disagreements which have had, or would reasonably be expected to have, a Materially Adverse Effect, and, to the best knowledge of Borrower, there are no such strikes, disputes, slow downs or work stoppages threatened against any Borrower or any of Borrower's Subsidiaries, the result of which could have a Materially Adverse Effect.

         (a) The hours worked and payment made to employees of the Borrower and Borrower's Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters.

         (a) All payments due from the Borrower and Borrower's Subsidiaries, or for which any claim may be made against the Consolidated Companies, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as liabilities on the books of the Borrower and Borrower's Subsidiaries where the failure to pay or accrue such liabilities would reasonably be expected to have a Materially Adverse Effect.

         (a) Each of Borrower and its Subsidiaries complies in all material respects with all laws and regulations relating to equal employment opportunity and employee safety in all jurisdictions in which it is presently doing business, and Borrower will use its best efforts to comply, and to cause each of its Subsidiaries to comply, with all such laws and regulations which may be legally imposed in the future in jurisdictions in which Borrower or any of its Subsidiaries may then be doing business, except where the failure to do so would not have a Materially Adverse Effect.

ARTICLE 1.1 INTERCOMPANY LOANS; DIVIDENDS. The Intercompany Loans and the Intercompany Credit Documents, to the extent that they exist, have been duly authorized and approved by all necessary corporate and shareholder action on the part of the parties thereto, and constitute the legal, valid and binding obligations of the parties thereto, enforceable against each of them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally, and by general principles of equity. Except as set forth in the Credit Documents, there are no restrictions on the power of any Consolidated Company to repay any Intercompany Loan or to pay dividends on the Capital Stock. Intercompany loans as of the Closing Date are described in
SCHEDULE 6.23 attached hereto.

ARTICLE 1.2

ARTICLE 1.3 BURDENSOME RESTRICTIONS. Except as set forth on SCHEDULE 6.24, on the Closing Date none of the Consolidated Companies is a party to or bound by any Contractual Obligation or Requirement of Law which has had or would reasonably be expected to have a Materially Adverse Effect.

ARTICLE 1.4

ARTICLE 1.5 SOLVENCY. Each of the Consolidated Companies is solvent and able to pay its debts as and when they accrue and are due.

ARTICLE 1.6

ARTICLE 1.7 COMPLIANCE WITH LAWS . Except as set forth on SCHEDULE 6.26 attached hereto, each Consolidated Company is in compliance with all laws, statutes, orders, rules, regulations, or judgments entered by any court, the failure of which could reasonably be expected to have a Material Adverse Effect.

ARTICLE 1.8

ARTICLE 1.9 PERMITTED INVESTMENTS . Except as set forth in SCHEDULE 6.27 attached hereto, no Consolidated Company has any Investment, either equity or long-term indebtedness, in any other Person not Affiliated with the Borrower.

ARTICLE 1.10


ARTICLE 1.11 PERFECTED SECURITY INTEREST IN COLLATERAL. The Agent, for and in behalf of the Lenders, has a perfected security interest in the Collateral to secure the Obligations subject to no other Liens except as permitted in Section
8.2 hereof.

ARTICLE 1.12

ARTICLE 1.13 THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.14

ARTICLE 1.15 CAPITAL STOCK.

ARTICLE 1.16

         (a) The authorized Capital Stock of the Borrower consists of (i) 10,000,000 shares of common stock, $.001 par value, of which 2,384,000 shares are issued and outstanding and (ii) 1,000,000 shares of preferred stock, par value $.001 per share, of which 7,500 shares of Series A 6.5% Convertible Preferred Stock, 7,500 shares of Series B 6% Convertible Preferred Stock and 7,500 shares of Series C 6% Convertible Preferred Stock are issued and outstanding on the Closing Date (collectively, the "PREFERRED STOCK"). All outstanding Capital Stock of the Borrower is validly issued, fully paid and nonassessable.

         (a) Except for (i) the Preferred Stock as referred to in the Financial Statements of Borrower identified in Section 6.4 above, (ii) the Existing Warrants, (iii) the Underwriter Option and (iv) the Stock Options, both existing on the Closing Date and as may be issued from time to time in accordance with the Borrower's stock option plan, none of the Borrower or any Subsidiary of the Borrower has outstanding any options, warrants or similar rights to acquire its Capital Stock, any securities convertible into or exchangeable for such Capital Stock, or any stock appreciation rights or phantom stock plans.

         (a) None of the Borrower or any subsidiary of the Borrower is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its Capital Stock or any warrants, options or other securities or rights directly or indirectly convertible into or exercisable or exchangeable for its Capital Stock.



ARTICLE 1.1    PLACES OF BUSINESS.

ARTICLE 1.2

         (a) The Places of Business identified in SCHEDULE 6.31(a) attached hereto constitute all the Places of Business for the Consolidated Companies.

         (a) The Places of Business identified in SCHEDULE 6.31(b) attached hereto as Material Places of Business are the only Places of Business which are Material Places of Business.

ARTICLE 1.1 Y2K COMPLIANCE. The Borrower has taken reasonable steps to ensure that the Borrower's and each Subsidiary's software and hardware systems which impact or affect in any material way the business operations of the Borrower and its Subsidiaries will be Year 2000 Compliant and Ready (as defined below) by no later than September 30, 1999. Upon request of the Lender, the Borrower will prepare a summary of the Y2K measures it has taken and shall make those of its information technology employees and consultants who are in charge of the Borrower's Y2K compliance available to answer questions from the Lender. As used herein, "YEAR 2000 COMPLIANT AND READY" means that the Borrower's and each Subsidiary's hardware and software systems which impact or affect in any material way the operation of their business will: (i) handle date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing dated calculations in whole or in part; (ii) operate accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000 and without any change in performance; (iii) respond to and process two-digit year input without creating any ambiguity as to the century; and (iv) store and provide date input information without creating any ambiguity as to the century.

ARTICLE 1.2

ARTICLE 2      AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that so long as it may borrow under this Agreement or so long as any indebtedness remains outstanding under the Notes that it will:

ARTICLE 1.1 CORPORATE EXISTENCE, ETC . Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, its material rights, franchises, and licenses, and its material patents and copyrights (for the scheduled duration thereof), trademarks, trade names, and service marks, necessary or desirable in the normal conduct of its business, and its qualification to do business as a foreign corporation in all jurisdictions where it conducts business or other activities making such qualification necessary, in each case where the failure to do so could reasonably be expected to have a Materially Adverse Effect.

ARTICLE 1.2

ARTICLE 1.3 COMPLIANCE WITH LAWS, ETC. Comply, and cause each of its Subsidiaries to comply, with all Requirements of Law (including, without limitation, the Environmental Laws, subject to the exception set forth in
Section 7.7(g) below where the penalties, claims, fines, and other liabilities resulting from noncompliance with such Environmental Laws do not involve amounts in excess of $250,000. in the aggregate) and material Contractual Obligations applicable to or binding on any of them where the failure to comply with such Requirements of Law and material Contractual Obligations would reasonably be expected to have a Materially Adverse Effect.

ARTICLE 1.4

ARTICLE 1.5 PAYMENT OF TAXES AND CLAIMS, ETC . Pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and adequate reserves are maintained with respect thereto.

ARTICLE 1.1 KEEPING OF BOOKS . Keep, and cause each of its Subsidiaries to keep, proper books of record and account, containing complete and accurate entries of all their respective financial and business transactions.

ARTICLE 1.2

ARTICLE 1.3 VISITATION, INSPECTION, ETC. Permit, and cause each of its Subsidiaries to permit, any representative of the Agent or any Lender to visit and inspect any of its properties, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as the Agent or such Lender may reasonably request after reasonable prior notice to Borrower; PROVIDED, HOWEVER, that at any time following the occurrence and during the continuance of a Default or an Event of Default, no prior notice to Borrower shall be required.

ARTICLE 1.4

ARTICLE 1.5 INSURANCE; MAINTENANCE OF PROPERTIES.

ARTICLE 1.6

         (a) Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of the Borrower and each of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts, including such self-insurance and deductible provisions, as is customary for such companies under similar circumstances; PROVIDED, HOWEVER, that in any event Borrower shall use its best commercial efforts to maintain, or cause to be maintained, insurance in amounts and with coverages not materially less favorable to any Consolidated Company as in effect on the date of this Agreement, except where the costs of maintaining such insurance would, in the judgment of both Borrower and the Agent, be excessive. Unless otherwise agreed by Agent, insurance shall be for the insurable value of all inventory and equipment.

         (a) Cause, and cause each of the Consolidated Companies to cause, all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, settlements and improvements thereof, all as in the judgment of Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent Borrower from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the judgment of Borrower, desirable in the conduct of its business or the business of any Consolidated Company.

ARTICLE 1.1 REPORTING COVENANTS . Furnish to each Lender:

ARTICLE 1.2

         (a) CIT INFORMATION. As and when any financial information is sent to CIT, a copy of said financial information. The Borrower covenants that it will send to each Lender as and when due copies of the required information as set forth in the CIT Financing Agreement.

         (a) MONTHLY FINANCIAL STATEMENTS. Without duplication of information furnished pursuant to Section 7.7(c), soon as available and in any event within thirty days after the end of each month, balance sheets of the Consolidated Companies as at the end of such month presented on a consolidated basis and the related statements of income, shareholders' equity, and cash flows (if available) of the Consolidated Companies for such month and for the portion of Borrower's fiscal year ended at the end of such month, presented on a consolidated basis setting forth in each case in comparative form the figures for the corresponding month of the corresponding portion of Borrower's previous fiscal year, all in reasonable detail and certified by the chief financial officer or principal accounting officer of Borrower that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies as at the end of such month on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies for such month and such portion of Borrower's fiscal year, in accordance with GAAP consistently applied (subject to normal year end audit adjustments and the absence of footnotes, and to any change in accounting treatment which the Borrower may give to accounting for leases of property PROVIDED, HOWEVER, if the Borrower changes its accounting treatment for said leases, the Borrower shall notify the Agent and the Lenders of said change and the impact of said change).

         (a) QUARTERLY FINANCIAL STATEMENTS. Without duplication of information furnished pursuant to Section 7.7(c), soon as available and in any event within forty-five (45) days after the end of each fiscal quarter, balance sheets of the Consolidated Companies as at the end of such fiscal quarter presented on a consolidated basis and the related statements of income, shareholders' equity, and cash flows (if available) of the Consolidated Companies for such fiscal quarter and for the portion of Borrower's fiscal year ended at the end of such fiscal quarter, presented on a consolidated basis setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the corresponding portion of Borrower's previous fiscal year, all in reasonable detail and certified by the chief financial officer or principal accounting officer of Borrower that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies as at the end of such fiscal quarter on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies for such fiscal quarter and such portion of Borrower's fiscal year, in accordance with GAAP consistently applied (subject to normal year end audit adjustments and the absence of footnotes, and to any change in accounting treatment which the Borrower may give to accounting for leases of property PROVIDED, HOWEVER, if the Borrower changes its accounting treatment for said leases, the Borrower shall notify the Agent and the Lenders of said change and the impact of said change).

         (a) ANNUAL FINANCIAL STATEMENTS. Without duplication of information furnished pursuant to Section 7.7(c), soon as available and in any event within ninety (90) days after the end of each fiscal year of Borrower, balance sheets of the Consolidated Companies as at the end of such year, presented on a consolidated basis, and the related statements of income, shareholders' equity, and cash flows of the Consolidated Companies for such fiscal year, presented on a consolidated basis, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. For the fiscal years beginning January 1, 1997, said reports shall be accompanied by a report thereon are independent public accountants of either (i) recognized national standing, or (ii) of recognized regional standing, and capable of performing the same services as an independent public accounting firm of national standing and reasonably acceptable to the Agent, which such report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly in all material respects the financial condition as at the end of such fiscal year on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies for such fiscal year in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with GAAP, and where said financial statements are not consistently applied with the prior fiscal year statements and the impact of said difference. Together with said annual financial statements, there will also be furnished with a copy of the management letter prepared by the independent public accountants.

         (a) NO DEFAULT/COMPLIANCE CERTIFICATE. Together with the financial statements required pursuant to subsections (c) and (d) above, a certificate of the president, chief financial officer or principal accounting officer of Borrower, and in the case of audited financial statements, the certificate from the auditors, (i) to the effect that, based upon a review of the activities of the Consolidated Companies and such financial statements during the period covered thereby, there exists no Event of Default and no Default under this Agreement, or if there exists an Event of Default or a Default hereunder, specifying the nature thereof and the proposed response thereto, and (ii) demonstrating in reasonable detail compliance as at the end of such fiscal year (in the case of the last month of a fiscal quarter) or such fiscal quarter with Section 7.8 and Sections 8.1 through 8.4; PROVIDED, in the case of a certificate to be delivered with respect to the end of a fiscal quarter, that part demonstrating compliance with Section 7.8 and Sections 8.1 through 8.4 may be delivered within forty-five (45) days after the end of such quarter.

         (a) NOTICE OF DEFAULT. Promptly after Borrower has notice or knowledge of the occurrence of an Event of Default or a Default, a certificate of the chief financial officer or principal accounting officer of Borrower specifying the nature thereof and the proposed response thereto.

         (a) LITIGATION. Promptly after (i) the occurrence thereof, notice of the institution of or any adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against any Consolidated Company, or any material property thereof, in any case which could reasonably be expected to have a Materially Adverse Effect, or (ii) actual knowledge thereof, notice of the threat of any such action, suit, proceeding, investigation or arbitration.

         (a) ENVIRONMENTAL NOTICES. Promptly after receipt thereof, notice of any actual or alleged violation, or notice of any action, claim or request for information, either judicial or administrative, from any governmental authority relating to any actual or alleged claim, notice of potential responsibility under or violation of any Environmental Law, or any actual or alleged spill, leak, disposal or other release of any Hazardous Material by any Consolidated Company which could result in penalties, fines, claims or other liabilities to any Consolidated Company in amounts in excess of $250,000.00 individually or in the aggregate.

         (a)      ERISA.

                  (i) Promptly after the occurrence thereof with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof, or any trust established thereunder, notice of (x) a "REPORTABLE EVENT" described in Section 4043 of ERISA and the regulations issued from time to time thereunder (other than a "REPORTABLE EVENT" not subject to the provisions for thirty day notice to the PBGC under such regulations), or (y) any other event which could subject any Consolidated Company to any tax, penalty or liability under Title I or Title IV of ERISA or Chapter 43 of the Code, or any tax or penalty resulting from a loss of deduction under Sections 162, 404 or 419 of the Code, where any such taxes, penalties or liabilities exceed or could exceed $250,000 in the aggregate;

                  (i) Promptly after such notice must be provided to the PBGC, or to a Plan participant, beneficiary or alternative payee, any notice required under Section 101(d), 302(f)(4), 303, 307, 4041(b)(1)(A) or
                           4041(c)(1)(A) of ERISA or under Section 401(a)(29) or 412 of the Code with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof;

                  (i) Promptly after receipt, any notice received by any Consolidated Company or any ERISA Affiliate thereof concerning the intent of the PBGC or any other governmental authority to terminate a Plan of such Company or ERISA Affiliate thereof which is subject to Title IV of ERISA, to impose any liability on such Company or ERISA Affiliate under Title IV of ERISA or Chapter 43 of the Code;

                  (i) Upon the request of the Agent, promptly upon the filing thereof with the Internal Revenue Service ("IRS") or the Department of Labor ("DOL"), a copy of IRS Form 5500 or annual report for each Plan of any Consolidated Company or ERISA Affiliate thereof which is subject to Title IV of ERISA; and

                  (i) Upon the request of the Agent, (A) true and complete copies of any and all documents, government reports and IRS determination or opinion letters or rulings for any Plan of any Consolidated Company from the IRS, PBGC or DOL, (B) any reports filed with the IRS, PBGC or DOL with respect to a Plan of the Consolidated Companies or any ERISA Affiliate thereof, or (C) a current statement of withdrawal liability for each Multi-Employer Plan of any Consolidated Company or any ERISA Affiliate thereof.

(a) LIENS. Promptly upon any Consolidated Company becoming aware thereof, notice of the filing of any federal statutory Lien, tax or other state or local government Lien or any other Lien affecting their respective properties, other than Permitted Liens except as expressly required by
         Section 8.2 hereof.

(a) PUBLIC FILINGS, ETC. Promptly upon the filing thereof or otherwise becoming available, copies of all financial statements, annual, quarterly and special reports, proxy statements and notices sent or made available generally by Borrower to its public security holders, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by any of them with any securities exchange, and of all press releases and other statements made available generally to the public containing material developments in the business or financial condition of Borrower and the other Consolidated Companies.

(a) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, copies of all financial statements of, and all reports submitted by, independent public accountants to Borrower in connection with each annual, interim, or special audit of Borrower's consolidated financial statements.

(a) BURDENSOME RESTRICTIONS, ETC. Promptly upon the existence or occurrence thereof, notice of the existence or occurrence of (i) any Contractual Obligation or Requirement of Law described in Section 6.24 hereof ,
         (ii) failure of any Consolidated Company to hold in full force and effect those material trademarks, service marks, patents, trade names, copyrights, licenses and similar rights necessary in the normal conduct of its business, and (iii) any strike, labor dispute, slow down or work stoppage as described in Section 6.22.

(a) NEW MATERIAL SUBSIDIARIES. Within thirty days after the formation or acquisition of any Material Subsidiary, or any other event resulting in the creation of a new Material Subsidiary, notice of the formation or acquisition of such Material Subsidiary or such occurrence, including a description of the assets of such entity, the activities in which it will be engaged, and such other information as the Agent may request.

(a) INTERCOMPANY ASSET TRANSFERS. Promptly upon the occurrence thereof, notice of the transfer of any assets from Borrower or any Guarantor to any other Consolidated Company that is not the Borrower or a Guarantor (in any transaction or series of related transactions), excluding sales or other transfers of assets in the ordinary course of business, where the Asset Value of such assets is less than $100,000.

(a) OTHER INFORMATION. With reasonable promptness, such other information about the Borrower or Consolidated Companies as the Agent or any Lender may reasonably request from time to time.

ARTICLE 1.1    FINANCIAL COVENANTS.

ARTICLE 1.2

(a) Maintain at all times during the periods below a consolidated Tangible Net Worth of not less than the amount set forth below for the applicable period:


                               PERIOD                             TANGIBLE NET WORTH
                               ------                             ------------------
                  For the Fiscal Year ending                            $1.00
                  December 31, 1999

                  For the Fiscal Year ending                          $2,790,000
                  December 31, 2000

                  For the Fiscal Year ending                          $5,175,000
                  December 31, 2001

                  For the Fiscal Year ending                          $7,425,000
                  December 31, 2002

                  For the Fiscal Year ending                          $9,675,000
                  December 31, 2003

         Commencing with the Fiscal Year ending December 31, 2004 and as of the last day of each Fiscal Year thereafter, the minimum Tangible Net Worth requirement shall be increased as of the last day of each such Fiscal Year by the amount of $2,250,000 over the minimum Tangible Net Wroth for the immediately preceding Fiscal year.

         (a) Maintain at the end of each Fiscal Quarter during the term of this Agreement a consolidated Fixed Charge Coverage Ratio of not less than the ratio of 1.08 to 1.0

         (a) Maintain at the end of each Fiscal Quarter during the periods set forth below a consolidated Leverage Ratio of no more than the ratio set forth below for the applicable period:

                           PERIOD                                  RATIO
                           ------                                  -----
                  For the Fiscal Year ending                  4.95 to 1.0
                  December 31, 1999

                  For the Fiscal Year ending                  3.575 to 1.0
                  December 31, 2000

                  For the Fiscal Year ending                  3.3 to 1.0
                  December 31, 2000 and each
                  Fiscal Year thereafter

ARTICLE 1.1 NOTICES UNDER CERTAIN OTHER INDEBTEDNESS . Immediately upon its receipt thereof, Borrower shall furnish the Agent a copy of any notice received by it, or any other Consolidated Company from the holder(s) of Indebtedness referred to in Section 8.1 hereof (or from any trustee, agent, attorney, or other party acting on behalf of such holder(s)) in an amount which, in the aggregate, exceeds $250,000, where such notice states or claims the existence or occurrence of any default or event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, debenture, note, or other document evidencing or governing such Indebtedness. Borrower agrees to take such actions as may be necessary to request the holder(s) of any Indebtedness (or any trustee or agent acting on their behalf) in an amount exceeding $250,000 incurred pursuant to documents executed or amended and restated after the Closing Date, to furnish copies of all such notices directly to the Agent simultaneously with the furnishing thereof to Borrower, and that such requirement may not be altered or rescinded without the prior written consent of the Agent. In any event, the Borrower shall agree to immediately furnish to the Agent copies of any such notices.

ARTICLE 1.2

ARTICLE 1.3 ADDITIONAL GUARANTORS /Credit Parties/Collateral. Promptly after (i) the formation or acquisition (provided that nothing in this Section shall be deemed to authorize the acquisition of any entity) nor any Material Subsidiary not listed on SCHEDULE 6.1 attached hereto, (ii) the transfer of assets to any Consolidated Company if notice thereof is required to be given pursuant to
Section 7.7(n) and as a result thereof the recipient of such assets becomes a Material Subsidiary, (iii) the occurrence of any other event creating a new Material Subsidiary, Borrower shall cause to be executed and delivered a Guaranty Agreement from each such Material Subsidiary in the form attached hereto as EXHIBIT "D", the joinder to the Contribution Agreement in the form attached hereto as EXHIBIT "H" by such Material Subsidiary, a certificate to be added to the Pledge Agreement by the Person owning the Capital Stock of said Material Subsidiary by which all of said Capital Stock is pledged to the Agent, and a certificate to be added to the Security Agreement from said Material Subsidiary whereby a first, perfected security interest in the assets of said Material Subsidiary is granted to the Agent.

ARTICLE 1.4

ARTICLE 1.5 OWNERSHIP OF GUARANTORS . Borrower shall maintain its percentage of ownership existing as of the date hereof of all Guarantors, and shall not decrease its ownership percentage in each Person which becomes a Guarantor after the date hereof, as such ownership exists at the time such Person becomes a Guarantor or may be increased thereafter.

ARTICLE 1.6

ARTICLE 1.7 CIT FINANCING. In regard to the CIT Financing:

ARTICLE 1.8

         (a) The Borrower shall immediately furnish to each Lender in regard to the CIT Financing:

                  (i) Copies of any and all notices received from CIT including, but not limited to, any and all default notices.

                  (i) Copies of any and all notices and other materials furnished to CIT including, but not limited to, any financial statements or other financial information furnished to CIT.

         (a) The Borrower shall not amend, modify or in any other way change the CIT Financing Agreement except in the manner provided in The CIT Subordination Agreement.

ARTICLE 1.1 LIFE INSURANCE POLICY . In regard to the Life Insurance Policy, the Borrower will maintain in full force and effect, and pay all premiums upon, said Policy. In this regard, the Policy will be in an initial amount not less than $2,000,000, which amount may be reduced by the Borrower from time to time with the amount of the reduction equal to fifty percent (50%) of the total principal payments made by the Borrower on the Term Loans PROVIDED, HOWEVER, the amount of the Policy shall never be less than $1,000,000.00.

ARTICLE 1.2

ARTICLE 1.3 FOREIGN COLLATERAL. The Lenders are not requiring at this time that the Borrower grant to the Lenders a security interest in the Foreign Collateral which includes accounts receivable do and owing to Solartechniks. In this regard:

ARTICLE 1.4

         (a) No security in said Foreign Collateral has been granted to CIT.

         (a) If and when the Borrower should grant to CIT a security interest in any Foreign Collateral, then, in that event, the Borrower will at that same time grant to the Lenders a security interest in the same Foreign Collateral. Any security interest so granted to the Lenders shall be subject to the CIT Subordination Agreement.

ARTICLE 1.1 COLLATERAL AUDIT . The Agent shall have the right from time to time to undertake a collateral audit of the Borrower for the purposes of determining compliance with the CIT Financing Agreement, the cost of which shall be paid by the Borrower. Said audit may not be undertaken more frequently than quarterly.

ARTICLE 1.2

ARTICLE 2      NEGATIVE COVENANTS

         So long as any Commitment remains in effect hereunder or any Note shall remain unpaid, Borrower will not and will not permit any Subsidiary to:

ARTICLE 1.1 INDEBTEDNESS . Create, incur, assume or suffer to exist any Indebtedness, other than:

ARTICLE 1.2

         (a)      Indebtedness under this Agreement.

         (a) Indebtedness to CIT or any Senior Lender as set forth in the CIT Financing Agreement.

         (a) Indebtedness outstanding on the date hereof or pursuant to lines of credit in effect on the date hereof and described on
                  SCHEDULE 8.1(c) attached hereto, together with all extensions, renewals and refinancings thereof, PROVIDED, HOWEVER, any such extensions, renewals and refinancings shall not, without the written consent of the Agent and Required Lenders, increase any such Indebtedness or modify the terms of said Indebtedness on terms less favorable to the maker or obligor.

         (a) Purchase money Indebtedness to the extent secured by a Lien permitted by Section 8.2(b) hereof provided such purchase money Indebtedness does not at any one time exceed in the aggregate $250,000.

         (a) Unsecured current liabilities (other than liabilities for borrowed money or liabilities evidenced by promissory notes, bonds or similar instruments) incurred in the ordinary course of business (whether now outstanding or hereafter arising or incurred) and either (i) not more than 120 days past due, or
                  (ii) being disputed in good faith by appropriate proceedings with reserves for such disputed liability maintained in conformity with GAAP and Indebtedness in the nature of contingent repayment obligations arising in the ordinary and normal course of business with respect to deposits and downpayments.

         (a) The Intercompany Loans described on SCHEDULE 6.23 attached hereto and any other loans between Consolidated Companies provided that no loan or other extension of credit may be made by a Guarantor to another Consolidated Company that is not a Guarantor hereunder and all such loans and extensions of credit shall not exceed $100,000 in the aggregate at any one time outstanding (excluding Intercompany Loans listed on said
                  SCHEDULE 6.23) unless otherwise agreed in writing by the Agent and the Required Lenders.

         (a) Indebtedness arising under interest rate exchange agreements referred to in Section 7.12 hereof.

ARTICLE 1.1 LIENS . Create, incur, assume or suffer to exist any Lien on any of its property now owned or hereafter acquired to secure any Indebtedness other than:

ARTICLE 1.2

         (a) Liens existing on the date hereof disclosed on SCHEDULE 8.2 attached hereto, and provided no Event of Default has occurred and is then continuing, any renewal, extension or refunding of such Lien in an amount not exceeding the amount thereof remaining unpaid immediately prior to such renewal, extension or refunding,

         (a) Any Lien on any property securing Indebtedness incurred or assumed for the purpose of financing all or any part of the acquisition cost of such property and any refinancing thereof, provided that such Lien does not extend to any other property, and provided further that the aggregate principal amount of Indebtedness secured by all such Liens at any time does not exceed $250,000.

         (a) Liens for taxes not yet due, and Liens for taxes or Liens imposed by ERISA which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained.

         (a) Statutory Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law (excluding any landlords liens in regard to any Material Place of Business, which said landlords liens are not permitted under this
                  Section 8.2) created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained.

         (a) Liens incurred or deposits made in the ordinary course of business in connection with workers or workmans compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money).

         (a)      Liens securing the Facilities.

         (a) Liens reserved or invested in governmental authority (including without limitation zoning laws) which do not materially impair the use of such property.

         (a) Easements, licenses, covenants and other restrictions affecting the use of real property which do not in any material respect interfere with the use of such real property.

         (a)      Liens securing the Senior Debt.

ARTICLE 1.1 SALES, ETC. Sell, lease, or otherwise dispose of (as distinct from Lien)its accounts, property or other assets (including Capital Stock of Subsidiaries); PROVIDED, HOWEVER, that the foregoing restrictions on asset sales shall not be applicable to (i) sales of equipment or other personal property being replaced by other equipment or other personal property purchased as a capital expenditure item, (ii) sales of inventory in the ordinary course of business and (iii) dispositions of obsolete, damaged or unusable assets.

ARTICLE 1.2

ARTICLE 1.3 MERGERS, ACQUISITIONS, ETC. Merge or consolidate with any other Person, or acquire by purchase any other person or all or substantially all of its assets, PROVIDED FURTHER, that the foregoing restrictions shall not apply to
(i) Permitted Acquisitions, (ii) mergers between a Subsidiary of Borrower and Borrower or a Material Subsidiary, or between Material Subsidiaries of Borrower, or (iii) mergers between a third party and the Borrower where the Borrower is the surviving corporation PROVIDED THAT said merger, purchase, etc. is a Permitted Acquisition, PROVIDED, HOWEVER, that no transaction pursuant to clauses (i), (ii), or (iii) shall be permitted if any Default or Event of Default otherwise exists at the time of such transaction or would otherwise exist as a result of such transaction.

ARTICLE 1.4

ARTICLE 1.5 INVESTMENTS, LOANS, ETC. Make, permit or hold any Investments in any Person, or otherwise acquire or hold any Subsidiaries, other than:

ARTICLE 1.6

         (a) Investments in Subsidiaries that are Guarantors under this Agreement, whether such Subsidiaries are Guarantors on the Closing Date or become Guarantors in accordance with Section
                  7.10 hereof after the Closing Date; PROVIDED, HOWEVER, nothing in this Section 8.5 shall be deemed to authorize an investment pursuant to this paragraph (a) in any entity that is not a Subsidiary and a Guarantor prior to such investment.

         (a) Investments in Subsidiaries, other than those Subsidiaries that are or become Guarantors under this Agreement, made after the Closing Date, in an aggregate amount not to exceed $250,000 unless otherwise consented to in writing by the Agent and the Required Lenders.

         (a) Direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case supported by the full faith and credit of the United States and maturing within one year from the date of creation thereof.

         (a) Commercial paper maturing within one year from the date of creation thereof rated in the highest grade by a nationally recognized credit rating agency.

         (a) Time deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by any Lender and any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has total assets aggregating at least $500,000,000, including without limitation, any such deposits in Eurodollars issued by a foreign branch of any such bank or trust company.

         (a)      Investments made by Plans.

         (a) Permitted Intercompany Loans on terms and conditions acceptable to the Agent.

         (a) Investments in stock or assets of another entity which thereby becomes a Subsidiary, which transaction constitutes a Permitted Acquisition.

         (a) Advances made to employees in the ordinary and normal course of business consistent with past practice and for business purposes, and which advances are repaid by the employee within thirty days PROVIDED, HOWEVER, individual employee advances may not exceed $10,000 and the aggregate of all said advances at any time outstanding shall not exceed $50,000.

ARTICLE 1.1 SALE AND LEASEBACK TRANSACTIONS. Sell or transfer any property, real or personal, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which any Consolidated Company intends to use for substantially the same purpose or purposes as the property being sold or transferred.

ARTICLE 1.2

ARTICLE 1.3 TRANSACTIONS WITH AFFILIATES. Except as otherwise approved in writing by the Agent and Required Lenders:

ARTICLE 1.4

         (a) Enter into any material transaction or series of related transactions which in the aggregate would be material, whether or not in the ordinary course of business, with any Affiliate of any Consolidated Company (but excluding any Affiliate which is also a Material Subsidiary), other than on terms and conditions substantially as favorable to such Consolidated Company as would be obtained by such Consolidated Company at the time in a comparable arm's length transaction with a Person other than an Affiliate.

         (a) Convey or transfer to any other Person (including any other Consolidated Company) any real property, buildings, or fixtures used in the manufacturing or production operations of any Consolidated Company, or convey or transfer to any other Consolidated Company any other assets (excluding conveyances or transfers in the ordinary course of business) if at the time of such conveyance or transfer any Default or Event of Default exists or would exist as a result of such conveyance or transfer.

ARTICLE 1.1 OPTIONAL PREPAYMENTS. Directly or indirectly, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any optional payment on account of any principal of, interest on, or premium payable in connection with the optional prepayment, redemption or retirement of, any of its Indebtedness, or give a notice of redemption with respect to any such Indebtedness, or make any payment in violation of the subordination provisions of any Senior Debt, except with respect to (i) the Obligations under this Agreement and the Notes,
(ii) prepayments of Indebtedness outstanding pursuant to revolving credit, overdraft and line of credit facilities permitted pursuant to Section 8.1 (c) and (d), (iii) Intercompany Loans made or outstanding pursuant to Section 8.1(e), (iv) Intercompany Loans where both Consolidated Companies are not Credit Parties made or outstanding pursuant to Section 8.1 upon the prior written consent of the Agent and the Required Lenders.

ARTICLE 1.2

ARTICLE 1.3 CHANGES IN BUSINESS. Enter into any business which is substantially different from that presently conducted by the Consolidated Companies taken as a whole.

ARTICLE 1.4

ARTICLE 1.5 ERISA . Take or fail to take any action with respect to any Plan of any Consolidated Company or, with respect to its ERISA Affiliates, any Plans which are subject to Title IV of ERISA or to continuation health care requirements for group health plans under the Code, including without limitation
(i) establishing any such Plan, (ii) amending any such Plan (except where required to comply with applicable law), (iii) terminating or withdrawing from any such Plan, or (iv) incurring an amount of unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, or any withdrawal liability under Title IV of ERISA with respect to any such Plan, without first obtaining the written approval of the Agent and the Required Lenders, to the extent that such actions or failures could reasonably be expected to result in a Materially Adverse Effect.

ARTICLE 1.6

ARTICLE 1.7 ADDITIONAL NEGATIVE PLEDGES . Create or otherwise cause or suffer to exist or become effective, directly or indirectly, any prohibition or restriction on the creation or existence of any Lien upon any asset of any Consolidated Company, other than pursuant to (i) the terms of any agreement, instrument or other document pursuant to which any Indebtedness permitted by
Section 8.2(b) hereof is incurred by any Consolidated Company, so long as such prohibition or restriction applies only to the property or asset being financed by such Indebtedness, (ii) any requirement of applicable law or any regulatory authority having jurisdiction over any of the Consolidated Companies, and (iii) the CIT Financing Agreement.

ARTICLE 1.8

ARTICLE 1.9 LIMITATION ON PAYMENT RESTRICTIONS AFFECTING CONSOLIDATED COMPANIES. Create or otherwise cause or suffer to exist or become effective, except for the Credit Documents and the CIT Financing Agreement, any consensual encumbrance or restriction on the ability of any Consolidated Company to (i) pay dividends or make any other distributions on such Consolidated Company's stock, or (ii) pay any indebtedness owed to Borrower or any other Consolidated Company, or (iii) transfer any of its property or assets to Borrower or any other Consolidated Company, except any consensual encumbrance or restriction existing under the Credit Documents and the Preferred Stock.

ARTICLE 1.10

ARTICLE 1.11 ACTIONS UNDER CERTAIN DOCUMENTS . Without the prior written consent of the Agent (which consent shall not be unreasonably withheld), modify, amend, cancel or rescind the Intercompany Loans or Intercompany Credit Documents (except that a loan between Consolidated Companies as permitted by Section 8.1(e) hereof may be modified or amended so long as it otherwise satisfies the requirements of Section 8.1), or make demand of payment or accept payment on any Intercompany Loans permitted by Section 8.1(e) hereof, except that current interest accrued thereon as of the date of this Agreement and all interest subsequently accruing thereon (whether or not paid currently) may be paid unless a Default or Event of Default has occurred and is continuing.

ARTICLE 1.12

ARTICLE 1.13 FINANCIAL STATEMENTS; FISCAL YEAR . Borrower shall make no change in the dates of the fiscal year now employed for accounting and reporting purposes without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld.

ARTICLE 1.14

ARTICLE 1.15 CHANGE OF MANAGEMENT . Allow or suffer to occur any change of management of the Borrower which creates an Event of Default under Section 9.13.

ARTICLE 1.16

ARTICLE 1.17 GUARANTIES . Without the prior written consent of the Agent, extend or permit Borrower or any Subsidiary to execute any Guaranty other than (i) endorsements of instruments for deposit or collection in the ordinary and normal course of business, and (ii) Guaranties acceptable in writing to the Agent and Required Lenders.

ARTICLE 1.18

ARTICLE 1.19 CHANGES IN DEBT INSTRUMENTS. Without the prior written consent of the Agent and Required Lenders, enter into any amendment, change or modification of any agreement relating to any Indebtedness

(exclusive of the Senior Debt, but only in compliance with the provisions of Section 7.12) PROVIDED, HOWEVER, the foregoing restrictions shall not prohibit any such amendment, change or modification where (i) it relates solely to an extension of a maturity date if said Indebtedness is not already in default, and
(ii) other changes in said agreements which are not material, PROVIDED, HOWEVER if said amendment, change or modification constitutes the waiver of any default condition under said agreement, notice of said matter along with a copy of said amendment, change or modification shall be given to the Agent and the Lenders.

ARTICLE 1.20

ARTICLE 1.21 NO CASH DIVIDENDS ON CAPITAL OR PREFERRED STOCK . Without the prior written consent of the Agent and Required Lender, (which consent may be withheld in their absolute discretion), declare or pay any cash dividends or make any other cash distributions whatsoever on any Capital or Preferred Stock. Dividends on Preferred Stock may only be paid in Capital Stock.

ARTICLE 1.22

ARTICLE 2  EVENTS OF DEFAULT

     EVENTS OF DEFAULT

ARTICLE 1

ARTICLE 2 Upon the occurrence and during the continuance of any of the following specified events (each an "EVENT OF DEFAULT"):

ARTICLE 3

ARTICLE 3.1 PAYMENTS. Borrower shall fail to make promptly when due (including, without limitation, by mandatory prepayment) any principal payment with respect to the Loans, or Borrower shall fail to make within thirty (30) Days after the due date thereof any payment of interest, fee or other amount payable hereunder.

ARTICLE 3.2

ARTICLE 3.3 COVENANTS WITHOUT NOTICE. Borrower shall fail to observe or perform any covenant or agreement contained in Sections 7.8, 7.11, 8.1 through 8.21.

ARTICLE 3.4

ARTICLE 3.5 OTHER COVENANTS. Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement, other than those referred to in Sections 9.1 and 9.2 hereof, and, if capable of being remedied, such failure shall remain unremedied for thirty days after the earlier of (i) Borrower's obtaining actual knowledge thereof, or (ii) written notice thereof shall have been given to Borrower by Agent or any Lender.

ARTICLE 3.6

ARTICLE 3.7 REPRESENTATIONS. Any representation or warranty made or deemed to be made by Borrower or any other Credit Party under this Agreement or any other Credit Document (including the Schedules attached thereto), or any certificate or other document submitted to the Agent or the Lenders by any such Person pursuant to the terms of this Agreement or any other Credit Document, shall be incorrect in any material respect when made.

ARTICLE 3.8

ARTICLE 3.9 NON-PAYMENTS OF OTHER INDEBTEDNESS. Any Consolidated Company shall fail to make when due (whether at stated maturity, by acceleration, on demand or otherwise, and after giving effect to any applicable grace period) any payment of principal of or interest on any Indebtedness (other than the Obligations) exceeding $250,000 in the aggregate.

ARTICLE 3.10

ARTICLE 3.11 DEFAULTS UNDER OTHER AGREEMENTS. Any Consolidated Company shall fail to observe or perform any covenants or agreements contained in any agreements or instruments relating to any of its Indebtedness exceeding $250,000 in the aggregate, or any other event shall occur in respect of Indebtedness exceeding $250,000 if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity.

ARTICLE 3.12

ARTICLE 3.13 BANKRUPTCY. Borrower, any Consolidated Company, or any Credit Party shall commence a voluntary case concerning itself under the Bankruptcy Code or an involuntary case for bankruptcy is commenced against any Consolidated Company and the petition is not controverted within twenty (20) days, or is not dismissed within sixty days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of any Consolidated Company; or any Consolidated Company commences proceedings of its own bankruptcy or to be granted a suspension of payments or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether now or hereafter in effect, relating to any Consolidated Company or there is commenced against any Consolidated Company any such proceeding which remains undismissed for a period of sixty days; or any Consolidated Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Consolidated Company suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of sixty days; or any Consolidated Company makes a general assignment for the benefit of creditors; or any Consolidated Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Consolidated Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or any Consolidated Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by any Consolidated Company for the purpose of effecting any of the foregoing.

ARTICLE 3.14

ARTICLE 3.15 ERISA. A Plan of a Consolidated Company or a Plan subject to Title IV of ERISA of any of its ERISA Affiliates:

ARTICLE 3.16 (a) shall fail to be funded in accordance with the minimum funding standard required by applicable law, the terms of such Plan, Section 412 of the Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under applicable law, the terms of such Plan or Section 412 of the Code or Section 303 of ERISA; or

         (a) is being, or has been, terminated or the subject of termination proceedings under applicable law or the terms of such Plan; or

         (a) shall require a Consolidated Company to provide security under applicable law, the terms of such Plan, Section 401 or 412 of the Code or Section 306 or 307 of ERISA; or

         (a) results in a liability to a Consolidated Company under applicable law, the terms of such Plan, or Title IV of ERISA;

and there shall result from any such failure, waiver, termination or other event a liability to the PBGC or a Plan that could reasonably be expected to have a Materially Adverse Effect.

ARTICLE 1.1 MONEY JUDGMENT . A judgment or order for the payment of money in excess of $250,000 or otherwise having a Materially Adverse Effect shall be rendered against Borrower, any other Consolidated Company, or any other Credit Party and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of thirty (30) days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise).

ARTICLE 1.2

ARTICLE 1.3 OWNERSHIP OF CREDIT PARTIES AND PLEDGED ENTITIES. If Borrower shall at any time fail to own and control the required percentage of the voting stock of any Guarantor, either directly or indirectly through a wholly-owned Subsidiary of Borrower, as of the date that Person became or was required to become a Guarantor.

ARTICLE 1.4

ARTICLE 1.5 DEFAULT UNDER OTHER CREDIT DOCUMENTS. There shall exist or occur any "EVENT OF DEFAULT" as provided under the terms of any other Credit Document (after giving effect to any applicable grace period), or any Credit Document ceases to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of Borrower or any other Credit Party, or at any time it is or becomes unlawful for Borrower or any other Credit Party to perform or comply with its obligations under any Credit Document, or the obligations of Borrower or any other Credit Party under any Credit Document are not or cease to be legal, valid and binding on Borrower or any such Credit Party;

ARTICLE 1.6

ARTICLE 1.7 MANAGEMENT. If there is any change in management that results in a default under Section 10.1.11 of the CIT Financing Agreement.

ARTICLE 1.8

ARTICLE 1.9 ATTACHMENTS. An attachment or similar action shall be made on or taken against any of the assets of any Consolidated Company with an Asset Value exceeding $500,000 in aggregate and is not removed, suspended or enjoined within thirty days of the same being made or any suspension or injunction being lifted.

ARTICLE 1.10

ARTICLE 1.11 INDEBTEDNESS OF BORROWER. If any Consolidated Company without the prior written consent of the Agent and Required Lenders, incurs any Indebtedness whatsoever (other than Indebtedness permitted by Section 8.1) or declares any cash dividends on its Capital Stock or Preferred Stock.

ARTICLE 1.12

ARTICLE 1.13 DEFAULT UNDER SUBORDINATED DEBT . An event of default occurs and is continuing under any Subordinated Debt.

ARTICLE 1.14

ARTICLE 1.15 THIS SECTION IS NOT APPLICABLE.

ARTICLE 1.16

ARTICLE 1.17 DEFAULT UNDER CIT FINANCING . Borrower has defaulted under the CIT Financing Agreement, and said default has not been cured within any applicable notice or cure period.

ARTICLE 1.18 then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, subject to and in accordance with the terms of the CIT Subordination Agreement, the Agent may, and upon the written request of the Required Lenders, shall, by written notice to Borrower, take any or all of the following actions, without prejudice to the rights of the Agent, any Lender or the holder of any Note to enforce its claims against Borrower or any other Credit Party: (i) declare all Commitments terminated, whereupon the Commitments of each Lender shall terminate immediately and any fees due under this Agreement shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest on the Loans, and all other obligations owing hereunder, to be due and payable, whereupon the same shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower (iii) exercise such other remedies as are provided to the Lenders or the Agent under any other Credit Document; (iv) exercise such other rights as may be provided by applicable law; and (v) declare that all Obligations shall thereafter bear interest at the Default Rate; provided, that, if an Event of Default specified in Section 9.7 shall occur, the result which would occur upon the giving of written notice by the Agent to any Credit Party, as specified in clauses (i), (ii), (iii) or, (iv) or (v) above, shall occur automatically without the giving of any such notice.

ARTICLE 1.19

ARTICLE 2      THE AGENT

ARTICLE 1.1 APPOINTMENT OF AGENT. Each Lender hereby designates SunTrust, as Agent, to administer all matters concerning the Loans and to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such actions on its behalf under the provisions of this Agreement, the other Credit Documents, and all other instruments and agreements referred to herein or therein, and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees. The provisions of this Section 10.1 are solely for the benefit of the Agent, and Borrower and the other Consolidated Companies shall not have any rights as third party beneficiaries of any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligations towards or relationship of agency or trust with or for the Borrower and the other Consolidated Companies.

ARTICLE 1.2

ARTICLE 1.3 NATURE OF DUTIES OF AGENT. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. None of the Agent nor any of its respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be ministerial and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or the other Credit Documents except as expressly set forth herein.

ARTICLE 1.4

ARTICLE 1.5 LACK OF RELIANCE ON THE AGENT.

ARTICLE 1.6

         (a) Independently and without reliance upon the Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

         (a) The Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, the Notes, the Guaranty Agreements, or any other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes, the Guaranty Agreements, or the other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or the existence or possible existence of any Default or Event of Default; PROVIDED, HOWEVER, to the extent that the Agent has been advised that a Lender has not received any information formally delivered to the Agent pursuant to
                  Section 7.7, the Agent shall deliver or cause to be delivered such information to such Lender.

ARTICLE 1.1 CERTAIN RIGHTS OF THE AGENT. If the Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, the Agent shall be entitled to refrain from such act or taking such act, unless and until the Agent shall have received instructions from the Required Lenders; and the Agent shall not incur liability in any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

ARTICLE 1.2

ARTICLE 1.3 RELIANCE BY AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cable gram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Agent may consult with legal counsel (including counsel for any Credit Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

ARTICLE 1.4

ARTICLE 1.5 INDEMNIFICATION OF AGENT. To the extent the Agent is not reimbursed and indemnified by the Credit Parties, each Lender will reimburse and indemnify the Agent, ratably according to the respective amounts of the Loans outstanding under all Facilities (or if no amounts are outstanding, ratably in accordance with the Total Commitments), in either case, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement or the other Credit Documents; provided that no Lender shall be liable to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

ARTICLE 1.1 THE AGENT IN ITS INDIVIDUAL CAPACITY . With respect to its obligation to lend under this Agreement, the Loans made by it and the Notes issued to it, the Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "LENDERS", "REQUIRED LENDERS", "HOLDERS OF NOTES", or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Consolidated Companies or any affiliate of the Consolidated Companies as if it were not performing the duties specified herein, and may accept fees and other consideration from the Consolidated Companies for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

ARTICLE 1.2

ARTICLE 1.3 HOLDERS OF NOTES. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

ARTICLE 1.4

ARTICLE 1.5 SUCCESSOR AGENT.

ARTICLE 1.6

         (a) The Agent may resign at any time by giving written notice thereof to the Lenders and Borrower and may be removed at any time with or without cause by the Required Lenders; PROVIDED, HOWEVER, the Agent may not resign or be removed until a successor Agent has been appointed and shall have accepted such appointment. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent subject to Borrower's prior written approval. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent shall have no further duties or obligations whatsoever as Agent hereunder.

         (a) Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this ARTICLE X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

ARTICLE 1      MISCELLANEOUS

ARTICLE 1.1 NOTICES . All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address or applicable teletransmission number set forth on the signature pages hereof, or such other address or applicable teletransmission number as such party may hereafter specify by notice to the Agent and Borrower. Each such notice, request or other communication shall presumptively be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Agreement and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, or (iv) if given by any other means (including, without limitation, by air courier), when delivered or received at the address specified in this Agreement; provided that notices to the Agent shall not be deemed effective until received.

ARTICLE 1.1 AMENDMENTS, ETC . No amendment or waiver of any provision of this Agreement or the other Credit Documents, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders do any of the following: (i) waive any of the conditions specified in Sections 5.1 or 5.2 hereof, (ii) increase the Commitments or other contractual obligations to Borrower under this Agreement,
(iii) reduce the principal of, or interest on, the Notes or any fees hereunder,
(iv) postpone any date fixed for the payment in respect of principal of, or interest on, the Notes or any fees hereunder, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number or identity of Lenders which shall be required for the Lenders or any of them to take any action hereunder, (vi) release any Guarantor from its obligations under any Guaranty Agreement, (vii) modify the definition of "REQUIRED LENDERS," or (viii) modify this Section 11.2. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required hereinabove to take such action, affect the rights or duties of the Agent under this Agreement or under any other Credit Document.

ARTICLE 1.2

ARTICLE 1.3 NO WAIVER; REMEDIES CUMULATIVE . No failure or delay on the part of the Agent, any Lender or any holder of a Note in exercising any right or remedy hereunder or under any other Credit Document, and no course of dealing between any Credit Party and the Agent, any Lender or the holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Agent, any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party not required hereunder or under any other Credit Document in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent, the Lenders or the holder of any Note to any other or further action in any circumstances without notice or demand.

ARTICLE 1.4

ARTICLE 1.5 PAYMENT OF EXPENSES, ETC. Borrower shall:

ARTICLE 1.6

         (a) whether or not the transactions hereby contemplated are consummated, pay all reasonable, out-of-pocket costs and expenses (including travel costs and attorneys' fees) of the Agent and the Lenders in the administration (both before and after the execution hereof and including reasonable expenses actually incurred relating to advice of counsel as to the rights and duties of the Agent and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, preservation of rights under, enforcement of, and, after a Default or Event of Default, refinancing, renegotiation or restructuring of, this Agreement and the other Credit Documents and the documents and instruments referred to therein, and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Agent and the Lenders), and in the case of enforcement of this Agreement or any Credit Document after the occurrence and during the continuance of an Event of Default, all such reasonable, out-of-pocket costs and expenses (including, without limitation, the reasonable fees actually incurred and disbursements of counsel), for any of the Lenders;

         (a) subject, in the case of certain Taxes, to the applicable provisions of Section 4.7(b), pay and hold each of the Lenders harmless from and against any and all present and future stamp, documentary, intangible and other similar Taxes with respect to this Agreement, the Notes and any other Credit Documents, any collateral described therein, or any payments due thereunder, including interest and penalties and save each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission of Borrower to pay such Taxes, provided, HOWEVER, nothing contained in this subsection shall obligate the Borrower to pay any taxes based on the overall income of the Lenders; and

         (a) indemnify the Agent and each Lender, and their respective officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "INDEMNITEE") arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use of the proceeds of any of the Loans or any Credit Party's entering into and performing of the Agreement, the Notes, or the other Credit Documents, including, without limitation, the reasonable fees actually incurred and disbursements of counsel (including foreign counsel) incurred in connection with any such investigation, litigation or other proceeding; PROVIDED, HOWEVER, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct or the breach by the Indemnitee of its obligations under this Agreement;

         (a) without limiting the indemnities set forth in subsection (c) above, indemnify each Indemnitee for any and all expenses and costs (including without limitation, remedial, removal, response, abatement, cleanup, investigative, closure and monitoring costs), losses, claims (including claims for contribution or indemnity and including the cost of investigating or defending any claim and whether or not such claim is ultimately defeated, and whether such claim arose before, during or after any Credit Party's ownership, operation, possession or control of its business, property or facilities or before, on or after the date hereof, and including also any amounts paid incidental to any compromise or settlement by the Indemnitee or Indemnitees to the holders of any such claim), lawsuits, liabilities, obligations, actions, judgments, suits, disbursements, encumbrances, liens, damages (including without limitation damages for contamination or destruction of natural resources), penalties and fines of any kind or nature whatsoever (including without limitation in all cases the reasonable fees actually incurred, other charges and disbursements of counsel in connection therewith) incurred, suffered or sustained by that Indemnitee based upon, arising under or relating to Environmental Laws based on, arising out of or relating to in whole or in part, the existence or exercise of any rights or remedies by any Indemnitee under this Agreement, any other Credit Document or any related documents (but excluding those incurred, suffered or sustained by any Indemnitee as a result of any action taken by or on behalf of the Lenders with respect to Borrower or any Subsidiary of Borrower (or the assets thereof) owned or controlled by the Lender). The indemnity permitted in this clause (d) shall (i) not apply as to any Indemnity to any costs or expenses in connection with any condition, suspected condition, threatened condition or alleged condition which first arises and occurs after said Indemnitee Lender succeeds to the ownership of, takes possession of or operates the business or any property of the Borrower or any of its Subsidiaries, and (ii) in the case of cleanup, investigative, closure and monitoring costs concerning or relating to Hazardous Materials or any Environmental Laws shall only apply after an Event of Default has occurred and is continuing PROVIDED THAT the Credit Party is then undertaking and fulfilling all its obligations under this Agreement and Environmental Laws with respect to said cleanup, investigation, closure and monitoring.

         (a) If any claim for which an Indemnitee is entitled to indemnity is asserted against such Indemnitee by a third party, such Indemnitee shall promptly give Borrower notice thereof and give Borrower an opportunity to defend the same with counsel of Borrower's choice subject to the Agent's approval, which will not be unreasonably withheld, at Borrower's expense. All Indemnitees shall provide reasonable cooperation in connection with such defense. In the event that Borrower desires to compromise or settle any such claim, all Indemnitee shall have the right to consent to such settlement or compromise; provided, however, that if such compromise or settlement is for money damages only (paid by Borrower in full) and will include a full release and discharge of such Indemnitee, and such Indemnitee withholds its consent to such compromise or settlement, such Indemnitee and Borrower agree that (1) Borrower's liability shall be limited to the amount of the proposed settlement and Borrower shall thereupon be relieved of any further liability with respect to such claim, and (2) from and after such date, such Indemnitee will undertake all legal costs and expenses in connection with any such claim.

If and to the extent that the obligations of Borrower under this Section 11.4 are unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

ARTICLE 1.1 RIGHT OF SET-OFF . In addition to and not in limitation of all rights of off-set that any Lender or other holder of a Note may have under applicable law, each Lender or other holder of a Note shall, upon the occurrence and during the continuance of any Event of Default and whether or not such Lender or such holder has made any demand or any Credit Party's obligations are matured, have the right to appropriate and apply to the payment of any Credit Party's obligations hereunder and under the other Credit Documents, all deposits of any Credit Party (general or special, time or demand, provisional or final, other than escrow or trust accounts denoted as such) then or thereafter held by and other indebtedness or property then or thereafter owing by such Lender or other holder to any Credit Party, whether or not related to this Agreement or any transaction hereunder. Each Lender shall promptly notify Borrower of any off-set hereunder.

ARTICLE 1.2

ARTICLE 1.3 BENEFIT OF AGREEMENT.

ARTICLE 1.4

         (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, PROVIDED THAT Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

         (a) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender. A Lender may participate any of its Commitments to any of its Affiliates.

         (a) Each Lender may assign all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of any of its Commitments and the Loans at the time owing to it and the Notes held by it) at any time.

         (a) Any Lender or participant may, in connection with the assignment or participation or proposed assignment or participation, pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to Borrower or the other Consolidated Companies furnished to such Lender by or on behalf of Borrower or any other Consolidated Company. With respect to any disclosure of confidential, non-public, proprietary information, such proposed assignee or participant shall agree to use the information only for the purpose of making any necessary credit judgments with respect to this credit facility and not to use the information in any manner prohibited by any law, including without limitation, the securities laws of the United States. The proposed participant or assignee shall agree not to disclose any of such information except (i) to directors, employees, auditors or counsel to whom it is necessary to show such information, each of whom shall be informed of the confidential nature of the information, (ii) in any statement or testimony pursuant to a subpoena or order by any court, governmental body or other agency asserting jurisdiction over such entity, or as otherwise required by law (provided prior notice is given to Borrower and the Agent unless otherwise prohibited by the subpoena, order or law), and (iii) upon the request or demand of any regulatory agency or authority with proper jurisdiction. The proposed participant or assignee shall further agree to return all documents or other written material and copies thereof received from any Lender, the Agent or Borrower relating to such confidential information unless otherwise properly disposed of by such entity.

         (a) Any Lender may at any time assign all or any portion of its rights in this Agreement and the Notes issued to it to a Federal Reserve Bank; provided that no such assignment shall release the Lender from any of its obligations hereunder.

         (a) If (i) any Taxes referred to in Section 4.7(b) hereof have been levied or imposed so as to require withholdings or deductions by Borrower and payment by Borrower of additional amounts to any Lender as a result thereof, (ii) any Lender shall make demand for payment of any material additional amounts as compensation for increased costs pursuant to
                  Section 4.10 hereof or for its reduced rate of return pursuant to Section 4.16 hereof, or (iii) any Lender shall decline to consent to a modification or waiver of the terms of this Agreement or the other Credit Documents requested by Borrower, then and in such event, upon request from Borrower delivered to such Lender and the Agent, such Lender shall assign, in accordance with the provisions of Section 11.6(c) hereof, all of its rights and obligations under this Agreement and the other Credit Documents to another Lender or an Eligible Assignee selected by Borrower, in consideration for the payment by such assignee to the Lender of the principal of, and interest on, the outstanding Loans accrued to the date of such assignment, and the assumption of such Lender's Total Commitment hereunder, together with any and all other amounts owing to such Lender under any provisions of this Agreement or the other Credit Documents accrued to the date of such assignment.

ARTICLE 1.1 GOVERNING LAW; SUBMISSION TO JURISDICTION .

ARTICLE 1.2

         (A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF FLORIDA.

         (A) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE CIRCUIT COURT OF ORANGE COUNTY, FLORIDA, OR ANY OTHER COURT OF THE STATE OF FLORIDA OR OF THE UNITED STATES OF AMERICA FOR THE MIDDLE DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND, TO THE EXTENT PERMITTED BY LAW, BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

         (A) BORROWER HEREBY IRREVOCABLY DESIGNATES THE PRESIDENT OF THE BORROWER, AS SO DESIGNATED FROM TIME TO TIME, AT THE ADDRESS SET FORTH ON THE BORROWER'S SIGNATURE PAGE TO THIS AGREEMENT AS ITS DESIGNEE, APPOINTEE AND LOCAL AGENT TO RECEIVE, FOR AND ON BEHALF OF BORROWER, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTES OR ANY DOCUMENT RELATED THERETO. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH LOCAL AGENT WILL BE PROMPTLY

                  FORWARDED BY SUCH LOCAL AGENT AND BY THE SERVER OF SUCH PROCESS BY MAIL TO BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, BUT, TO THE EXTENT PERMITTED BY LAW, THE FAILURE OF BORROWER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

         (a) Nothing herein shall affect the right of the Agent, any Lender, any holder of a Note or any Credit Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

ARTICLE 1.1 INDEPENDENT NATURE OF LENDERS' RIGHTS . The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights pursuant to this Agreement and its Notes, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

ARTICLE 1.2

ARTICLE 1.3 COLLATERAL TO BENEFIT ALL LENDERS . The security interest in the Collateral has been granted to the Agent, for the benefit of all the Lenders, to the extent of each Lender's Commitment.

ARTICLE 1.4

ARTICLE 1.5 COUNTERPARTS . This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

ARTICLE 1.6

ARTICLE 1.7 EFFECTIVENESS; SURVIVAL .

ARTICLE 1.8

         (a) This Agreement shall become effective on the date (the "EFFECTIVE DATE") on which all of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Agent pursuant to Section 11.1 or, in the case of the Lenders, shall have given to the Agent written or telex notice (actually received) that the same has been signed and mailed to them.

         (a) The obligations of Borrower under Sections 4.7(b), 4.10, 4.12, 4.13, and 4.16 above hereof shall survive for ninety days after the payment in full of the Notes after the Maturity Date. PROVIDED, HOWEVER, in regard to documentary stamp taxes and intangible taxes, if any, obligations for reimbursement of those amounts shall continue for the applicable statute of limitations. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement, the other Credit Documents, and such other agreements and documents, the making of the Loans hereunder, and the execution and delivery of the Notes.

ARTICLE 1.1 SEVERABILITY . In case any provision in or obligation under this Agreement or the other Credit Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

ARTICLE 1.2

ARTICLE 1.3 INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

ARTICLE 1.4

ARTICLE 1.5 CHANGE IN ACCOUNTING PRINCIPLES, FISCAL YEAR OR TAX LAWS . If (i) any preparation of the financial statements referred to in Section 7.7 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accounts (or successors thereto or agencies with similar functions) result in a material change in the method of calculation of financial covenants, standards or terms found in this Agreement,
(ii) there is any change in Borrower's fiscal quarter or fiscal year, or (iii) there is a material change in federal tax laws which materially affects any of the Consolidated Companies' ability to comply with the financial covenants, standards or terms found in this Agreement, Borrower and the Required Lenders agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating any of the Consolidated Companies' financial condition shall be the same after such changes as if such changes had not been made. Unless and until such provisions have been so amended, the provisions of this Agreement shall govern.

ARTICLE 1.6

ARTICLE 1.7 HEADINGS DESCRIPTIVE; ENTIRE AGREEMENT . The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

ARTICLE 1.8

ARTICLE 1.9 TIME IS OF THE ESSENCE . Time is of the essence in interpreting and performing this Agreement and all other Credit Documents.

ARTICLE 1.10

ARTICLE 1.11 USURY . It is the intent of the parties hereto not to violate any federal or state law, rule or regulation pertaining either to usury or to the contracting for or charging or collecting of interest, and Borrower and Lenders agree that, should any provision of this Agreement or of the Notes, or any act performed hereunder or thereunder, violate any such law, rule or regulation, then the excess of interest contracted for or charged or collected over the maximum lawful rate of interest shall be applied to the outstanding principal indebtedness due to Lenders by Borrower under this Agreement.

ARTICLE 1.12

ARTICLE 1.13 CONSTRUCTION . Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party who itself or through its agents prepared the same, it being agreed that Borrower, Agent, Lenders and their respective agents have participated in the preparation hereof. The "promise to pay" the Term Loans as evidenced solely by the Term Notes and not by this Agreement or any other Credit Document.

ARTICLE 1.1 MISCELLANEOUS MATTERS REGARDING EXTENSION/RESTRUCTURING. In regard to the extension and restructuring set forth in this Agreement, and as a condition for the Lenders agreeing to same, the parties agree to the following provisions:

ARTICLE 1.2

         (a) AMOUNTS DUE/NO DEFENSES OR SET OFFS. By the execution hereof, the Borrower hereby agrees as follows:

                  (i) AMOUNTS DUE ON LOANS. That there is currently due and owing on the Loans as of the date hereof the following principal amounts:

                           Term Loan                           $2,000,000

                  Interest is due on said Loans at the rate and on the terms set forth in this Agreement.

                  (i) AMOUNTS ABSOLUTELY DUE. That the amounts set forth in clause (i) hereof are absolutely and unconditionally due and owing to the Lenders pursuant to the Credit Documents, and are not subject to any claim, counter-claim, or other right of offset.

                  (i) VALIDITY OF CREDIT DOCUMENTS. That each and all of the Credit Documents, and the rights and remedies granted to the Lenders thereunder, are fully binding upon and enforceable against the Borrower in accordance with their respective terms.

                  (i) WAIVER OF ANY DEFENSES. That it is not now entitled to any claim, counterclaim, defense, affirmative defense or other right of set-off whatsoever against the Lenders or its successors and assigns, with regard to the payment of any or all of the amounts described in clause (i) hereof or the enforcement of any of the rights and remedies of the Lenders under any of the Credit Documents, and the Borrower does hereby release, waive and surrender any and all claims, counterclaims, defenses, affirmative defenses and other rights of set-off whatsoever, relating to acts, events, conduct or other matters whatsoever occurring at or prior to the execution and delivery of this Agreement, that any of such persons or entities might otherwise have been entitled to assert or allege against the Lenders for any reason, including but not limited to, any matter related to, connected with, arising out of or regarding the payment of such amounts to the Lenders, or the enforcement of the provisions of any of the Credit Documents.

         (a) RELIEF FROM STAY. The Lenders are entering into this Agreement with the express understanding that the Borrower will not hereinafter voluntarily file and seek the entry of an order for relief in any case under the Bankruptcy Code of 1978, as amended (hereinafter referred to as the "BANKRUPTCY CODE"), or consent to the entry of an order for relief in any involuntary case under the Bankruptcy Code. In the event that the Borrower does file a voluntary case or does consent to any such involuntary case under the Bankruptcy Code, the Borrower agrees that Lenders's security or other interest in any Collateral will not be adequately protected and that Lenders, upon request, shall be entitled to immediate EX PARTE relief from the automatic stay under Section 362(d)(1) of the Bankruptcy Code and that it shall not object to or in any other manner seek to forestall the grant of such relief to Lenders.

The provisions set forth in this Section 11.19 are a material inducement for the Lenders' willingness to enter into this Agreement; but for the agreement of the Borrower to the provisions contained in this Section 11.19, the Lenders would not have been willing to execute this Agreement and the Lenders would have undertaken to proceed with the collection of the Loan and the enforcement of its rights and remedies under the Credit Documents free of the conditions and restrictions set forth herein.

ARTICLE 1.1 COMPLETE AGREEMENT . This Agreement, along with each and every other Credit Document, collectively constitutes the complete agreement between the Borrower, the Lenders and the Agent as to the matters set forth herein, and incorporate all prior discussions, representations and other agreements.

ARTICLE 1.2

ARTICLE 1.3 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

ARTICLE 1.4

                               [SIGNATURE PAGE TO
                    AMENDED AND RESTATED TERM LOAN AGREEMENT
                     BETWEEN SUNTRUST BANK, CENTRAL FLORIDA,
                         NATIONAL ASSOCIATION, AS AGENT,
                           AND SERENGETI EYEWEAR, INC.


                                                    BORROWER:

                                                    SERENGETI EYEWEAR, INC.




Address For Notices:
       By:____________________________
          William L. McMahon,
            Vice President and Chief Financial Officer
8125 25th Court East
Sarasota, Florida
Attention:  Stephen Nevitt

Telephone No.: (941) 359-3599
Telecopy No.: (941) 359-3598


In the case of Notices to the Borrower, copies shall be sent to:

COOPERMAN LEVITT WINIKOFF LESTER
  & NEWMAN, P.C.
800 Third Avenue
New York, New York 10022

Attention:    Robert Winikoff, Esquire

Telephone No.: (212) 688-7000
Telecopy No.: (212) 755-2839

         SIGNATURE PAGE TO
                    AMENDED AND RESTATED TERM LOAN AGREEMENT
                     BETWEEN SUNTRUST BANK, CENTRAL FLORIDA,
                         NATIONAL ASSOCIATION, AS AGENT,
                           AND SERENGETI EYEWEAR, INC.


Address for Notices:                            SUNTRUST BANK, CENTRAL FLORIDA,
                                                  NATIONAL ASSOCIATION,
                                                  Individually and as Agent
200 South Orange Avenue
6th Floor, SOAB
Post Office Box 3833                            By: ___________________________
Orlando, Florida  32897                             Lawrence L. Perry,
                                                    First Vice President

Attention: Lawrence L. Perry,
             First Vice President

Telephone No.: (407) 237-4857
Telecopy No.: (407) 237-4076



-------------------------------------------------------------------

Term Loan Commitment:                       $1,142,856

Pro Rata Share of Term Loan Commitment:     57.1428%

         SIGNATURE PAGE TO
                    AMENDED AND RESTATED TERM LOAN AGREEMENT
                     BETWEEN SUNTRUST BANK, CENTRAL FLORIDA,
                         NATIONAL ASSOCIATION, AS AGENT,
                           AND SERENGETI EYEWEAR, INC.



Address for Notices:                    BANK AUSTRIA CREDITANSTALT
                                          CORPORATE FINANCE, INC.

Two Ravinia Drive
Suite 1680
Atlanta, Georgia  30346
                                        By: ____________________________
Attention:  Francine J. Wanalista           Title:

Telephone No.: (770) 390-1850
Telecopy No.: (770) 390-1851            By: ____________________________
                                            Title:


Lending Office:

Creditanstalt-Bankversin
Two Greenwich Plaza
Greenwich, Connecticut  06830-6353


-------------------------------------------------------------------

Term Loan Commitment:                                $857,144

Pro Rata Share of Term Loan Commitment:              42.8572%

                             SERENGETI EYEWEAR, INC.

                                   EXHIBIT 10

                         MATERIAL CONTRACTS (CONTINUED)

                               FINANCING AGREEMENT




                       THE CIT GROUP/BUSINESS CREDIT, INC.



                                       AND



                             SERENGETI EYEWEAR, INC.



                            DATED: September 9, 1999

                                TABLE OF CONTENTS



                                                                                       PAGE
                                                                                       ----
SECTION 1.        DEFINITIONS                                                           -1-

SECTION 2.        CONDITIONS PRECEDENT                                                  -8-

                  2.1.     LIEN SEARCHES                                                -8-

                  2.2.     CASUALTY INSURANCE                                           -8-

                  2.3.     UCC FILINGS                                                  -8-

                  2.4.     GUARANTIES                                                   -9-

                  2.5.     OPINIONS                                                     -9-

                  2.6.     PLEDGE AGREEMENT                                             -9-

                  2.7.     ADDITIONAL DOCUMENTS                                         -9-

                  2.8.     SUBORDINATION AGREEMENT                                      -9-

                  2.9.     BOARD RESOLUTION                                             -9-

                  2.10.    CORPORATE ORGANIZATION                                       -10-

                  2.11.    OFFICER'S CERTIFICATE                                        -10-

                  2.12.    ABSENCE OF DEFAULT                                           -10-

                  2.13.    APPRAISALS                                                   -10-

                  2.14.    LEGAL RESTRAINTS/LITIGATION                                  -10-

                  2.15.    DISBURSEMENT AUTHORIZATION                                   -10-

                  2.16.    EXAMINATION, VERIFICATION AND EXCESS AVAILABILITY            -10-

                  2.17.    CASH BUDGET PROJECTIONS                                      -11-

                  2.18.    COLLECTION ACCOUNTS                                          -11-

                  2.19.    EXISTING REVOLVING CREDIT AGREEMENT                          -11-

                  2.20.    AGENT COMMITMENT LETTER                                      -11-


SECTION 3.        REVOLVING LOANS                                                       -12-

SECTION 4.        TERM LOAN                                                             -15-

SECTION 5.        MANNER OF BORROWING REVOLVING LOANS                                   -15-

SECTION 6.        COLLATERAL                                                            -17-

SECTION 7.        REPRESENTATIONS, WARRANTIES AND COVENANTS                             -20-

SECTION 8.        INTEREST, FEES AND EXPENSES                                           -28-



SECTION 9.        POWERS                                                                -29-

SECTION 10.       EVENTS OF DEFAULT AND REMEDIES                                        -30-

SECTION 11.       TERMINATION                                                           -33-

SECTION 12.       MISCELLANEOUS                                                         -33-

SECTION 13.       AGREEMENT BETWEEN THE LENDERS                                         -35-

SECTION 14.       AGENCY                                                                -38-


                               FINANCING AGREEMENT


         THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, (hereinafter "CITBC") with offices located at 1200 Ashwood Parkway, Suite 150, Atlanta, Georgia 30338 (CITBC and any other party hereafter becoming a Lender hereunder pursuant to Section 13.9 hereof each individually sometimes referred to as a "Lender" and collectively the "Lenders") and CITBC as Agent for the Lenders (hereinafter the "Agent") are pleased to confirm the terms and conditions under which the Lenders acting through the Agent shall make revolving loans, a term loan and other financial accommodations to SERENGETI EYEWEAR, INC., (herein the "Company"), a New York corporation with a principal place of business at 8125 25th Court East, Sarasota, Florida 34243.

SECTION 1.        DEFINITIONS.

         ACCOUNTS shall mean all of the Company's now existing and future: (a) accounts (as defined in the U.C.C.) and any and all other receivables (whether or not specifically listed on schedules furnished to the Agent), including, without limitation, all accounts created by or arising from all of their sales of goods or rendition of services to their customers, and all accounts arising from sales or rendition of services made under any of their trade names or styles, or through any of their divisions; (b) any and all instruments (as defined in the U.C.C.), documents (as defined in the U.C.C.), contract rights (as defined in the U.C.C.) and chattel paper (as defined in the U.C.C.); (c) unpaid seller's rights (including rescission, replevin, reclamation and stoppage in transit) relating to the foregoing or arising therefrom; (d) rights to any goods represented by any of the foregoing, including rights to returned or repossessed goods; (e) reserves and credit balances arising hereunder; (f) guarantees or collateral for any of the foregoing; (g) insurance policies or rights relating to any of the foregoing; and (h) cash and non-cash proceeds of any and all the foregoing.

         AGENT COMMITMENT LETTER shall have the mean the commitment letter dated May 17, 1999 issued by the Agent to, and accepted by, the Company.

         AGREEMENT shall mean this Financing Agreement, as amended and modified from time to time.

         ANNIVERSARY DATE shall mean the date occurring two (2) years from the date hereof and the same date in every year thereafter.

         ASSIGNMENT AND TRANSFER AGREEMENT shall mean the Assignment and Transfer Agreement in the form of EXHIBIT C hereto.

         AVAILABILITY shall mean, as to the Company, at any date of determination the excess of (a) the sum of (i) 85% of the Eligible Domestic Accounts Receivable of the Company and (ii) the lesser of (A) $2,000,000 or (B) 75% of the Eligible Foreign Accounts Receivable of the Company and (iii) the lesser of (A) $10,000,000 or (B) the sum of (I) 80% of the Eligible Premium Inventory of the Company and (II) 50% of the Eligible Non-Premium Inventory of the Company, OVER (b) the sum of (i) the outstanding aggregate amount of all Revolving Loan as of any such date and (ii) the amount of the Availability Reserve.

         AVAILABILITY RESERVE shall mean, as to the Company, the sum of three
(3) months rental payments on all of its leased premises for which it has not delivered to the Agent a landlord's waiver (in form and substance reasonably satisfactory to the Agent), provided that such amount shall be adjusted from time to time hereafter upon (a) delivery to the Agent of any such acceptable waiver, (b) the opening or closing of a Collateral location and/or (c) any material change in rental payments.

         BUSINESS DAY shall mean any day that the Agent is open for business in New York, New York, which is not (a) a Saturday, Sunday or legal holiday in the state of New York or (b) a day on which banking institution chartered by the state of New York or the United States are legally required to close.

         CAPITAL EXPENDITURES for any period shall mean the aggregate of all expenditures of the Company during such period that in conformity with GAAP are required to be included in or reflected by the property, plant or equipment or similar fixed asset account reflected in the balance sheet of the Company, including the principal portion of all lease obligations required to be capitalized under GAAP.

         CAPITAL IMPROVEMENTS shall mean operating Equipment and facilities (other than land) acquired or installed for use in the Company's business operations.

         CAPITAL LEASE shall mean any lease of property (whether real, personal or mixed) which, in conformity with GAAP, is accounted for as a capital lease or a Capital Expenditure on the balance sheet of the Company.

         CHASE BANK RATE shall mean the rate of interest per annum announced by Chase Manhattan Bank from time to time as its prime rate in effect at its principal office in the City of New York. Such prime rate is not intended to be the lowest rate of interest charged by Chase Manhattan Bank to its borrowers.

         CITBC shall have the meaning specified in the preamble to this Agreement.

         CLOSING DATE shall mean the date on or after the date hereof upon which the Agent in behalf of the Lenders makes the initial extension of credit hereunder whether in the form of Revolving Loans or the Term Loan.

         COLLATERAL shall mean all present and future Accounts, Equipment, Inventory, Documents of Title, General Intangibles and Other Collateral of the Company.

         COLLATERAL MANAGEMENT FEE shall mean the amount of $12,000.00, which shall be paid to the Agent in accordance with Section 8.8 hereof to offset the expenses and costs of the Agent in connection with record keeping, periodic examinations, analyzing and evaluating the Collateral.

         CONSOLIDATED BALANCE SHEET shall mean a consolidated balance sheet for the Company and its consolidated subsidiaries eliminating all inter-company transactions and prepared in accordance with GAAP.

         CONSOLIDATING BALANCE SHEET shall mean a Consolidated Balance Sheet plus individual balance sheets for the Company and its subsidiaries showing all eliminations of inter-company transactions and prepared in accordance with GAAP and including a balance sheet for the Company exclusively.

         CURRENT ASSETS shall mean those assets which in accordance with GAAP are classified as current.

         CURRENT LIABILITIES shall mean those liabilities which in accordance with GAAP, are classified as "current", provided, however, that notwithstanding GAAP, the Revolving Loans and the current portion of Permitted Indebtedness shall be considered "current liabilities".

         CUSTOMARILY PERMITTED LIENS shall mean:

         (a) liens of local or state authorities for franchise or other like taxes provided the aggregate amounts of such liens shall not exceed $50,000 in the aggregate for the Company at any one time;

         (b) statutory liens of landlords and liens of carriers, warehousemen, mechanics, materialmen, including, without limitation, statutory liens of contract manufacturers in Inventory held by such entities for manufacture or assemblage charges, and other like liens imposed by law, created in the ordinary course of business and for amounts not yet due after giving effect to any applicable period of grace (or which are being contested in good faith by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such liens) and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

         (c) deposits made (and the liens thereon) in the ordinary course of business (including, without limitation, security deposits for leases, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, contracts (other than for the repayment or guarantee of borrowed money or purchase money obligations), statutory obligations and other similar obligations arising as a result of progress payments under government contracts; and

         (d) easements (including, without limitation, reciprocal easement agreements and utility agreements), encroachments, minor defects or irregularities in title, variation and other restrictions, charges or encumbrances (whether or not recorded) affecting any real property of the Company and which in the aggregate do no materially interfere with the occupation, use or enjoyment by the Company in their business of the property so encumbered.

         DEFAULT shall mean any event specified in Section 10 hereof, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, event or act, has been satisfied.

         DEFAULT RATE OF INTEREST shall mean a rate of interest per annum equal to the sum of: (a) 2% plus (b) the applicable contract rate of interest based upon the applicable increment over the Chase Bank Rate as determined under
Section 8 hereof, which the Agent in behalf of the Lenders shall be entitled to charge the Company on all Obligations due the Agent on behalf of the Lenders by the Company to the extent provided in Section 10.2 of this Agreement.

         DEPOSITORY ACCOUNTS shall have the meaning specified in Section 3.4 hereof.

         DOCUMENTS OF TITLE shall mean all present and future documents (as defined in the U.C.C.) including, without limitation all warehouse receipts, bills of lading, shipping documents, chattel paper, instruments and similar documents, all whether negotiable or not and all goods and Inventory relating thereto and all cash and non-cash proceeds of the foregoing.

         EARLY TERMINATION DATE shall mean the date on which the Company terminate this Agreement or the Line of Credit which date is prior to an Anniversary Date.

         EARLY TERMINATION FEE shall mean the fee the Company shall pay to the Agent on behalf of the Lenders in the event the Company terminates the Line of Credit or this Agreement on a date prior to an Anniversary Date, which fee shall be in the amount of 2% of the amount of the Line of Credit as of the date of any such termination if the Line of Credit or this Agreement is terminated during the first year after the Closing Date (September 8, 1999 through September 9,
2000), and 1% of the amount of the Line of Credit as of the date of any such termination if the Line of Credit or this Agreement is terminated during the second year after the Closing Date (September 8, 2000 through September 9,
2001).

         EBIT shall mean, in any period, all earnings before all interest and tax obligations for said period, determined in accordance with GAAP but excluding the effect of extraordinary and/or non-reoccurring gains or losses for such period..

         EBITDA shall mean, in any period, all earnings before all (a) interest and tax obligations, (b) depreciation, and (c) amortization for said period, all determined in accordance with GAAP on a basis consistent with the latest audited financial statements of the Company but excluding the effect of extraordinary and/or non-reoccuring gains or losses for such period.

         ELIGIBLE DOMESTIC ACCOUNTS RECEIVABLE shall mean the gross amount of the Company's Trade Accounts Receivable that are subject to a valid, first priority and fully perfected security interest in favor of the Agent in behalf of the Lenders and which conform to the warranties contained herein and at all times continue to be acceptable to the Agent in the exercise of its reasonable business judgment, less, without duplication, the sum of (a) any returns, discounts, claims, credits and allowances of any nature (whether issued, owing, granted or outstanding) and (b) reserves for: (i) sales to the United States of America or to any agency, department or division thereof; (ii) foreign sales other than sales (x) secured by stand-by letters of credit (in form and substance satisfactory to the Agent) issued or confirmed by, and payable at, banks having a place of business in the United States of America and payable in United States currency, or (y) to customers residing in Canada provided such sales otherwise comply with all of the other criteria for eligibility hereunder, are payable in United States currency and such sales do not exceed 10% of the aggregate amount of Eligible Domestic Accounts Receivable at any date of determination; (iii) (x) Accounts that remain unpaid on the sooner of 60 days from due date or 120 days from invoice date; (iv) contras; (v) sales to any subsidiary or to any company affiliated with the Company in any way; (vi) bill and hold (deferred shipment) or consignment sales; (vii) sales to any customer which is (a) insolvent, (b) the debtor in any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any federal or state law, (c) negotiating, or has called a meeting of its creditors for purposes of negotiating, a compromise of its debts or (d) financially unacceptable to the Agent or has a credit rating unacceptable to the Agent;
(viii) all sales to any customer if 50% or more of the aggregate dollar amount of all outstanding invoices of such customer are unpaid more than 60 days from due date or 120 days from invoice date; (ix) the amount by which sales to either Wal-Mart Stores, Inc. or The Sunglass Hut ,Inc. exceed 25% of the net amount of all Accounts or the amount by which sales to any other customer exceeds 10% of the net amount of all Accounts; (x) any other reasons deemed necessary by the Agent in its reasonable business judgment and which are customary either in the commercial finance industry or in the lending practices of the Agent or any Lender; and (x) an amount representing, historically, returns, discounts, claims, credits and allowances.

         ELIGIBLE FOREIGN ACCOUNTS RECEIVABLE shall mean the gross amount of the Company's Trade Accounts receivable that (a) would constitute Eligible Domestic Accounts Receivable but for the fact that they do not satisfy the requirements for foreign sales under clause (ii)of such definition and (b) the payment of which is insured by Continental Insurance Group or other insurers acceptable to as Agent under policies which have been assigned to Agent for the benefit of the Lenders, in form acceptable to Agent.

         ELIGIBLE NON-PREMIUM INVENTORY shall mean, as to the Company, the gross amount of the Company's Inventory comprised of first quality sunglasses bearing tradenames other than those set forth in the definition of Eligible Premium Inventory that is subject to a valid, first priority and fully perfected security interest in favor of the Agent in behalf of the Lenders and which conform to the warranties contained herein and which at all times continue to be acceptable to the Agent in the exercise of its reasonable business judgment less any work-in-process, supplies (other than raw material), goods not present in the United States of America, goods returned or rejected by its customers other than goods that are undamaged and resaleable in the normal course of business, goods to be returned to its suppliers, goods in transit to third parties (other than its agents or warehouses), Inventory in possession of a warehouseman, bailee or other third party unless such warehouseman, bailee or third party has executed a notice of security interest agreement (in form and substance satisfactory to the Agent) and the Agent has taken all other action required to perfect its security interest in such Inventory, and less any reserves required by the Agent in its reasonable discretion for special order goods, market value declines and bill and hold (deferred shipment) or consignment sales.

         ELIGIBLE PREMIUM INVENTORY shall mean, as to the Company, the gross amount of the Company's Inventory comprised of (i) first quality sunglasses bearing the Serengeti, Drivers, Kinetix and H20ptix tradenames and (ii) first quality prescription lenses identified to Agent in writing by specific SKU's, in all such cases subject to a valid, first priority and fully perfected security interest in favor of the Agent in behalf of the Lenders and which conform to the warranties contained herein and which at all times continue to be acceptable to the Agent in the exercise of its reasonable business judgment less any work-in-process, supplies (other than raw material), goods not present in the United States of America, goods returned or rejected by its customers other than goods that are undamaged and resaleable in the normal course of business, goods to be returned to its suppliers, goods in transit to third parties (other than its agents or warehouses), Inventory in possession of a warehouseman, bailee or other third party unless such warehouseman, bailee or third party has executed a notice of security interest agreement (in form and substance satisfactory to the Agent) and the Agent has taken all other action required to perfect its security interest in such Inventory, and less any reserves required by the Agent in its reasonable discretion for special order goods, market value declines and bill and hold (deferred shipment) or consignment sales.

         EQUIPMENT shall mean all present and hereafter acquired equipment (as defined in the U.C.C.) including, without limitation, all machinery, equipment, furnishings and fixtures, and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto and all proceeds of whatever sort.

         ERISA shall mean the Employee Retirement Income Security Act or 1974, as amended from time to time and the rules and regulations promulgated thereunder from time to time.

         EVENT(S) OF DEFAULT shall have the meaning provided for in Section 10.1 of this

Agreement.

         EXECUTIVE OFFICERS shall mean the Chairman, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, any Executive Vice President, any Senior Vice President, Treasurer, Controller and Secretary of the Company.

         FISCAL QUARTER shall mean each three (3) month period ending on March 31, June 30, September 30, and December 31 of each year.

         FISCAL YEAR shall mean each twelve (12) month period commencing on first day of January each year and ending on the following December 31 of such year.

         FIXED CHARGE COVERAGE RATIO shall mean, for the relevant period, the ratio determined by dividing (a) EBITDA minus unfunded Capital Expenditures, by
(b) the sum of (i) Interest Expense, (ii) the amount of principal repaid or scheduled to be repaid on the Term Loan and Subordinated Debt, (iii) Mandatory Prepayments made to Agent for the ratable benefit of Lenders pursuant to Section
4.6 of this Agreement and (iv) all cash dividends or distributions, to the extent permitted by this Agreement.

         GAAP shall mean generally accepted accounting principles in the United States of America as in effect from time to time and for the period as to which such accounting principles are to apply.

         GENERAL INTANGIBLES shall have the meaning set forth in the U.C.C. and shall include, without limitation, all present and future right, title and interest in and to all tradenames, Trademarks (together with the goodwill associated therewith), Patents, licenses, customer lists, distribution agreements, supply agreements, indemnification rights and tax refunds, together with all monies and claims for monies now or hereafter due and payable in connection with any of the foregoing or otherwise, and all cash and non-cash proceeds thereof.

         GUARANTORS shall mean SolarTechnics (HK) Limited, a Hong Kong corporation, and each other Person who guarantees payment or performance of the whole or any part of the Obligations.

         INDEBTEDNESS shall mean, without duplication, all liabilities, contingent or otherwise, which are any of the following: (a) obligations in respect of money (borrowed or otherwise) or for the deferred purchase price of property, services or assets, other than Inventory, or (b) lease obligations which, in accordance with GAAP, have been, or which should be capitalized.

         INTEREST EXPENSE shall mean total interest obligations (paid or accrued) of the Company, determined in accordance with GAAP on a basis consistent with the latest audited statements of the Company.

         INVENTORY shall mean all of the Company's present and hereafter acquired inventory (as defined in the U.C.C. including, without limitation all merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same; in all stages of production- from raw materials through work-in-process to finished goods - and all proceeds thereof of whatever sort.

         INVENTORY LOAN CAP shall mean $10,000,000.00.

         LEVERAGE RATIO shall mean, for the relevant period, the ratio determined by dividing Total Liabilities by EBITDA.

         LINE OF CREDIT shall mean the commitment of the Lenders to make Revolving Loans pursuant to Section 3 of this Agreement in the aggregate amount not to exceed at any date $12,000,000.

         LINE OF CREDIT FEE shall mean the fee due the Agent for the benefit of the Lenders at the end of each month for the Line of Credit and shall be determined by multiplying the difference between the Line of Credit, and the average daily balance of Revolving Loans of the Company for said month by .5% per annum for the number of days in said month.

         LOAN FACILITY FEE shall mean the fee payable to the Agent for the benefit of the Lenders in accordance with, and pursuant to, the provisions of
Section 8.7 of this Agreement.

         MANDATORY PREPAYMENT shall mean the amount by which the Company must prepay the Term Loan on or before the 90th day after the end of each Fiscal Year, which amount shall be determined as set forth in Section 4.6 of this Agreement.

         NET WORTH shall mean assets in excess of liabilities, and shall be determined in accordance with GAAP, on a consistent basis with the latest audited statements.

         OBLIGATIONS shall mean all loans and advances made or to be made by the Agent or any Lender to the Company or to others for the Company's account (including, without limitation, all Revolving Loans and the Term Loan); any and all indebtedness and obligations which may at any time be owing by the Company to the Agent or any Lender howsoever arising, whether now in existence or incurred by the Company from time to time hereafter; whether secured by pledge, lien upon or security interest in any of the Company's assets or property or the assets or property of any other person, firm, entity or corporation; whether such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect and whether the Company is liable to the Agent or any Lender for such indebtedness as principal, surety, endorser, guarantor or otherwise. Obligations shall also include indebtedness owing to the Agent or any Lender by the Company under this Agreement or under any other agreement or arrangement now or hereafter entered into between the Company and the Agent or any Lender; indebtedness or obligations incurred by, or imposed on, the Agent or any Lender as a result of environmental claims (other than as a result of actions of the Agent or any Lender) arising out of the Company's operation, premises or waste disposal practices or sites; the Company's liability to the Agent or any Lender as maker or endorser on any promissory note or other instrument for the payment of money; the Company's liability to the Agent or any Lender under any instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking which the Agent or any Lender may make or issue to others for the Company's account, including any accommodation extended with respect to applications for letters of credit, the Agent's (in behalf of the Lenders) acceptance of drafts or the Agent's (in behalf of the Lenders) endorsement of notes or other instruments for the Company's account and benefit.

         OPERATING LEASES shall mean all leases of property (whether real, personal or mixed) other than Capital Leases.

         OTHER COLLATERAL shall mean all now owned and hereafter acquired deposits accounts maintained with any bank or financial institutions; all cash and other monies and property in the possession or control of the Agent or any Lender; all books, records, ledger cards, disks and related data processing software at any time evidencing or containing information relating to any of the Collateral described herein or otherwise necessary or helpful in the collection thereof or realization thereon, and all cash and non-cash proceeds of the foregoing.

         OUT-OF-POCKET EXPENSES shall mean all of the Agent's or any Lender' present and future expenses incurred relative to this Agreement, whether incurred heretofore or hereafter, which expenses shall include, without being limited to, all reasonable legal, accounting, appraisal fees and expenses incurred by the Agent or any Lender, the cost of record searches, all costs and expenses incurred by the Agent or any Lender in opening bank accounts, depositing checks, receiving and transferring funds, and any charges imposed on the Agent or any Lender due to "insufficient funds" of deposited checks and the Agent's or any Lender's standard fee relating thereto, and any amounts paid by the Agent or any Lender, incurred by or charged to the Agent or any Lender to any bank issuing a letter of credit for the benefit of the Company, or any sums paid by Lender under any guaranty given by Lender of the Company's reimbursement obligations to such issuing bank or other like document which pertains either directly or indirectly to any such letters of credit, and reasonable local counsel fees and their out-of-pocket expenses and all expenses, costs and fees incurred by Agent or any Lender as set forth in Section 10.3 of this Agreement.

         PATENTS shall mean all present and hereafter acquired patents and/or patent rights of the Company and all cash and non-cash proceeds thereof.

         PERMITTED ENCUMBRANCES shall mean: (a) liens existing on the date hereof on specific items of Equipment and listed on Schedule 1 hereto and other liens expressly permitted, or consented to, by the Agent; (b) Purchase Money Liens; (c) Customarily Permitted Liens; (d) liens granted to the Agent by the Company; (e) liens of judgment creditors provided such liens do not exceed, in the aggregate for the Company, at any time, $50,000, unless such liens are bonded or insured to the reasonable satisfaction of the Agent or being diligently contested in good faith by the Company by appropriate proceedings; (f) liens for taxes not yet due and payable or which are being diligently contested in good faith by the Company by appropriate proceedings and which liens are not senior to the liens of the Agent or for taxes due the United States of America; (g) liens in Inventory held by unpaid vendors located in the United States which are not senior to the liens of the Agent; (h) liens in inventory held by unpaid vendors located outside the United States which may be senior to the liens of Agent to the extent such Inventory is in the possession of such vendors; and (i) liens granted to the Subordinating Creditor to secure the Subordinated Debt.

         PERMITTED INDEBTEDNESS shall mean: (a) current indebtedness maturing in less than one year and incurred in the ordinary course of business for raw materials, supplies, equipment, services, taxes or labor; (b) the indebtedness secured by the Purchase Money Liens; (c) Subordinated Debt; (d) indebtedness arising under this Agreement; (e) deferred taxes and other expenses incurred in the ordinary course of business; and (f) other indebtedness existing on the date of execution of this Agreement and listed in the most recent financial statement delivered to the Agent or otherwise disclosed to the Agent in writing.

         PROMISSORY NOTES shall mean the notes, in the form of Exhibits A and B attached hereto, delivered by the Company to the Agent and Lenders to evidence the Revolving Loans and the Term Loan.

         PURCHASE MONEY LIENS shall mean liens on any item of equipment acquired after the date hereof in connection with the financing of Capital Expenditures incurred in compliance with this Agreement provided that (a) each such lien shall attach only to the property to be acquired, and (b) a description of the property so acquired is furnished to the Agent.

         REQUIRED LENDERS shall mean Lenders holding more than 50% of the outstanding loans, advances, extensions of credit and commitments to the Company hereunder.

         REVOLVING LOAN PROMISSORY NOTE shall mean the promissory note in the form of EXHIBIT A hereto executed by the Company to evidence Revolving Loans.

         REVOLVING LOANS shall mean the loans and advances made, from time to time, to or for the account of the Company by the Lenders or the Agent on behalf of the Lenders pursuant to Section 3 of this Agreement.

         REVOLVING LOAN ACCOUNT shall have the meaning specified in Section 3.6 hereof.

         SETTLEMENT DATE shall mean the date, weekly, and more frequently, at the discretion of the Agent, upon the occurrence of an Event of Default or a continuing decline or increase of the

Revolving Loans that the Agent and the Lenders shall settle amongst themselves so that (x) the Agent shall not have, as the Agent, any money at risk and (y) on such Settlement Date the Lenders shall have a pro rata amount of all outstanding Revolving Loans, provided that each Settlement Date for a Lender shall be a Business Day on which such Lender and its bank are open for business.

         SUBORDINATED DEBT shall mean the indebtedness owing the Subordinating Creditors which has been subordinated, by the Subordination Agreement, to the prior payment and satisfaction of the Obligations of the Company owing from time to time hereunder to the Agent or any Lender.

         SUBORDINATING CREDITORS shall mean SunTrust Bank, Central Florida, National Association, Bank Austria Creditanstalt Corporate Finance and any other party hereafter executing a Subordination Agreement.


         SUBORDINATION AGREEMENT shall mean the Subordination Agreement, dated on or about the date hereof, among the Company, Subordinating Creditors and the Agent pursuant to which (a) the Subordinated Debt is subordinated to the prior payment and satisfaction of the Company's Obligations to the Agent and any Lender (b) all security interests of the Subordinating Creditor in the Collateral securing the Subordinated Debt is subordinated in priority to the security interest granted to Agent for the benefit of the Lenders hereunder in the Collateral.

         SURPLUS CASH shall mean for each Fiscal Year ending after the Closing Date the sum of (a) EBIT, (b) depreciation and (c) other non-cash charges less the sum of (i) all interest obligations actually paid to the Agent or any Lender by the Company, (ii) the amount of principal actually repaid to the Agent or any Lender on the Term Loan, (iii) the amount of principal and interest actually paid to the Subordinating Creditors with respect to the Subordinated Debt, (iv) Capital Expenditures actually paid by the Company, and (v) all federal, state and local tax obligations of the Company actually paid.

         TANGIBLE NET WORTH shall mean the Company's Net Worth at the time in question, after deducting therefrom the amount of all intangible items reflected therein, including all unamortized debt discount and expense, unamortized research and development expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, unamortized excess cost of investment in Subsidiaries over equity at dates of acquisition, and all similar items which should properly be treated as intangibles in accordance with GAAP.

         TERM LOAN PROMISSORY NOTE shall mean the promissory note in the form of EXHIBIT B hereto executed by the Company to evidence the Term Loan made by the Agent in behalf of the Lenders under Section 4 hereof.

         TERM LOAN shall mean the term loan in the principal amounts of $725,000 made by the

Agent in behalf of the Lenders pursuant to Section 4 hereof.

         TOTAL LIABILITIES shall mean total liabilities determined in accordance with GAAP, on a basis consistent with the latest audited statements of the Company.

         TRADE ACCOUNTS RECEIVABLE shall mean that portion of Accounts which arises from the sale of Inventory or the rendition of services in the ordinary course of business.

         TRADEMARKS shall mean all present and hereafter acquired trademarks and/or trademark rights (together with the goodwill associated therewith) and all cash and non-cash proceeds thereof.

         U.C.C. shall mean the Uniform Commercial Code as in effect from time to time in the State of Georgia.

         WORKING CAPITAL shall mean Current Assets in excess of Current Liabilities.

SECTION 2. CONDITIONS PRECEDENT.

         The obligation of the Agent and the Lenders to make loans hereunder is subject to the satisfaction of, or waiver of, immediately prior to or concurrently with the making of such loans, the following conditions precedent:

2.1. LIEN SEARCHES. The Agent shall have received tax, judgment and Uniform Commercial Code searches satisfactory to the Agent for all locations presently occupied or used by the Company.

2.2. CASUALTY INSURANCE. The Company shall have delivered to the Agent evidence satisfactory to the Agent that casualty insurance policies listing the Agent as loss payee are in full force and effect, all as set forth in Section 7. 5 of this Agreement.

2.3. UCC FILINGS. Any documents (including without limitation, financing statements) required to be filed in order to create, in favor of the Agent for the benefit of the Lenders, a first priority perfected security interest in the Collateral with respect to which a security interest may be perfected by a filing under the U.C.C. shall have been properly filed in each office in each jurisdiction required in order to create in favor of the Agent a perfected lien on the Collateral. The Agent shall have received acknowledgment copies of all such filings (or, in lieu thereof, the Agent shall have received other evidence satisfactory to the Agent that all such filings have been made); and the Agent shall have received evidence that all necessary filing fees and all taxes or other expenses related to such filings have been paid in full.

2.4. GUARANTIES. The Guarantors shall have executed and delivered to the Agent guaranties, in form acceptable to the Agent, guaranteeing all present and future Obligations of the Company to the Agent or any Lender.

2.5. OPINIONS. Counsel for the Company shall have delivered to the Agent an opinion satisfactory to the Agent opining, inter alia, that, subject to the (a) filing, priority and remedies provisions of the Uniform Commercial Code, (b) the provisions of the Bankruptcy Code, insolvency statutes or other like laws, (c) the equity powers of a court of law and (d) such other matters as may be agreed upon with the Agent: (i) this Agreement and all other loan documents of the Company are valid, binding and enforceable according to their terms, are duly authorized and do not violate any terms, provisions, representations or covenants in the charter or by-laws of the Company or, to the best knowledge of such counsel, of any loan agreement, mortgage, deed of trust, note, security or pledge agreement or indenture to which the Company is a signatory or by which the Company or its assets are bound; and (ii) the provisions of all federal and state securities laws applicable to this Agreement and the other Loan Documents have been fully complied with or that compliance is not legally required.

2.6. PLEDGE AGREEMENT. The Company shall (a) execute and deliver to the Agent for the benefit of the Lenders a pledge and security agreement and stock powers pledging to the Agent for the benefit of the Lenders as additional collateral for the Obligations of the Company all of the issued and outstanding stock of any and all subsidiaries of the Company and, (b) deliver to the Agent (or to an independent third party who agrees, on terms acceptable to Agent, in its sole discretion, to act at the instruction and on behest of Agent if such delivery is not achievable) for the benefit of the Lenders the stock certificates evidencing such stock together with duly executed stock powers with respect thereto.

2.7. ADDITIONAL DOCUMENTS. The Company shall have executed and delivered to the Agent all loan documents necessary to consummate the lending arrangement contemplated between the Company and the Agent.

2.8. SUBORDINATION AGREEMENT. The Subordinating Creditors shall have executed and delivered to the Agent the Subordination Agreement, in form and substance satisfactory to the Agent.

2.9. BOARD RESOLUTION. The Agent shall have received a copy of the resolutions of the Board of Directors of the Company and the Guarantor authorizing the execution, delivery and performance of this Agreement, the Guaranty and any related agreements, in each case certified by the Secretary or Assistant Secretary of the Company and the Guarantor (as the case may be) as of the date hereof, together with a certificate of the Secretary or Assistant Secretary of the Company and the Guarantors (as the case may be) as to the incumbency and signature of the officers of the Company and/or the Guarantor executing such agreements and any certificate or other documents to be delivered by them pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

2.10. CORPORATE ORGANIZATION. The Agent shall have received (a) a copy of the Certificate of Incorporation of the Company and the Guarantor certified by the Secretary of State of their respective states of incorporation, and (b) a copy of the By-Laws (as amended through the date hereof) of the Company and the Guarantor certified by the Secretary or Assistant Secretary thereof.

2.11. OFFICER'S CERTIFICATE. The Agent shall have received an executed Officer's Certificate of the Company, satisfactory in form and substance to the Agent, certifying that (a) the representations and warranties contained herein are true and correct in all material respects on and as of the date hereof; (b) the Company is in compliance with all of the terms and provisions set forth herein; and (c) no Default or Event of Default has occurred.

2.12. ABSENCE OF DEFAULT. No Default, Event of Default or material adverse change in the financial condition, business, prospects, profits, operations or assets of the Company shall have occurred.

2.13. APPRAISALS. The Agent shall have received appraisals on the Company's Equipment which appraisals shall be by an appraiser acceptable to the Agent and shall indicate an orderly liquidation value of the Company's tradenames and related marks satisfactory to Agent.

2.14. LEGAL RESTRAINTS/LITIGATION. At the date of execution of this Agreement, there shall be no (a) litigation, investigation or proceeding (judicial or administrative) pending or threatened against the Company or the Guarantors or their assets, by any agency, division or department of any county, city, state or federal government, (b) injunction, writ or restraining order restraining or prohibiting the consummation of the financing arrangements contemplated under this Agreement or (c) other than as previously disclosed in the Company's public filings with the United States Securities and Exchange Commission, to the best knowledge of the Company, suit, action, investigation or proceeding (judicial or administrative) pending or threatened against the Company or the Guarantor or their assets, which, in the opinion of the Agent, if adversely determined could have a material adverse effect on the business, operation, assets, financial condition or Collateral of the Company/or the Guarantor.

2.15. DISBURSEMENT AUTHORIZATION. The Company shall have delivered to the Agent all information necessary for the Agent to issue wire transfer instructions on behalf of the Company for the initial and subsequent loans and/or advances to be made under this Agreement including, but not limited to, disbursement authorizations in form acceptable to the Agent.

2.16. EXAMINATION, VERIFICATION AND EXCESS AVAILABILITY. The Agent shall have completed to the satisfaction of the Agent an examination and verification of the Accounts, Inventory, books and records of the Company which examination shall indicate that, after giving effect to all loans, advances and extensions of credit to be made on the Closing Date, the Company shall have an opening excess aggregate Availability of $750,000, all as more fully required by the Agent Commitment Letter. It is understood that such requirement contemplates that all debts, obligations and payables are current or within terms except as otherwise disclosed to the Agent in writing prior to the date hereof.

2.17. CASH BUDGET PROJECTIONS. The Agent shall have received, reviewed and be satisfied with a 12 month cash budget projection prepared by the Company in the form provided by the Agent.

2.18. COLLECTION ACCOUNTS. The Company shall have established a system of bank accounts with respect to the collection of Accounts and the deposit of proceeds of Inventory as shall be acceptable to the Agent in all respects.

2.19. EXISTING REVOLVING CREDIT AGREEMENT. The Company's existing revolving credit agreement with SunTrust Bank, Central Florida, National Association, as agent, shall be terminated and the indebtedness of the Company and/or the Guarantors thereunder shall be reduced, amended and restated to an amount not less than $2,000,000 from the proceeds of the initial Revolving Loans and the Term Loan to be made hereunder on the Closing Date and all liens upon or security interest in favor of SunTrust Bank, Central Florida, National Association, as agent, in connection therewith shall be subordinated in priority to the security interest of Agent under this Agreement in accordance with the terms of the Subordination Agreement.

2.20. AGENT COMMITMENT LETTER. The Company shall have fully complied, to the satisfaction of the Agent, with all of the terms and conditions of the Agent Commitment Letter.

         Upon the execution of this Agreement and the initial disbursement of loans hereunder, all of the above Conditions Precedent shall have been deemed satisfied except as the Company and the Agent shall otherwise agree in writing.

SECTION 3. REVOLVING LOANS.

3.1. Each Lender agrees, subject to the terms and conditions of this Agreement from time to time to make Revolving Loans to the Company, severally and not jointly to the extent of their respective pro rata interests in the Revolving Loans, up to an aggregate amount at no time exceeding the lesser of (a) the amount of the Line of Credit or (b) Availability as of any date of determination thereof. The Revolving Loans may be repaid and reborrowed in accordance with the provisions of this Agreement. Each request by the Company for a Revolving Loan hereunder shall constitute, unless otherwise disclosed in writing to the Agent and the Lenders, a representation and warranty by the Company that (i) no Default or Event of Default exists as of such date and (ii) such requested Revolving Loan, together with the aggregate amount of Revolving Loans then outstanding, will not result in the aggregate amount of outstanding Revolving Loans thereafter outstanding to exceed the lesser of the amount of the Line of Credit or the Company's Availability as of any such date. Should the Agent for any reason honor requests for Revolving Loans in excess of the limitations set forth herein, such advances shall be considered "Overadvances", shall be secured by the Collateral and shall be made in the Agent's sole discretion, subject to any additional terms the Agent deems appropriate.

3.2. In furtherance of the continuing assignment and security interest in the Company's Accounts, the Company will, upon the creation of Accounts, execute and deliver to the Agent, in such form and manner as the Agent may reasonably require such confirmatory schedules of Accounts ("Schedule of Accounts") as the Agent may reasonably request, and such other appropriate reports designating, identifying and describing the Accounts as the Agent may reasonably require. In addition, upon the Agent's request the Company shall provide the Agent with copies of agreements with, or purchase orders from, the Company's customers, and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to said Accounts and other collateral as the Agent may reasonably require. Failure to provide the Agent with any of the foregoing shall in no way affect, diminish, modify or otherwise limit the security interests granted herein. The Company hereby authorizes the Agent to regard the Company's printed name or rubber stamp signature on assignment schedules or invoices as the equivalent of a manual signature by one of the Company's authorized officers or agents.

3.3. The Company hereby represents and warrants that: each of its Trade Accounts Receivable is based on an actual and bona fide sale and delivery of goods or rendition of services to customers, made by them in the ordinary course of their business; the goods and Inventory being sold and the Trade Accounts Receivable created are their exclusive property and are not and shall not be subject to any lien, consignment arrangement, encumbrance, security interest or financing statement whatsoever, other than the Permitted Encumbrances; the invoices evidencing such Trade Accounts Receivable are in their name; and their customers have accepted the goods or services, owe and are obligated to pay the full amounts stated in the invoices according to their terms, without dispute, offset, defense, counterclaim or contra, except for disputes, adjustments, returns and other matters arising in the ordinary course of business with respect to which it has complied with the notification requirements of Section 3.5 hereof. The Company confirms to the Agent that any and all taxes or fees relating to its business, its sales, the Accounts or goods relating thereto, are its sole responsibility and that same will be paid by them when due and that none of said taxes or fees represent a lien on or claim against the Accounts. The Company agrees to maintain such books and records regarding Accounts as the Agent may reasonably require and agrees that such books and records will reflect the Agent's interest in the Accounts. All of the books and records of the Company will be available to the Agent at normal business hours, including any records handled or maintained for the Company by any other company or entity.

3.4. Until the Agent has advised the Company to the contrary after the occurrence of an Event of Default, the Company may and will enforce, collect and receive all amounts owing on the Accounts for the Agent's and Lenders' benefit and on their behalf, but at the Company's expense; such privilege shall terminate automatically upon the institution by or against the Company of any proceeding under any bankruptcy or insolvency law or, at the election of the Agent, upon the occurrence of any other Event of Default and until such Event of Default is waived in writing by the Agent or cured to the Agent's satisfaction. Any checks, cash, notes or other instruments or property received by the Company with respect to any Accounts shall be held by them in trust for the Agent for the benefit of the Lenders, separate from their own property and funds, and immediately turned over to the Agent with proper assignments or endorsements by deposit to the special depository accounts in the Agent's name designated by the Agent for such purposes (the "Depository Accounts"). All amounts received by the Agent in payment of Accounts will be credited to the Company's appropriate Revolving Loan Account upon the Agent's receipt of "collected funds" at the Agent's bank account in New York, New York on the Business Day following the date of receipt if received no later than 1:00 pm or on the second succeeding Business Day after receipt if received after 1:00 pm on any Business Day. No checks, drafts or other instrument received by the Agent shall constitute final payment to the Agent unless and until such instruments have actually been collected.

3.5. If the Company grants any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, the Company shall report such discounts, allowances or credits, as the case may be to Agent as part of the next required Schedule of Accounts. If any amounts due and owing in excess of $100,000 are in dispute between any the Company and any account debtor, or if any returns are made in excess of $100,000 with respect to any Accounts owing from an account debtor, the Company shall provide Agent with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute or return, all claims related thereto and the amount in controversy. Upon and after the occurrence of an Event of Default, Agent shall have the right to settle or adjust all disputes and claims directly with the account debtor and to compromise the amount or extend the time for payment of any Accounts comprising a part of the Collateral upon such terms and conditions as Agent may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorney's fees, to Borrowers. Upon the occurrence of an Event of Default and until such time as such Event of Default is waived in writing by the Agent or cured to the Agent's satisfaction and on notice from the Agent, the

Company agrees that all returned, reclaimed or repossessed merchandise or goods shall be set aside by the Company, marked with the Agent's name and held by the Company for the Agent's account as owner and assignee.

3.6. The Agent shall maintain a separate account on its books in the Company's name (herein the "Revolving Loan Account") in which the Company will be charged with loans and advances made by the Lenders to it or for its account, and with any other Obligations, including any and all costs, expenses and reasonable attorney's fees which the Agent may incur in connection with the exercise by or for the Agent or any Lender of any of the rights or powers herein conferred upon the Agent, or in the prosecution or defense of any action or proceeding to enforce or protect any rights of the Agent in connection with this Agreement or the Collateral assigned hereunder, or any Obligations owing to the Agent and the Lenders by the Company. The Company will be credited with all amounts received by the Agent or any Lender from it or from others for the Company's account, including, as above set forth, all amounts received by the Agent in payment of assigned Accounts and such amounts will be applied to payment of the Obligations. In no event shall prior recourse to any Accounts or other security granted to or by the Company be a prerequisite to the Agent's right to demand payment of any Obligation. Further, it is understood that the Agent nor any Lender shall have any obligation whatsoever to perform in any respect any of the Company's contracts or obligations relating to the Accounts.

3.7. The Company shall deliver to Agent a completed, executed Borrowing Base Certificate in substantially the form of EXHIBIT D attached hereto no less frequently than weekly as of the last day of the immediately preceding week.

3.8. After the end of each month, the Agent shall promptly send the Company a statement showing the accounting for the charges, loans, advances and other transactions occurring between the Agent and the Company during that month. The monthly statements shall be deemed correct and binding upon the Company and shall constitute an account stated between the Company and the Agent unless the Agent receives a written statement of the exceptions within thirty (30) days of the date of the monthly statement.

3.9. In the event that the sum of the outstanding balance of Revolving Loans exceeds the maximum amount thereof available to the Company under Section 3 hereof (herein the amount of any such excess shall be referred to as the "Excess") such Excess shall be due and payable to the Agent for the benefit of the Lenders immediately upon the Agent's demand therefor.

SECTION 4.  TERM LOAN.

4.1. Subject to and upon the terms and conditions herein set forth, Lender agrees to make to the Company the Term Loan. The Term Loan shall be in the principal amount of $725,000 and shall be funded by Lenders on the Closing Date, concurrently with Lender's funding of the initial Revolving Loan. The proceeds of the Term Loan shall be used by the Company solely for purposes for which the proceeds of the Revolving Loans are authorized to be used. The Company shall not be entitled to reborrow any amounts repaid with respect to the Term Loan.

4.2. The Company shall execute and deliver to Agent on behalf of Lender, on the Closing Date, the Term Loan Promissory Note to evidence the Term Loan. The Term Loan Promissory Note shall be dated the Closing Date and shall provide for payment of the Term Loan evidenced thereby as specified in Section 4.3 hereof.

4.3. The principal amount of the Term Loan shall be due and payable to Agent for the ratable benefit of Lenders as follows: (a) eleven (11) equal monthly principal installments of $60,416.67 each, followed by (b) one (1) installment of $60,416.63, whereof the first installment shall be due and payable on November 1, 1999 and the subsequent installments shall be due and payable on the first Business Day of each month thereafter until paid in full.

4.4. In the event this Agreement or the Line of Credit is terminated by the Agent or any Lender acting through the Agent or by the Company for any reason whatsoever, the Term Loan shall become due and payable on the effective date of such termination notwithstanding any provision to the contrary in the Term Loan Promissory Note or this Agreement.

4.5. The Company may prepay at any time, at its option, in whole or in part, the Term Loan, provided that on each such prepayment, the Company shall pay accrued interest on the principal so prepaid to the date of such prepayment.

4.6. In the event the Company has Surplus Cash in any Fiscal Year beginning with the Fiscal Year ending December 31, 1999 the Company shall make a Mandatory Prepayment of the Term Loan in an amount equal to 25% of such Surplus Cash. Each prepayment of the Term Loan shall be applied to installments of principal in the inverse order of their maturity.

4.7. The Company hereby authorizes the Agent to charge its Revolving Loan Account with the amount of all amounts due under this Section 4 as such amounts become due. The Company confirms that any charges which the Agent may so make to its account as herein provided will be made as an accommodation to the Company and solely at the Agent's discretion.

SECTION 5. MANNER OF BORROWING REVOLVING LOANS.

         Borrowings under the credit facility established pursuant to Section
3.1 hereof shall be as follows:

5.1. A request for a Revolving Loan shall be made, or shall be deemed to be made, in the following manner: (i) the Company may give Agent notice of its intention to borrow, in which notice the Company shall specify the amount of the proposed borrowing and the proposed borrowing date, no later than 11:00 a.m. on the proposed borrowing date; and (ii) unless payment is otherwise timely made by the Company, the becoming due of any amount required to be paid under this Agreement or the Term Note or any of the other Loan Documents, as principal, accrued interest, fees or other charges, shall be deemed irrevocably to be a request by the Company from Agent for a Revolving Loan on the due date of, and in an aggregate amount required to pay, such principal, accrued interest, fees or other charges and the proceeds of each such Revolving Loan may be disbursed by Agent by way of direct payment of the relevant Obligation and shall bear interest at the rate of interest applicable to Revolving Loans. Neither Agent nor any Lender shall have any obligation to the Company to honor any deemed request for a Revolving Loan, but may do so in its discretion and without regard to the existence of, and without being deemed to have waived, any Default or Event of Default and without regard to the existence or creation of an Overadvance. As an accommodation to the Company, the Agent may permit telephonic requests for loans and electronic transmittal of instructions, authorizations, agreements or reports to the Agent by the Company. Unless the Company specifically directs the Agent in writing not to accept or act upon telephonic or electronic communications from the Company, the Agent shall not have any liability to the Company for any loss or damage suffered by the Company as a result of the Agent's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to the Agent by the Company and the Agent shall have no duty to verify the origin of any such communication or the identity or authority of the entity or person sending it.

5.2. The Company hereby irrevocably authorizes the Agent to disburse the proceeds of each Revolving Loan requested, or deemed to be requested pursuant to
Section 5.1, as follows: (i) the proceeds of each Revolving Loan requested under
Section 5.1(i) shall be disbursed by the Agent in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from the Company, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by the Company and the Agent from time to time or elsewhere if pursuant to a written direction from the Company; and (ii) the proceeds of each Revolving Loan requested under Section 5.1(ii) shall be disbursed by the Agent by way of direct payment of the relevant interest or other Obligation.

SECTION 6. COLLATERAL.

6.1. As security for the prompt payment in full of all loans and advances made and to be made to the Company from time to time by the Agent or any Lender pursuant hereto, as well as to secure the payment in full of the other Obligations, the Company hereby pledges and grants to the Agent for the benefit of the Lenders a continuing general lien upon and security interest in all of its:

         6.1.1.   present and hereafter acquired Inventory;

         6.1.2.   present and hereafter acquired Equipment;

         6.1.3.   present and future Accounts;

         6.1.4.   present and future Documents of Title;

         6.1.5.   present and future General Intangibles; and

         6.1.6.   present and future Other Collateral.

6.2. The security interests granted hereunder shall extend and attach to:

         6.2.1. All Collateral which is presently in existence and which is owned by the Company or in which the Company has any interest, whether held by them or others for their account, and, if any Collateral is Equipment, whether the Company's interest in such Equipment is as owner or lessee or conditional vendee;

         6.2.2. All Equipment whether the same constitutes personal property or fixtures, including, but without limiting the generality of the foregoing, all dies, jigs, tools, benches, tables, accretions, component parts thereof and additions thereto, as well as all accessories, motors, engines and auxiliary parts used in connection with or attached to the Equipment; and

         6.2.3. All Inventory and any portion thereof which may be returned, rejected, reclaimed or repossessed by either the Agent or the Company from the Company's customers, as well as to all supplies, goods, incidentals, packaging materials, labels and any other items which contribute to the finished goods or products manufactured or processed by the Company, or to the sale, promotion or shipment thereof.

6.3. The Company shall keep accurate and complete records of its Inventory and shall furnish Agent and Lenders inventory reports respecting such Inventory in form and detail satisfactory to Agent and Lenders at such times as Agent and Lenders may request, but so long as no Default or

Event of Default exists, no more frequently than once each week. The Company shall conduct a physical inventory no less frequently than annually and shall provide to Agent and Lenders a report based on each such physical inventory promptly thereafter, together with such supporting information as Agent shall reasonably request. All Inventory, other than Inventory in transit, shall at all times be kept by the Company at one or more of the business locations of the Company, or at one or more locations of suppliers or processors, in each case as set forth in SCHEDULE 2 hereto and shall not be moved therefrom, without no less than 30 days prior written notice to Agent and Borrower's delivery of appropriate landlord or processor agreements and UCC-1 financing statements, except that in the absence of an Event of Default and acceleration of the maturity of the Obligations in consequence thereof, the Company may make sales of Inventory in the ordinary course of its business. The Company shall not return any of its Inventory to a supplier or vendor thereof, or any other person, whether for cash, credit against future purchases or then existing payables, or otherwise, unless (i) such return is in the ordinary course of business of the Company and such person; (ii) no Default or Event of Default exists or would result therefrom; (iii) the return of such Inventory will not result in an Overadvance; (iv) the Company promptly notifies Agent thereof if the aggregate book value of all Inventory returned in any month exceeds $100,000; and (v) any payments received by the Company in connection with any such return are promptly turned over to Agent for application to the Obligations. Cash sales or sales of inventory in which a lien upon, or security interest in, Inventory is retained by the Company shall be made by the Company only with the approval of the Agent, and the proceeds of such sales or sales of Inventory for cash shall not be commingled with the Company's other property, but shall be segregated, held by the Company in trust for the Agent for the benefit of the Lenders as the Agent's exclusive property, and shall be delivered immediately by the Company to the Agent in the identical form received by the Company by deposit to the Depository Accounts. Upon the sale, exchange, or other disposition of Inventory, as herein provided, the security interest in the Company's Inventory provided for herein shall, without break in continuity and without further formality or act, continue in, and attach to, all proceeds, including any instruments for the payment of money, accounts receivable, contract rights, documents of title, shipping documents, chattel paper and all other cash and non-cash proceeds of such sale, exchange or disposition. As to any such sale, exchange or other disposition, the Agent shall have all of the rights of an unpaid seller, including stoppage in transit, replevin, rescission and reclamation. Notwithstanding the foregoing the Company may make cash sales of Inventory, provided that (a) the aggregate amount thereof for the Company during any Fiscal Year does not exceed $50,000 during such Fiscal Year and (b) the proceeds of such sales are turned over to the Agent by deposit in the Depository Accounts.

6.4. The Company agrees at its own cost and expense to keep the Equipment in as good and substantial repair and condition as the same is now or at the time the lien and security interest granted herein shall attach thereto, reasonable wear and tear excepted, making any and all repairs and replacements when and where necessary. The Company also agrees that all Equipment shall at all times be kept at one or more of the business locations of the Company or at one or more locations of processors or third parties set forth in SCHEDULE 2 and to safeguard, protect and hold all Equipment and make no disposition thereof unless it first obtains the prior written approval of the

Agent. Any sale, exchange or other disposition of any Equipment shall only be made by the Company with the prior written approval of the Agent, and the proceeds of any such sales shall not be commingled with the Company's other property, but shall be segregated, held by the Company in trust for the Agent for the benefit of the Lenders as the Agent's exclusive property, and shall be delivered immediately by the Company to the Agent in the identical form received by the Company by deposit to the Depository Accounts. Upon the sale, exchange, or other disposition of the Equipment, as herein provided, the security interest provided for herein shall, without break in continuity and without further formality or act, continue in, and attach to, all proceeds, including any instruments for the payment of money, accounts receivable, contract rights, documents of title, shipping documents, chattel paper and all other cash and non-cash proceeds of such sales, exchange or disposition. As to any such sale, exchange or other disposition, the Agent shall have all of the rights of an unpaid seller, including stoppage in transit, replevin, rescission and reclamation. Notwithstanding anything hereinabove contained to the contrary, the Company may sell, exchange or otherwise dispose of obsolete Equipment or Equipment no longer needed in the Company's operations, provided, however, that
(a) the then book value of the Equipment so disposed of does not exceed $50,000 in the aggregate for the Company in any Fiscal Year and (b) the proceeds of such sales or dispositions are delivered to the Agent in accordance with the foregoing provisions of this Section 6.4, except that the Company may retain and use such proceeds to purchase forthwith replacement Equipment which the Company determine in their reasonable business judgment to have a collateral value at least equal to the Equipment so disposed of or sold, provided, however, that the aforesaid right shall automatically cease upon the occurrence of an Event of Default which is not cured within any applicable grace period or waived.

6.5. The rights and security interests granted to the Agent for the benefit of the Lenders hereunder are to continue in full force and effect, notwithstanding the termination of this Agreement or the fact that any account maintained in the Company's name on the books of the Agent may from time to time be temporarily in a credit position, until the final payment in full to the Agent and the Lenders of all Obligations and the termination of this Agreement. Any delay, or omission by the Agent or any Lender to exercise any right hereunder, shall not be deemed a waiver thereof, or be deemed a waiver of any other right, unless such waiver be in writing and signed by the Agent. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

6.6. To the extent that the Obligations are now or hereafter secured by any assets or property other than the Collateral or by the guarantee, endorsement, assets or property of any other person, then the Agent shall have the right in its sole discretion to determine which rights, security, liens, security interests or remedies the Agent shall at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of them, or any of the Agent's or Lenders' rights hereunder.

6.7. Any reserves or balances to the credit of the Company and any other property or assets of the Company in the possession of the Agent or any Lender may be held by the Agent as security for any

Obligations and applied in whole or partial satisfaction of such Obligations when due. The liens and security interests granted herein and any other lien or security interest the Agent may have in any other assets of the Company, shall secure payment and performance of all now existing and future Obligations. The Agent may in its discretion charge any or all of the Obligations to the Revolving Loan Accounts of the Company when due.

6.8. The Company shall give to the Agent for the benefit of the Lenders, from time to time such pledge or security agreements with respect to General Intangibles and capital stock of any subsidiaries of the Company as the Agent shall require to obtain valid first liens thereon.

SECTION 7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

7.1. The Company hereby warrants and represents and/or covenants that: (a) the fair value of its assets exceeds the book value of its liabilities; (b) it is generally able to pay its debts as they become due and payable; and (c) it does not have unreasonably small capital to carry on its business as it is currently conducted absent extraordinary and unforeseen circumstances. The Company further warrants and represents that it and its subsidiaries are each duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and that each is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on SCHEDULE 2 hereto and in all other states and jurisdictions in which the failure of the Company or any of its subsidiaries to be so qualified would have a material adverse effect on the financial condition of the Company or such subsidiaries as a whole. The Company further warrants and represents that
SCHEDULE 2 hereto correctly and completely sets forth its chief executive office and all of its Collateral locations; and except for the Permitted Encumbrances, the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral; that, except for the Permitted Encumbrances, the Company is or will be at the time additional Collateral is acquired, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer and create a security interest therein, free and clear of any and all claims or liens in favor of others; that the Company will at their expense forever warrant and, at the Agent's request, defend the same from any and all claims and demands of any other person other than the Permitted Encumbrances; that the Company will not grant, create or permit to exist, any lien upon or security interest in the Collateral, or any proceeds thereof, in favor of any other person other than the holders of the Permitted Encumbrances; and that the Equipment does not comprise a part of its Inventory and that the Equipment is and will only be used by the Company (or its processors) in their business and will not be held for sale or lease, or removed from their premises, or otherwise disposed of by the Company without the prior written approval of the Agent except as otherwise permitted in Section 6.4 of this Agreement.

7.2. The Company agrees to maintain books and records pertaining to the Collateral in such detail, form and scope as the Agent shall reasonably require. The Company agrees that the Agent or its agents may enter upon the Company's premises during normal business hours from time to time for the purpose of inspecting the Collateral and any and all records pertaining thereto. The

Company agrees to afford the Agent prior written notice of any change in the location of any Collateral, other than to locations, that as of the date hereof, are known to the Agent and at which the Agent has filed financing statements and otherwise fully perfected its liens thereon. The Company is also to advise the Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or on the security interests granted to the Agent therein.

7.3. The Company agrees to execute and deliver to the Agent, from time to time, solely for the Agent's convenience in maintaining a record of the Collateral, such written statements, and schedules as the Agent may reasonably require, designating, identifying or describing the Collateral pledged to the Agent hereunder. The Company's failure, however, to promptly give the Agent such statements, or schedules shall not affect, diminish, modify or otherwise limit the Agent's security interests in the Collateral.

7.4. The Company agrees to comply with the requirements of all state and federal laws in order to grant to the Agent valid and perfected first security interests in the Collateral, subject only to the Permitted Encumbrances. The Agent is hereby authorized by the Company to file any financing statements covering the Collateral whether or not the Company's signature appears thereon. The Company agrees to do whatever the Agent may reasonably request, from time to time, by way of: filing notices of liens, financing statements, amendments, renewals and continuations thereof; cooperating with the Agent's custodians; keeping stock records; transferring proceeds of Collateral to the Agent's possession; and performing such further acts as the Agent may reasonably require in order to effect the purposes of this Agreement.

7.5. The Company agrees to maintain insurance on the Equipment and Inventory under such policies of insurance, with such insurance Company, in such reasonable amounts and covering such insurable risks as are at all times reasonably satisfactory to the Agent. All policies covering the Equipment and Inventory are, subject to the rights of any holders of Permitted Encumbrances holding claims senior to the Agent, to be made payable to the Agent for the benefit of the Lenders, in case of loss, under a standard non-contributory "mortgagee", "lender" or "secured party" clause and are to contain such other provisions as the Agent may require to fully protect the Agent's interest in the Inventory and Equipment and to any payments to be made under such policies. All original policies or true copies thereof are to be delivered to the Agent, premium prepaid, with the loss payable endorsement in the Agent's favor, and shall provide for not less than thirty (30) days prior written notice to the Agent of the exercise of any right of cancellation. At the Company's request, or if the Company fail to maintain such insurance, the Agent may arrange for such insurance, but at the Company's expense and without any responsibility on the Agent's part for: obtaining the insurance, the solvency of the insurance Company, the adequacy of the coverage, or the collection of claims. Upon the occurrence of an Event of Default which is not waived or cured to the Agent's satisfaction, the Agent shall, subject to the rights of any holders of Permitted Encumbrances holding claims senior to the Agent, have the sole right, in the name of the Agent or the Company, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

         7.5.1. In the event of any loss or damage by fire or other casualty, insurance proceeds relating to Inventory of the Company shall first reduce the Company's Revolving Loans and then the Term Loan;

         7.5.2. In the event any part of the Company's Equipment is damaged by fire or other casualty and the insurance proceeds for such damage or other casualty (the "Proceeds") is less than or equal to $10,000.00, the Agent shall promptly apply such Proceeds to reduce the Company's outstanding balance in its Revolving Loan Account.

         7.5.3. As long as an Event of Default has not occurred (which is not cured to the Agent's satisfaction), the Company's have sufficient business interruption insurance to replace the lost profits of any of the Company's facilities, and the Proceeds are in excess of $10,000.00, the Company may elect (by delivering written notice to the Agent) to replace, repair or restore such Equipment to substantially the equivalent condition prior to such fire or other casualty as set forth herein. If the Company do not, or cannot, elect to use the Proceeds as set forth above, the Agent may, subject to the rights of any holders of Permitted Encumbrances holding claims senior to the Agent, apply the Proceeds to the payment of the Obligations in such manner and in such order as the Agent may reasonably elect.

         7.5.4. If the Company elects to use the Proceeds for the repair, replacement or restoration of any Equipment, and there is then no Event of Default, (a) proceeds of insurance on Equipment in excess of $25,000 will be applied to the reduction of the Revolving Loans of the Company and (b) the Agent may set up a reserve against Availability for an amount equal to the proceeds referred to in clause (a) hereof. The reserve will be reduced dollar-for-dollar upon receipt of non-cancelable executed purchase orders, delivery receipts or contracts for the replacement, repair or restoration of Equipment and disbursements in connection therewith.

         7.5.5. The Company agrees to pay any reasonable costs, fees or expenses which the Agent may reasonably incur in connection herewith.

7.6. The Company agrees to pay, when due (after giving effect to any applicable grace periods), all taxes, assessments, claims and other charges (herein "taxes") lawfully levied or assessed upon the Company or the Collateral and if such taxes remain unpaid after the date fixed for the payment thereof unless such taxes are being diligently contested in good faith by the Company by appropriate proceedings or if any lien shall be claimed thereunder (a) for taxes due the United States of America or (b) which in the Agent's opinion might create a valid obligation having priority over the rights granted to the Agent herein, the Agent may, on the Company's behalf, pay such taxes, and the amount thereof shall be an Obligation secured hereby and due to the Agent on demand.

7.7. The Company: (a) agrees to comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official, which the failure to comply with would have a material and adverse impact on the Collateral, or any material part thereof, or on the operation of the Company's business; provided that the Company may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not, in the Agent's reasonable opinion, materially and adversely effect the Agent's rights or priority in the Collateral; (b) agrees to comply with all environmental statutes, acts, rules, regulations or orders as presently existing or as adopted or amended in the future, applicable to the ownership and/or use of its real property and operation of its business, which the failure to comply with would have a material and adverse impact on the Collateral, or any material part thereof, or on the operation of the business of the Company. The Company hereby indemnifies the Agent and the Lenders and agrees to defend and hold the Agent and the Lenders harmless from and against any and all loss, damage, claim, liability, injury or expense which the Agent or any Lender may sustain or incur (other than as a result of actions of the Agent or any Lender) in connection with: any claim or expense asserted against the Agent or any Lender as a result of any environmental pollution, hazardous material or environmental clean-up of the Company's real property; or any claim or expense which results from the Company's operations (including, but not limited to, the Company's off-site disposal practices) and the Company further agree that this indemnification shall survive termination of this Agreement as well as the payment of all Obligations or amounts payable hereunder; and (c) shall not be deemed to have breached any provision of this Section 7.7 if (i) the failure to comply with the requirements of this Section 7.7 resulted from good faith error or innocent omission, (ii) the Company promptly commence and diligently pursues a cure of such breach and (iii) such failure is cured within 30 days following the Company's receipt of notice of such failure.

7.8. Until termination of this Agreement and payment and satisfaction of all Obligations due hereunder, the Company will furnish to the Agent and each Lender, within 90 days after the end of each Fiscal Year of the Company, an audited Consolidated Balance Sheet and an audited Consolidating Balance Sheet as at the close of such year, and statements of profit and loss, cash flow and reconciliation of surplus of the Company and all subsidiaries of each for such year, audited by BDO Seidman LLP (or other firm of independent public accountants selected by the Company and acceptable to Agent); within 60 days after the end of each Fiscal Quarter a Consolidated Balance Sheet and Consolidating Balance Sheet as at the end of such period and statements of profit and loss, cash flow and surplus of the Company and all subsidiaries of each, certified by an authorized financial or accounting officer of the Company; and within 30 days after the end of each month a Consolidated Balance Sheet as at the end of such period and statements of profit and loss, cash flow and surplus of the Company and all subsidiaries for such period, certified by an authorized financial or accounting officer of the Company; and from time to time, such further information regarding the business affairs and financial condition of the Company and any subsidiaries thereof as the Agent may reasonably request, including without limitation (a) the accountant's management practice letter and (b) annual cash flow projections in form satisfactory to the Agent. Each financial statement which the Company is required to submit hereunder must be accompanied by an officer's certificate, signed by the President, Vice President, Controller, or Treasurer, pursuant to which any one such officer must certify that: (i) the financial statements fairly and accurately represent the Company's financial condition in all material respects at the end of the particular accounting period, as well as the Company's operating results during such accounting period, subject to year-end audit adjustments; (ii) during the particular accounting period: (x) there has been no Default or Event of Default under this Agreement, provided, however, that if any such officer has knowledge that any such Default or Event of Default, has occurred during such period, the existence of and a detailed description of same shall be set forth in such officer's certificate; and (y) the Company has not received any notice of cancellation with respect to its property insurance policies; and (iii) the exhibits attached to such financial statement(s) constitute detailed calculations showing compliance with all financial covenants contained in this Agreement.

7.9. Until termination of this Agreement and payment and satisfaction of all Obligations due hereunder, the Company agrees that, without the prior written consent of the Agent, except as otherwise herein provided, the Company will not:

         7.9.1. Mortgage, assign, pledge, transfer or otherwise permit any lien, charge, security interest, encumbrance or judgment, (whether as a result of a purchase money or title retention transaction, or other security interest, or otherwise) to exist on any of its assets or goods, whether real, personal or mixed, whether now owned or hereafter acquired, except for the Permitted Encumbrances;

         7.9.2. Incur or create any Indebtedness other than the Permitted Indebtedness;

         7.9.3. Borrow any money on the security of the Collateral from sources other than the Agent and the Lenders;

         7.9.4. Sell, lease, assign, transfer or otherwise dispose of (a) Collateral, except as otherwise specifically permitted by this Agreement, or (b) either all or substantially all of their assets, which do not constitute Collateral;

         7.9.5. Merge, consolidate or otherwise alter or modify its corporate name, principal place of business, structure, status or existence, or enter into or engage in any operation or activity materially different from that presently being conducted by the Company, except that the Company may (a) merge with each other and/or (b) change their corporate name or address; provided that in any instance under clauses (a) and (b) (i) the Company shall give the Agent thirty
(30) days prior written notice thereof and (ii) the Company shall execute and deliver prior to or simultaneously with any such action any and all documents and agreements requested by the Agent (including, without limitation, any and all U.C.C. financing statements) to confirm (A) the assumption by the surviving corporation of all Obligations to the Agent and the Lenders of the other Company so merged, (B) the continuation and preservation of all security interests and liens granted to the Agent hereunder and (C) that such surviving corporation adopts, ratifies and confirms its agreement to be bound by and comply with this Agreement;

         7.9.6. Assume, guarantee, endorse, or otherwise become liable upon the obligations of any person, firm, entity or corporation, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

         7.9.7. Declare or pay any dividend of any kind (except for dividends in capital stock) on, or purchase, acquire, redeem or retire, any of the capital stock or equity interest, of any class whatsoever, whether now or hereafter outstanding;

         7.9.8. Make any advance or loan to, or any investment in, any firm, entity, person or corporation, except loans and advances by the Company to SolarTechnics (HK) Limited ("SolarTechnics") which advances shall be for SolarTechnics' ordinary operating expenses and shall not exceed $350,000 in the aggregate during any Fiscal Year;

         7.9.9. Permit the aggregate amount of outstanding accounts receivable of SolarTechnics to exceed $150,000 at any date unless and until Borrower, SolarTechnics, Agent and Lenders shall have entered into agreements satisfactory to Agent and Lenders regarding the remittance of payments with respect to the accounts receivable of SolarTechnics.

         7.9.10. Pay management, consulting or other similar fees to any person, corporation or other entity.

7.10. Until termination of this Agreement and payment and satisfaction in full of all Obligations hereunder, the Company shall:

         7.10.1. maintain at all times during the periods below a consolidated Tangible Net Worth of not less than the amount set forth below for the applicable period:

                           PERIOD                             TANGIBLE NET WORTH
                           ------                             ------------------
                  For the Fiscal Year ending
                  December 31, 1999                           $1.00

                  For the two Fiscal Quarters
                  ending June 30, 2000                        $1,500,000

                  For the Fiscal Year ending
                  December 31, 2000                           $3,100,000



                  For the Fiscal Year ending
                  December 31, 2001                           $5,750,000

                  For the Fiscal Year ending
                  December 31, 2002                           $8,250,000

                  For the Fiscal Year ending
                  December 31, 2003                           $10,750,000

         Commencing with the Fiscal Year ending December 31, 2004 and as of the last day of each Fiscal Year thereafter, the minimum Tangible Net Worth requirement shall be increased as of the last day of each such Fiscal Year by the amount of $2,500,000 over the minimum Tangible Net Worth for the immediately preceding Fiscal Year.

         7.10.2. maintain (i) at the end of the Fiscal Quarter ending September 30, 1999, for a period of three (3) Fiscal Quarters then ending, and (ii) at the end of each Fiscal Quarter thereafter for the twelve month period then ending, a consolidated Fixed Charge Coverage Ratio of not less than the ratio of 1.2 to 1.0.

         7.10.3. maintain at the end of each fiscal period during the periods set forth below a consolidated Leverage Ratio of no more than the ratio set forth below for the applicable period:



                  PERIOD                                               RATIO
                  ------                                               -----
                  As of September 30, 1999 for the
                  three (3) Fiscal Quarters then
                  ending and as of the Fiscal Year
                  ending December 31, 1999                            4.5 to 1.0

                  As of the last day of the Fiscal
                  Quarters ending March 31, 2000,
                  June 30, 2000 and September 30, 2000
                  for the twelve month periods then ending
                  and for the Fiscal Year ending
                  December 31, 2000                                  3.25 to 1.0

                  For the Fiscal Year ending December 31,
                  2000 and the last day of each Fiscal
                  Quarter thereafter for the 12-month
                  period then ending                                 3.0 to 1.0

         7.10.4. Without the prior written consent of the Agent, the Company will not: (a) enter into any Operating Lease if after giving effect thereto the aggregate obligations with respect to Operating Leases of the Company during any Fiscal Year would exceed $250,000 or (b) contract for, purchase, make expenditures for, lease pursuant to a Capital Lease or otherwise incur obligations with respect to Capital Expenditures (whether subject to a security interest or otherwise) during any period below in the aggregate amount for the Company in excess of $25,000 in the aggregate during any Fiscal Year.

7.11. The Company agrees to advise the Agent in writing of: (a) all expenditures (actual or anticipated) in excess of $25,000 for (x) environmental clean-up, (y) environmental compliance or (z) environmental testing and the impact of said expenses on the Company's Working Capital; and (b) any notices the Company receive from any local, state or federal authority advising the Company of any environmental liability (real or potential) stemming from the Company's operations, premises, waste disposal practices, or waste disposal sites used by the Company and to provide the Agent with copies of all such notices if so required.

7.12. The Company will not enter into, or be a party to any transaction with any affiliate or stockholder, except: (i) the transactions contemplated by this Agreement; (ii) payment of reasonable compensation to officers and employees for services actually rendered to the Company; (iii) payment of customary directors' fees and indemnities; (iv) transactions with affiliates that were consummated prior to the date hereof and have been disclosed to Agent prior to the Closing Date; and (v) in the ordinary course of and pursuant to the reasonable requirements of the Company's business and upon terms which are fully disclosed to Agent and are no less favorable to the Company than would obtain in a comparable arm's length transaction with a person or an entity not an affiliate or stockholder of the Company.

7.13. The Company shall take all action necessary to assure that its computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. The Company shall provide Agent written assurance acceptable to Agent that such systems are Year 2000 compliant on or before October 1, 1999. The Company shall (a) promptly and in no event later than October 1, 1999, take all action necessary to ensure that all material computer based systems of the Company and its subsidiaries are capable of the following:
(i) handling date information involving all and any dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (ii) operating, accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000, and without any change in performance; (iii) responding to and processing two digit year input without creating any ambiguity as to the century; (iv) storing and providing date input information without creating any ambiguity as to the century; and (b) promptly and in no event later than October 1, 1999, take all action reasonably necessary and within its control to obtain confirmation that all computer based systems of the Company's material vendors, suppliers and customers are capable of (i) through (iv) above, where noncompliance could be reasonably expected to have a material adverse effect on the financial condition of the Company.

SECTION  8.       INTEREST, FEES AND EXPENSES.

8.1. Interest on the Revolving Loan shall be payable monthly as of the end of each month and shall be an amount equal to 1.75% plus the Chase Bank Rate per annum on the average of the net balances owing by the Company to the Agent in the Company's Revolving Loan Account at the close of each day during such month. In the event of any change in the Chase Bank Rate, the foregoing interest rate shall change, as of the first of the month following any change, so as to remain 1.75% above the Chase Bank Rate. The rate hereunder shall be calculated based on a 360-day year. The Agent and the Lenders shall be entitled to charge the Company's Revolving Loan Account at the rate provided for herein when due until all Obligations have been paid in full. The Chase Bank Rate on the date hereof is 8.25% per annum and, therefore, the rate of interest in effect hereunder on the date hereof with respect to Revolving Loans, expressed in simple interest terms, is 10% per annum.

8.2. Interest on the Term Loan shall be payable monthly as of the end of each month on the unpaid balance or upon payment in full prior to maturity in an amount equal to 2.0% plus the Chase Bank Rate per annum on balances, on a per annum basis, on the average of the net balance of the Term Loan owing by the Company to the Agent or any Lender at the close of each day during such month. In the event of any change in the Chase Bank Rate, the foregoing interest rate under clause (a) above shall change, as of the first of the month following any change, so as to remain 2.0% above the Chase Bank Rate. The rate hereunder shall be calculated based on a 360 day year. The Agent and the Lenders shall be entitled to charge the Company's Revolving Loan Account(s) at the rate provided for herein when due until all Obligations have been paid in full. The Chase Bank Rate on the date hereof is 8.25% per annum and, therefore, the rate of interest in effect hereunder on the date hereof with respect to the Term Loan, expressed in simple interest terms, is 10.25% per annum.

8.3.     [Reserved]

8.4.     [Reserved]

8.5. The Company shall reimburse or pay the Agent, as the case may be, for all Out-of-Pocket Expenses.

8.6. Upon the last Business Day of each month, commencing with the last day of the month in which this Agreement is executed the Company shall pay the Agent for the benefit of the Lenders the Line of Credit Fee.

8.7. To induce the Agent and the Lenders to enter into this Agreement and to extend to the Company the Revolving Loan and the Term Loan, the Company shall pay to the Agent for the benefit of the Lenders a Loan Facility Fee in the amount of $150,000.00 of which $37,500 shall be payable as of the Closing Date, $37,500 of which shall be payable as of the last day of the three (3) fiscal quarters ending hereafter thereafter commencing December 31, 1999, until paid in full.

8.8. Upon the date hereof and on each annual anniversary thereof the Company shall pay to the Agent the Collateral Management Fee, which shall be fully earned and not refundable or rebateable when due.

8.9. The Company shall pay the Agent's standard charges for, and the fees and expenses of, the Agent personnel used by the Agent for reviewing the books and records of the Company and for verifying, testing protecting, safeguarding, preserving or disposing of all or any part of the Collateral provided, however, that the foregoing shall not be payable until the occurrence of an Event of Default for so long as the Company is paying the Collateral Management Fee.

8.10. The Company hereby authorizes the Agent to charge its Revolving Loan Account with the Agent with the amount of all payments due hereunder as such payments become due. The Company confirms that any charges which the Agent may so make to the Company's account as herein provided will be made as an accommodation to the Company and solely at the Agent's discretion. Agent shall promptly notify the Company of all such charges to the Revolving Loan Account.

SECTION  9.    POWERS.

         The Company hereby constitutes the Agent in behalf of the Lenders or any person or agent the Agent may designate as its attorney-in-fact, at the Company's cost and expense, to exercise all of the following powers, which being coupled with an interest, shall be irrevocable until all of the Company's Obligations to the Agent and the Lenders have been paid in full:

9.1. To receive, take, endorse, sign, assign and deliver, all in the name of the Agent or the Company, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

9.2. To receive, open and dispose of all mail addressed to the Company and to notify postal authorities to change the address for delivery thereof to such address as the Agent may designate;

9.3. To request from customers indebted on Accounts at any time, in the name of the Agent or the Company or that of the Agent's designee, information concerning the amounts owing on the Accounts;

9.4. To transmit to customers indebted on Accounts notice of the Agent's interest therein and to notify customers indebted on Accounts to make payment directly to the Agent for the Company's account; and

9.5. To take or bring, in the name of the Agent or the Company, all steps, actions, suits or proceedings deemed by the Agent necessary or desirable to enforce or effect collection of the Accounts.

         Notwithstanding anything hereinabove contained to the contrary, the powers set forth in 9.2, 9.4 and 9.5 above may only be exercised after the occurrence of an Event of Default and until such time as such Event of Default is waived in writing by the Agent or cured to the Agent's satisfaction. In addition, the powers set forth in 9.3 above will only be exercised in the name of the Company or a certified public accountant designated by the Agent prior to the occurrence of such Event of Default.

SECTION 10.      EVENTS OF DEFAULT AND REMEDIES.

10.1. Notwithstanding anything hereinabove to the contrary, the Lenders acting through the Agent may terminate this Agreement immediately upon the occurrence of any of the following (herein "Events of Default"):

         10.1.1. cessation of the business of the Company or the calling of a meeting of the creditors of the Company, or any one of them, for purposes of compromising their debts and obligations;

         10.1.2. the failure of the Company generally to pay its debts as they mature;

         10.1.3. the commencement by or against the Company of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any federal or state law, provided that in the event of any involuntary proceeding commenced against the Company such proceeding is not dismissed or discharged within 45 days after commencement thereof;

         10.1.4. breach by the Company of any warranty, representation or covenant contained herein (other than those referred to in Section 10.1.5 below) or in any other written agreement between the Company and the Agent or any Lender, provided that such breach by the Company of any of the warranties, representations or covenants referred in this Section 10.1.4 shall not be deemed to be an Event of Default unless and until such breach shall remain unremedied to the Agent's satisfaction for a period of 15 days from the after the sooner to occur of any Executive Officer's receipt of notice of such breach from Agent or the date on which such failure or neglect first becomes known to any Executive Officer; PROVIDED, HOWEVER, that such notice and opportunity to cure shall not apply in the case of any failure to perform, keep or observe any covenant which is not capable of being cured at all or within such 15-day period or which is a willful and knowing breach by the Company;

         10.1.5. breach by the Company, of any warranty, representation or covenant of Section 3.3, Section 3.4, Section 6.3 Section 6.4, Section 7.1,
Section 7.5, Section 7.6, Section 7.9, and Section 7.10;

         10.1.6. failure of the Company to pay any of the Obligations within five (5) Business Days of the due date thereof, provided that nothing contained herein shall prohibit the Agent from charging such amounts to the Company's Revolving Loan Account on the due date thereof;

         10.1.7. the Company sustains a consolidated loss in any Fiscal Year, as determined in accordance with GAAP, exclusive, to the extent applicable, of dividends paid in capital stock of Borrower;

         10.1.8. the Company shall (a) engage in any "prohibited transaction" as defined in ERISA, (b) have any "accumulated funding deficiency" as defined in ERISA, (c) have any Reportable Event as defined in ERISA, (d) terminate any Plan, as defined in ERISA or (e) be engaged in any proceeding in which the Pension Benefit Guaranty Corporation shall seek appointment, or is appointed, as trustee or administrator of any Plan, as defined in ERISA, and with respect to this Section 10.1.8 such event or condition remains uncured for a period of thirty (30) days from date of occurrence;

         10.1.9. the Company shall (a) amend or modify any instrument or agreement evidencing Subordinated Debt, or (b) make any payment on account of the Subordinated Debt except as permitted in the Subordination Agreement;

         10.1.10. the occurrence of any default or event of default (after giving effect to any applicable grace periods) under any instrument or agreement evidencing (a) the Subordinated Debt (unless waived in writing by the Subordinated Creditors), or (b) any other Indebtedness of the Company having a principal amount in excess of $100,000; or

         10.1.11. either Stephen H. Nevitt or William L. McMahon ceases for any reason whatsoever (other than as a result of death or permanent disability) to be actively engaged in the management of the Company.

10.2. Upon the occurrence of a Default and/or an Event of Default, the Agent may (at its option) and shall at the direction of the Required Lenders declare that, all loans, advances and extensions of credit provided for in Section 3 of this Agreement shall be thereafter in the Agent's sole discretion and the obligation of the Agent or any Lender to make Revolving Loans shall cease unless such Default or Event of Default is waived in writing by the Agent or cured to the Agent's satisfaction, and upon the occurrence of an Event of Default the Agent may (at its option) and shall at the direction of the Required Lenders declare that: (a) all Obligations shall become immediately due and payable; (b) the Default Rate of Interest shall be charged on all then outstanding or thereafter incurred Obligations in lieu of the interest provided for in Section 8 of this Agreement provided that respect to this clause "(b)" (i) the Agent has given the Company written notice of the Event of Default, provided, however, that no notice is required if the Event of Default is the Event listed in Section 10.1.3 and (ii) the Company has failed to cure the Event of Default within ten (10) days after (x) the Agent deposited such notice in the United States mail or (y) the occurrence of an Event of Default listed in Section 10.1.3; and (c) this Agreement shall immediately terminate upon notice to the Company, provided, however, that no notice of termination is required if the Event of Default is an Event of Default described in Section 10.1.3. The exercise of any option is not exclusive of any other option which may be exercised at any time by the Agent or any Lender.

10.3. Immediately upon the occurrence of any Event of Default, the Agent may and at the request of the Required Lenders shall to the extent permitted by law: (a) remove from any premises where same may be located any and all documents, instruments, files and records, and any receptacles or cabinets containing same, relating to the Accounts, or the Agent may use, at the Company's expense, such of the Company's personnel, supplies or space at the Company's places of business or otherwise, as may be necessary to properly administer and control the Accounts or the handling of collections and realizations thereon; (b) bring suit, in the name of the Company or the Agent in behalf of the Lenders, and generally shall have all other rights respecting said Accounts, including without limitation the right to: accelerate or extend the time of payment, settle, compromise, release in whole or in part any amounts owing on any Accounts and issue credits in the name of the Company or the Agent; (c) sell, assign and deliver the Collateral and any returned, reclaimed or repossessed merchandise, with or without advertisement, at public or private sale, for cash, on credit or otherwise, at the Agent's sole option and discretion, and the Agent may bid or become a purchaser at any such sale, free from any right of redemption, which right is hereby expressly waived by the Company; (d) foreclose the security interests created herein by any available judicial procedure, or to take possession of any or all of the Inventory, Equipment and/or Other Collateral without judicial process, and to enter any premises where any Inventory, Equipment and/or Other Collateral may be located for the purpose of taking possession of or removing the same and (v) exercise any other rights and remedies provided in law, in equity, by contract or otherwise. the Agent shall have the right, without notice or advertisement, to sell, lease, or otherwise dispose of all or any part of the Collateral whether in its then condition or after further preparation or processing, in the name of the Company or the Agent, or in the name of such other party as the Agent may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as the Agent in its sole discretion may deem advisable, and the Agent shall have the right to purchase at any such sale. If any Inventory and Equipment shall require rebuilding, repairing, maintenance or preparation, the Agent shall have the right, at its option, to do such of the aforesaid as is necessary, for the purpose of putting the Inventory and Equipment in such saleable form as the Agent shall deem appropriate. The Company agrees, at the request of the Agent, to assemble the Inventory and Equipment and to make it available to the Agent at premises of the Company or elsewhere and to make available to the Agent the premises and facilities of the Company for the purpose of the Agent's taking possession of, removing or putting the Inventory and Equipment in saleable form. However, if notice of intended disposition of any Collateral is required by law, it is agreed that ten (10) days notice shall constitute reasonable notification and full compliance with the law. The net cash proceeds resulting from the Agent's exercise of any of the foregoing rights, (after deducting all charges, costs and expenses, including reasonable attorneys' fees) shall be applied by the Agent to the payment of the Company's Obligations, whether due or to become due, in such order as the Agent may elect, and the Company shall remain liable to the Agent and the Lenders for any deficiencies, and the Agent and the Lenders in turn agree to remit to the Company or their successors or assigns, any surplus resulting therefrom. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.

SECTION  11.      TERMINATION.

         Except as otherwise permitted herein, the Company or any Lender acting through the Agent may terminate this Agreement and the Line of Credit only as of the initial or any subsequent Anniversary Date and then only by giving the other at least sixty (60) days prior written notice of termination. Notwithstanding the foregoing the Lenders acting through the Agent may terminate this Agreement immediately upon the occurrence of an Event of Default, provided, however, that if the Event of Default is an event listed in Section 10.1.3 hereof, the Agent and the Lenders may regard this Agreement as terminated and notice to that effect is not required. This Agreement, unless terminated as herein provided, shall automatically continue from Anniversary Date to Anniversary Date. Notwithstanding the foregoing, the Company may terminate this Agreement and the Line of Credit prior to any applicable Anniversary Date upon sixty (60) days' prior written notice to the Agent and the Lenders, provided that the Company pay to the Agent for the benefit of the Lenders immediately on demand, the Early Termination Fee and the Prepayment Premium. Termination by any of the Company shall constitute termination with respect to all Company. All Obligations shall become due and payable as of any termination hereunder or under Section 10 hereof and, pending a final accounting, the Agent and the Lenders may withhold any balances in the Company's accounts (unless supplied with an indemnity satisfactory to the Agent) to cover all of the Company's Obligations, whether absolute or contingent. All of the Agent's and Lenders' rights, liens and security interests shall continue after any termination until all Obligations have been paid and satisfied in full.


SECTION  12.      MISCELLANEOUS.

12.1. The Company hereby waives diligence, demand, presentment and protest and any notices thereof as well as notice of nonpayment. No delay or omission of the Agent or the Lenders or the Company to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Agent or the Lenders of any right or remedy precludes any other or further exercise thereof, or precludes any other right or remedy.

12.2. This Agreement and the documents executed and delivered in connection therewith constitute the entire agreement between the Company and the Agent and the Lenders; supersede any prior agreements; and shall bind and benefit the Company and the Agent and their respective successors and assigns. This Agreement can be amended, modified or changed only by a writing signed by the Company, the Agent and the Required Lenders (unless the consent of all Lenders is required pursuant to Section 14.10 hereof).

12.3. In no event shall the Company, upon demand by the Agent or any Lender for payment of any indebtedness relating hereto, by acceleration of the maturity thereof, or otherwise, be obligated to pay interest and fees in excess of the amount permitted by law. Regardless of any provision herein or in any agreement made in connection herewith, the Agent or any Lender shall never be entitled to receive, charge or apply, as interest on any indebtedness relating hereto, any amount in excess of the maximum amount of interest permissible under applicable law. If the Agent or any Lender ever receive, collect or apply any such excess, it shall be deemed a partial repayment of principal and treated as such; and if principal is paid in full, any remaining excess shall be refunded to the Company. This Section 12.3 shall control every other provision hereof and of any other agreement made in connection herewith.

12.4. If any provision hereof or of any other agreement made in connection herewith is held to be illegal or unenforceable, such provision shall be fully severable, and the remaining provisions of the applicable agreement shall remain in full force and effect and shall not be affected by such provision's severance. Furthermore, in lieu of any such provision, there shall be added automatically as a part of the applicable agreement a legal and enforceable provision as similar in terms to the severed provision as may be possible.

12.5. THE COMPANY, THE AGENT AND THE LENDERS EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT. THE COMPANY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED.

12.6. Except as otherwise herein provided, any notice or other communication required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered when hand delivered or sent by telegram or telex, or three days after deposit in the United State mails, with proper first class postage prepaid and addressed to the party to be notified as follows:

                  (A) if to the Agent or CITBC, at:

                           The CIT Group/Business Credit, Inc.
                           1200 Ashwood Parkway
                           Suite 150
                           Atlanta, Georgia 30338
                           Fax No.: (770) 522-7673
                           Attention: Office Head

                  (B) if to any other party becoming a Lender hereunder to the address specified in the Assignment and Transfer Agreement.

                  (C)      if to the Company at:

                           Serengeti Eyewear, Inc.
                           8125 25th Court East
                           Sarasota, Florida 34243
                           Fax No.: (941) 359-3598
                           Attn: Stephen H. Nevitt

                  (D)      With a courtesy copy to:

                           Cooperman Levitt Winikoff Lester & Newman, P.C. 800 Third Avenue
                           New York, New York 10022-7601
                           Fax No.: (212) 755-2839
                           Attn: Robert L. Winikoff, Esq.

or to such other address as any party may designate for itself by like notice.

12.7. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA.

SECTION  13.      AGREEMENT BETWEEN THE LENDERS.

13.1. (a) The Agent, for the account of the Lenders, shall disburse all loans and advances to the Company and shall handle all collections of Collateral and repayment of Obligations. It is understood that for purposes of advances to the Company and for purposes of this Section 13 the Agent is using the funds of the Agent.

         (b) Unless the Agent shall have been notified in writing by any Lender prior to any advance to the Company that such Lender will not make the amount which would constitute its share of the borrowing on such date available to the Agent, the Agent may assume that such Lender shall make such amount available to the Agent on a Settlement Date, and the Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. A certificate of the Agent submitted to any Lender with respect to any amount owing under this subsection shall be conclusive, absent manifest error. If such Lender's share of such borrowing is not in fact made available to the Agent by such Lender on the Settlement Date, the Agent shall be entitled to recover such amount with interest thereon at the rate per annum applicable to Revolving Loans hereunder, on demand, from the Company without prejudice to any rights which the Agent may have against such Lender hereunder. Nothing contained in this subsection shall relieve any Lender which has failed to make available its ratable portion of any borrowing hereunder from its obligation to do so in accordance with the terms hereof. Nothing contained herein shall be deemed to obligate the Agent to make available to the Company the full amount of a requested advance when the Agent has any notice (written or otherwise) that any of the Lenders will not advance its ratable portion thereof.

13.2. On the Settlement Date, the Agent and the Lenders shall each remit to the other, in immediately available funds, all amounts necessary so as to ensure that, as of the Settlement Date, the Lenders shall have their proportionate share of all outstanding Obligations.

13.3. The Agent shall forward to each Lender, at the end of each month, a copy of the account statement rendered by the Agent to the Company.

13.4. The Agent shall, after receipt of any interest and fees earned under this Agreement, promptly remit to the Lenders: (a) their pro rata portion of all fees; provided, however, that the Lenders (other than CITBC as the Agent) shall
(x) not share in the Collateral Management Fee or the fees provided for in
Section 8.9 hereof; and (y) receive their share of the Loan Facility Fee in accordance with their respective agreements with the Agent; (b) interest computed at the rate and as provided for in Section 8 of this Agreement on all outstanding amounts advanced by the Lenders on each Settlement Date, prior to adjustment, that are subsequent to the last remittance by the Agent to the Lenders of the Company's interest payments; (c) its pro rata portion of all principal repaid on the Term Loan; and (d) interest on the Term Loan computed at the rate and as provided for in Section 8 of this Agreement.

13.5. (a) The Company acknowledge that the Lenders may sell participations in the loans and extensions of credit made and to be made to the Company hereunder. The Company further acknowledge that in doing so, the Lenders may grant to such participants certain rights which would require the participant's consent to certain waivers, amendments and other actions with respect to the provisions of this Agreement, provided that the consent of any such participant shall not be required except for matters requiring the consent of all Lenders hereunder as set forth in Section 14.10 hereof.

         (b) The Company authorizes each Lender to disclose to any participant or purchasing lender (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Company and their affiliates which has been delivered to such Lender by or on behalf of the Company pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Company in connection with such Lender's credit evaluation of the Company and their affiliates prior to entering into this Agreement.

13.6. The Company hereby agree that each Lender is solely responsible for its portion of the Line of Credit and that neither the Agent nor any Lender shall be responsible for, nor assume any obligations for the failure of any Lender to make available its portion of the Line of Credit. Further, should any Lender refuse to make available its portion of the Line of Credit, then the other Lender may, but without obligation to do so, increase, unilaterally, its portion of the Line of Credit in which event the Company is so obligated to that other Lender.

13.7. In the event that the Agent, the Lenders or any one of them is sued or threatened with suit by the Company or any one of them, or by any receiver, trustee, creditor or any committee of creditors on account of any preference, voidable transfer or lender liability issue, alleged to have occurred or been received as a result of, or during the transactions contemplated under this Agreement, then in such event any money paid in satisfaction or compromise of such suit, action, claim or demand and any expenses, costs and attorneys' fees paid or incurred in connection therewith, whether by the Agent, the Lenders or any one of them, shall be shared proportionately by the Lenders. In addition, any costs, expenses, fees or disbursements incurred by outside agencies or attorneys retained by the Agent to effect collection or enforcement of any rights in the Collateral, including enforcing, preserving or maintaining rights under this Agreement shall be shared proportionately between and among the Lenders to the extent not reimbursed by the Company or from the proceeds of Collateral. The provisions of this Section 13.7 shall not apply to any suits, actions, proceedings or claims that (a) predate the date of this Agreement or
(b) are based on transactions, actions or omissions that predate the date of this Agreement.

13.8. Each of the Lenders agrees with each other Lender that any money or assets of the Company held or received by such Lender, no matter how or when received, shall be applied to the reduction of the Obligations (to the extent permitted hereunder) after (a) the occurrence of an Event of Default and (b) the election by the Required Lenders to accelerate the Obligations. In addition, the Company authorizes, and the Lenders shall have the right, without notice, upon any amount becoming due and payable hereunder, to set-off and apply against any and all property held by, or in the possession of such Lender the Obligations due such Lenders.

13.9. Each Lender shall have the right at any time to assign to one or more commercial banks, commercial finance lenders or other financial institutions all or a portion of its rights and obligations under this Agreement (including, without limitation, its obligations under the Line of Credit, the Term Loan and the Revolving Loans. Upon execution of an Assignment and Transfer Agreement, (a) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations of such Lender as the case may be hereunder and (b) such Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Agreement. The Company shall, if necessary, execute any documents reasonably required to effectuate the assignments. No Lender other than CITBC may assign its interest in the loans and advances and extensions of credit hereunder without the prior written consent of the Agent.

SECTION  14.      AGENCY.

14.1. Each Lender hereby irrevocably designates and appoints CITBC as the Agent for the Lenders under this Agreement and any ancillary loan documents and irrevocably authorizes CITBC as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and all ancillary documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and all ancillary documents together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into Agreement and the ancillary documents or otherwise exist against the Agent.

14.2. The Agent may execute any of its duties under this Agreement and all ancillary documents by or through agents or attorneys-in-fact and shall be entitled to the advice of counsel concerning all matters pertaining to such duties.

14.3. Neither the Agent nor any of its officers, directors, employees, agents, or attorneys-in-fact shall be (a) liable to any Lender for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Agreement and all ancillary documents (except for its or such person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in this Agreement and all ancillary documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement and all ancillary documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement and all ancillary documents or for any failure of the Company to perform their obligations thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement and all ancillary documents or to inspect the properties, books or records of the Company.

14.4. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement and all ancillary documents unless it shall first receive such advice or concurrence of the Lenders, or the Required Lenders, as the case may be, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and all ancillary documents in accordance with a request of the Lenders, or the Required Lenders, as the case may be, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

14.5. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Company describing such Default or Event of Default. In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Lenders, or Required Lenders, as the case may be; provided that unless and until the Agent shall have received such direction, the Agent may in the interim (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of the Lenders.

14.6. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Company shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition or creditworthiness of the Company. The Agent, however, shall provide the Lenders with copies of all financial statements, projections and business plans which come into the possession of the Agent or any of its officers, employees, agents or attorneys-in-fact.

14.7. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including negligence on the part of the Agent) which may at any time be imposed on, incurred by or asserted against the Agent in anyway relating to or arising out of this Agreement or any ancillary documents or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this Section 14.7 shall survive the payment of the obligations.

14.8. The Agent may make loans to, and generally engage in any kind of business with the Company as though the Agent were not the Agent hereunder. With respect to its loans made or renewed by it or loan obligations hereunder as Lender, the Agent shall have the same rights and powers, duties and liabilities under this Agreement as any Lender and may exercise the same as though it was not the Agent and the terms "Lender" and "Lenders" shall include the Agent in its individual capacities.

14.9. The Agent may resign as the Agent upon 30 days' notice to the Lenders and such resignation shall be effective upon the appointment of a successor Agent. If the Agent shall resign as Agent, then the Lenders shall appoint a successor Agent for the Lenders whereupon such successor Agent shall succeed to the rights, powers and duties of the Agent and the term "the Agent" shall mean such successor Agent effective upon its appointment, and the former Agent's rights, powers and duties as the Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After any retiring Agent's resignation hereunder as the Agent the provisions of this Section 14.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent.

14.10. Notwithstanding anything contained in this Agreement to the contrary, the Agent will not, without the prior written consent of all Lenders: (a) amend this Agreement to increase the Line of Credit; reduce the interest rates; reduce or waive any fees in which the Lenders share hereunder or forgive, defer or waive the repayment of any Obligations; (b) extend the maturity of the Obligations; or
(c) alter or amend this Section 14.10 or the definitions of Eligible Domestic Accounts Receivable, Eligible Foreign Accounts Receivable, Eligible Premium Inventory, Eligible Non-Premium Inventory, Inventory Loan Cap, Collateral or Required Lenders; (d) release Collateral in bulk without a corresponding reduction in the Obligations to the Lenders, or (e) intentionally make any Revolving Loan hereunder if after giving effect thereto the total of Revolving Loans for the Company would exceed 110% of the maximum amount available under
Section 3 hereof. In all other respects the Agent is authorized to take such actions or fail to take such actions if the Agent, in its reasonable discretion, deems such to be advisable and in the best interest of the Lenders, including, but not limited to, the making of an overadvance or the termination of this Agreement upon the occurrence of an Event of Default unless it is specifically instructed to the contrary by the Required Lenders.

14.11. In the event a Lender's consent is required pursuant to the provisions of this Agreement and such Lender does not respond to any request by the Agent for such consent within 10 days after such request is made to such Lender, such failure to respond shall be deemed a consent. In addition, in the event that any Lender declines to give its consent to any such request, it is hereby mutually agreed that the Agent and/or any other Lender shall have the right (but not the obligation) to purchase such Lender's share of the Loans for the full amount thereof together with accrued interest thereon to the date of such purchase.

14.12. Each Lender agrees that notwithstanding the provisions of Section 11 of this Agreement any Lender may terminate this Agreement and the Line of Credit only as of the initial or any subsequent Anniversary Date and then only by giving the Agent 90 days prior written notice thereof. Within 30 days after receipt of any such termination notice, the Agent shall, at its option, either
(a) give notice of termination to the Company hereunder or (b) purchase the Lender's share of the Obligations hereunder for the full amount thereof plus accrued interest thereon. Unless so terminated this Agreement and the Line of Credit shall be automatically extended from Anniversary Date to Anniversary Date.

14.13. The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or commitment of any other Lender. Nothing contained in this Agreement and no action taken by Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, association, joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled, to the extent not otherwise restricted hereunder, to protect and enforce its rights arising out of this Agreement and any of the other documents executed in connection therewith and it shall not be necessary for Agent or any other Lender to be joined as an additional party in any proceeding for such purpose.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                        Very truly yours,

                                        THE CIT GROUP/BUSINESS
                                        CREDIT, INC., AS AGENT AND LENDER


                                        By:____________________________________
                                           Title: Vice President

READ AND AGREED TO:

                                        SERENGETI EYEWEAR, INC.
ATTEST:


___________________________________     By: ___________________________________

Assistant Secretary                         Title: President


[CORPORATE SEAL]

                                    EXHIBIT A

                         REVOLVING LOAN PROMISSORY NOTE


$12,000,000.00                                                September 9, 1999


         FOR VALUE RECEIVED, the undersigned, SERENGETI EYEWEAR, INC., a New York corporation (the "Company"), promises to pay to the order of THE CIT GROUP/BUSINESS CREDIT, INC. (herein "CITBC") as Agent for the Lenders under a certain Financing Agreement of even date herewith between CITBC as Agent and Lender, other Lenders parties thereto and the Company (herein the "Agreement") at its office located at 1200 Ashwood Parkway, Suite 150, Atlanta, Georgia 30338, in lawful money of the United States of America and in immediately available funds, the principal amount of $12,000,000.00, or such other principal amount advanced pursuant to Section 3.1 of the Agreement. The balance of such Revolving Loan will fluctuate as a result of the daily application of the proceeds of collections of the Accounts and the making of additional Revolving Loans as described in Section 3 of the Agreement. The Revolving Loans may be borrowed, repaid and reborrowed by the Company in accordance with Section 5 of the Agreement. A final payment in an amount equal to the outstanding aggregate balance of principal and interest remaining unpaid, if any, under this Revolving Loan Promissory Note as shown on the books and records of the Agent shall be due and payable upon any termination of the Agreement.

         All capitalized terms used herein shall have the meaning provided therefor in the Agreement, unless otherwise defined herein.

         The Company further promises to pay interest at such office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in Section 8.1 of the Agreement.

         If any payment on this Revolving Loan Promissory Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         This Revolving Loan Promissory Note is the Revolving Loan Promissory Note referred to in the Agreement, and is subject to, and entitled to, all provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein.

         The date and amount of the advance(s) made hereunder may be recorded on the schedule which is attached hereto and hereby made part of this Note or the separate ledgers maintained by the Agent, provided that any failure to record any such information on such schedule shall not in any manner affect the obligation of the Company to make payments of principal and interest in accordance with the terms of this Revolving Loan Promissory Note. The aggregate unpaid principal amount of all advances made pursuant hereto may be set forth in the balance column on said schedule or such ledgers maintained by the Agent. All such advances, whether or not so recorded, shall be due as part of this Revolving Loan Promissory Note.

         The Company confirms that any amount received by or paid to the Agent in connection with the Agreement and/or any balances standing to its credit on any of its accounts on the Agent's books under the Agreement may in accordance with the terms of the Agreement be applied in reduction of this Revolving Loan Promissory Note, but no balance or amounts shall be deemed to effect payment in whole or in part of this Revolving Loan Promissory Note unless the Agent shall have actually charged such account or accounts for the purposes of such reduction or payment of this Revolving Loan Promissory Note.

         Upon the occurrence of any one or more of the Events of Default specified in the Agreement or upon termination of the Agreement, all amounts then remaining unpaid on this Revolving Loan Promissory Note may become, or be declared to be, immediately due and payable as provided in the Agreement.

         The Company and any and all guarantors, sureties and endorsers jointly and severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration, protest and diligence in collecting.

         This Revolving Loan Promissory Note shall be governed by, and construed in accordance with, the laws of the state of Georgia and the applicable federal laws of the United States.

                                             SERENGETI EYEWEAR, INC.
ATTEST:


__________________________                  By: _______________________________

Assistant Secretary                             Title: President


[CORPORATE SEAL]

                                SCHEDULE TO GRID


=================== ========================= ============================= ====================================
DATE                LOAN                      PAYMENT                       BALANCE
------------------- ------------------------- ----------------------------- ------------------------------------
------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

------------------- ------------------------- ----------------------------- ------------------------------------

=================== ========================= ============================= ====================================

                                    EXHIBIT B

                            TERM LOAN PROMISSORY NOTE


$725,000.00                                                September ___ , 1999

         FOR VALUE RECEIVED, the undersigned, SERENGETI EYEWEAR, INC., a New York corporation (the "Company"), promises to pay to the order of THE CIT GROUP/BUSINESS CREDIT, INC. (herein "CITBC") as Agent for the Lenders under a certain Financing Agreement (herein the "Agreement") of even date herewith among CITBC, as Agent and Lender and the Company at Agent's office located at 1200 Ashwood Parkway, Suite 150, Atlanta, Georgia 30338, in lawful money of the United States of America and in immediately available funds, the principal amount of $725,000.00 as follows: (a) commencing November 1, 1999 and continuing on the first day of each month thereafter, through and including September 1, 2000, principal installments of $60,416.67 each, and (b) on October 1, 2000 a final payment of the remaining unpaid principal balance of this Note. The Company further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time on the dates and at the rate specified in Section 8.2 of the Agreement.

         Capitalized terms used herein and defined in the Agreement shall have the same meanings as set forth therein unless otherwise specifically defined herein.

         If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         This Note is Term Loan Promissory Note referred to in the Agreement, evidences the Term Loan thereunder, and is subject and entitled to all provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein.

         Upon the occurrence of any one or more of the Events of Default specified in the Agreement or upon termination of the Agreement, all amounts then remaining unpaid on this Note may become, or be declared to be, at the sole election of the Agent, immediately due and payable as provided in the Agreement.


                                            SERENGETI EYEWEAR, INC.
Attest:


__________________________                  By: _______________________________

Assistant Secretary                             Title: President

                  EXHIBIT C - ASSIGNMENT AND TRANSFER AGREEMENT

                              Dated: ______ , _____


         Reference is made to the Financing Agreement dated as of September 9, 1999 (as amended, modified, supplemented and in effect from time to time, the "Agreement"), among SERENGETI EYEWEAR, INC., a New York corporation (the "Company"), the Lenders named therein, and The CIT Group/Business Credit, Inc., as Agent (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement. This Assignment and Transfer Agreement, between the Assignor (as defined and set forth on Schedule 1 hereto and made a part hereof) and the Assignee (as defined and set forth on Schedule 1 hereto and made a part hereof) is dated as of Effective Date (as set forth on Schedule 1 hereto and made a part hereof).

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date, an undivided interest (the "Assigned Interest") in and to all the Assignor's rights and obligations under the Agreement respecting those, and only those, financing facilities contained in the Agreement as are set forth on
Schedule 1 (collectively, the "Assigned Facilities" and individually, an "Assigned Facility"), in a principal amount for each Assigned Facility as set forth on Schedule 1.

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any other instrument, document or agreement executed in conjunction therewith (collectively the "Ancillary Documents") or the execution, legality, validity, enforceability, genuiness, sufficiency or value of the Agreement, any Collateral thereunder or any of the Ancillary Documents furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or any guarantor or the performance or observance by the Company or any guarantor of any of its respective obligations under the Agreement or any of the Ancillary Documents furnished pursuant thereto.

         3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Transfer Agreement; (ii) confirms that it has received a copy of the Agreement, together with the copies of the most recent financial statements of the Company, and such other documents and information as it has deemed appropriate to make its own credit analysis; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Agreement are required to be performed by it as Lender; and (vi) if the Assignee is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.

         4. Following the execution of this Assignment and Transfer Agreement, such agreement will be delivered to the Agent for acceptance by it and the Company, effective as of the Effective Date.

         5. Upon such acceptance, from and after the Effective Date, the Agent shall make all payments in respect of the assigned interest (including payments of principal, interest, fees and other amounts) to the Assignee, whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date made by the Agent or with respect to the making of this assignment directly between themselves.

         6. From and after the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Transfer Agreement, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Transfer Agreement, relinquish its rights and be released from its obligations under the Agreement.

         7. THIS ASSIGNMENT AND TRANSFER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA .

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers on
Schedule 1 hereto.

                 SCHEDULE 1 TO ASSIGNMENT AND TRANSFER AGREEMENT

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:       ___________ , _____

                                                              Percentage Assigned of
                                                              Each Facility (Shown
                                                              as a percentage of
                                    Principal                 aggregate original
                                    Amount Assigned           principal amount of all Lenders)
Revolving Loans                     $_____________                       ___%

Letter of Credit
participation
interest                            $ N/A                                ___%

Term Loan:                          $_____________                       ___%


                                                       Total  $________

Accepted:

THE CIT GROUP/BUSINESS
CREDIT, INC., AS AGENT
                                               ------------------------------,
                                                        as Assignor


By: _________________________________          By: ___________________________

     Title: _________________________            Title: ______________________



SERENGETI EYEWEAR, INC.
(the "Company")
                                               ------------------------------,
                                                        as Assignee


By: _________________________________          By: ___________________________

     Title: _________________________            Title: ______________________

                                   SCHEDULE 1
                                 EXISTING LIENS


                                    FILING           FILING            SECURED
                     LOCATION       DEBTOR         NUMBER DATE          PARTY        COLLATERAL



                                   SCHEDULE 2


         COLLATERAL LOCATIONS, CHIEF EXECUTIVE OFFICE AND QUALIFICATIONS



CHIEF EXECUTIVE OFFICE





COLLATERAL LOCATIONS





JURISDICTIONS IN WHICH QUALIFIED


                                       2